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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act File Number 811-07538
                                                     ---------

                          LORD ABBETT SECURITIES TRUST
                          ----------------------------
               (Exact name of Registrant as specified in charter)

                     90 Hudson Street, Jersey City, NJ 07302
                     ---------------------------------------
               (Address of principal executive offices) (zip code)

           Christina T. Simmons, Vice President & Assistant Secretary
                     90 Hudson Street, Jersey City, NJ 07302
                     ---------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 201-6984
                                                           --------------

Date of fiscal year end: 10/31
                         -----

Date of reporting period: 10/31/2004
                          ----------

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ITEM 1:   REPORT TO SHAREHOLDERS.
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[LORD ABBETT LOGO]

 2004
  ANNUAL
    REPORT

  LORD ABBETT

     ALL VALUE FUND

     ALPHA FUND

     INTERNATIONAL CORE EQUITY
        FUND

     INTERNATIONAL OPPORTUNITIES
        FUND

     LARGE-CAP VALUE FUND

  FOR THE FISCAL YEAR ENDED OCTOBER 31, 2004

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LORD ABBETT SECURITIES TRUST
ANNUAL REPORT
FOR THE FISCAL YEAR ENDED OCTOBER 31, 2004

DEAR SHAREHOLDERS: We are pleased to provide you with this overview of the Lord Abbett Securities Trust's strategies and performance for the fiscal year ended October 31, 2004. On this and the following pages, we discuss the major factors that influenced performance.

     Thank you for investing in Lord Abbett Mutual Funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

BEST REGARDS,

/s/ Robert S. Dow

ROBERT S. DOW
CHAIRMAN
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Q: WHAT WERE THE OVERALL MARKET CONDITIONS OF THE REPORTING PERIOD?
A: Overall, the U.S. economy showed signs of continued improvement during the twelve-month period from October 31, 2003 through October 31, 2004. The employment rate continued to trend up in November 2003, and the unemployment rate, at 5.9%, was essentially unchanged from October. While the unemployment rate dropped to 5.6% in January 2004, the data also showed lower-than-expected job creation in December 2003 and January 2004. GDP grew at a 4.1% annual pace in the fourth quarter of 2003 and, although this was slightly below expectations, the data continued to support expectations for an improving economy. Furthermore, in the face of a strengthening equity market, debates over the direction of interest rates intensified.

     A positive trend continued in the first half of calendar 2004, largely due to strong consumer and capital spending. Corporate profits rose, triggered by a rise in industrial production. In January and February, inflation and short-term interest rates continued to remain stable. However, somewhat disappointing employment reports and higher energy prices weighed on consumer sentiment. In March and April, the U.S. housing market remained strong and there were improvements in durable goods spending. But, retail sales dropped 0.5% in April after a 2% gain in March.

     Beginning in April and continuing through July, unemployment stabilized. The Producer Price Index (PPI) rose 0.1% in July, seasonally adjusted, after a decrease of 0.3% in June and a 0.8% rise in May. (The PPI measures wholesale prices of goods, i.e. before they are sold through retailers. It is sometimes used to predict movements in the Consumer Price Index, which is a measure of retail prices and commonly used as a measure of inflation.) Equity prices, as measured by the S&P 500(R) Index(1), were roughly flat in April, May and June. On June 30, the Federal Reserve Board (the Fed) raised its

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fed funds rate from 1% to 1.25%, and stocks responded positively to the widely expected Fed action. (The fed funds rate is the rate at which banks lend to each other overnight.) However, equity prices declined slightly in July as investors continued to respond to uncertainties surrounding future interest-rate hikes, the continued war in Iraq, the upcoming presidential election and record-high energy prices.

     After slowing during a summer "soft patch," the economy regained some traction in the third quarter of 2004. Over much of the period, however, stocks ignored the strength of the economy, finishing the third quarter down slightly. One of the key drivers of stocks during most of the summer seemed to be the direction of oil prices, with stocks falling as oil prices rose. This negative correlation lasted until mid-August when crude oil broke through the $45 per barrel price level. From mid-August through mid-September, stocks benefited from declining gasoline prices at the pump, a favorable turn of events for consumers. Equities gathered momentum until a string of hurricanes on the Gulf Coast forced production disruptions at one of the nation's largest oil-refining facilities, causing oil prices to rise again as the quarter ended.

     The combination of declining gasoline prices during much of the third quarter and the addition of 300,000-400,000 jobs, while lower than expected, contributed to a pick up in consumer spending in the third quarter. Third quarter unemployment declined to 5.4%. On August 10, the Fed again raised the fed funds rate from 1.25% to 1.50%. This was followed by another quarter point increase to 1.75% on September 21.

     In October 2004, employment increased by 337,000 jobs and unemployment remained virtually unchanged. The Consumer Price Index increased 0.5% in October. In addition, the S&P 500 gained 1.4% in October, as the technology sector outperformed all other industries and crude oil prices fell sharply from record highs. As this one-year period ended, investors waited to learn the outcome of the U.S. presidential election.

     Looking at the world economy, for most of the twelve-month period ended October 31, 2004 there was a near global synchronization of economic recovery. During the first six months of the period, the increasing likelihood of a sustainable economic recovery in the United States, continuing strong growth in China and generally low inflation worldwide combined to improve both consumer and business sentiment in international markets. Continental Europe provided the strongest performance, even in local currency terms, in the first three months of the fiscal year, followed by Asia ex-Japan. However, in February, March and April, Japanese equity markets took the

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lead, an encouraging turn of events given that nation's decade-long period of stagnation and deflation. Meanwhile, a stronger pound contributed to positive returns in United Kingdom equities, when measured in U.S. dollars.

     After a bullish June, markets fell through mid-August, compounded by a sharp rebound in oil prices, causing concern about the impact of higher energy costs. By September, despite the high price of oil, the equity markets rallied once again. Although the Japanese market declined, Asia ex-Japan reported strong performance in U.S. dollar terms followed by Canada, during the third calendar quarter of 2004.

     For the fiscal year, regional performance in the non-U.S., developed world, small-cap universe was led by Canada, Continental Europe and Asia ex-Japan. Despite stronger performance earlier in the fiscal year, Japan sharply underperformed for the year. Outperformance in natural resource-rich Canada was driven by rising metal and oil prices. Continental Europe was a strong performer in spite of poor performance in Germany and France. The region benefited from its smaller markets including Ireland, Spain, Portugal, Austria and Italy. Asia ex-Japan gained due to a buoyant Australian economy as well as rising metal and oil prices.

LORD ABBETT ALL VALUE FUND

Q: HOW DID THE FUND PERFORM OVER THE FISCAL YEAR ENDED OCTOBER 31, 2004?
A: For the fiscal year ended October 31, 2004, the Fund returned 13.8%, reflecting performance at the Net Asset Value (NAV) of Class A shares with all distributions reinvested, compared with its benchmark, the Russell 3000(R) Value Index,(2) which returned 15.6% over the same period. Standardized Average Annual Total Returns, which reflect performance at the maximum 5.75% sales charge applicable to Class A share investments and include the reinvestment of all distributions are 1 Year: 7.21%, 5 Years: 4.74% and Since Inception (July 15,
1996): 11.57%. Class A shares purchased subject to a front-end sales charge have no contingent deferred sales charge (CDSC). However, certain purchases of Class A shares made without a front-end sales charge may be subject to a CDSC of 1% if the shares are redeemed within 12 months of the purchase.

PERFORMANCE DATA QUOTED REFLECT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, ON ANY GIVEN DAY OR WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END BY CALLING LORD ABBETT AT 800-821-5129 OR REFERRING TO OUR WEBSITE AT www.LordAbbett.com.

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Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?
A: Stock selection within the consumer discretionary sector was the greatest detractor to performance relative to the benchmark for the twelve-month period. This sector includes stocks in the consumer durables, apparel, media, hotel and leisure industries. Three large-cap media stocks underperformed, as did a number of retail holdings, including a small-cap importer of gifts and home furnishings. An underweight position in integrated oils for the period hurt performance relative to the benchmark. However, when the portfolio's weighting in integrated oils is combined with its weighting within the other energy sectors, the Fund's best performing sector, the total energy weighting was nearly neutral, offsetting much of the negative impact from the integrated oils underweight. An underweight position and stock selection within utilities also detracted from performance as did an overweight position within healthcare, the Fund's worst performing sector for the fiscal year. Some of the negative impact of the healthcare overweight was offset by strong stock selection among some small-cap and mid-cap healthcare holdings.

     Strong stock selection within the technology sector was the greatest contributor to performance relative to the Index. An overweight position in materials and processing also contributed favorably. In addition, a substantially underweight position within the lagging financial services sector produced a positive result. For the year, good performance by the Fund's small-cap and mid-cap holdings helped to offset weaker performance by some of its large-cap holdings.

     THE FUND'S PORTFOLIO IS ACTIVELY MANAGED AND, THEREFORE, ITS HOLDINGS AND THE WEIGHTINGS OF A PARTICULAR ISSUER OR PARTICULAR SECTOR AS A PERCENTAGE OF PORTFOLIO ASSETS ARE SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

LORD ABBETT ALPHA FUND

Q: HOW DID THE FUND PERFORM OVER THE FISCAL YEAR ENDED OCTOBER 31, 2004?
A: The Alpha Fund uses a "fund of funds" approach, which currently divides assets among Lord Abbett Developing Growth Fund, Lord Abbett Securities Trust - International Opportunities Fund and Lord Abbett Research Fund, Inc. - Small-Cap Value Fund. As a result, the Fund's performance is directly related to the performance of its underlying funds.

     For the fiscal year ended October 31, 2004, the Alpha Fund returned 11.0%, reflecting performance at the Net Asset Value (NAV) of Class A shares with all distributions reinvested, compared with its benchmark, the S&P/Citigroup Small Cap World Index,(3) which returned 18.3% over the same period. Standardized Average Annual Total Returns, which reflect performance at the maximum 5.75% sales charge applicable to Class A share investments and include the reinvestment of all distributions are 1 Year: 4.59%, 5 Years: 2.06% and Since Inception (March 18, 1998): 1.22%.

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Class A shares purchased subject to a front-end sales charge have no contingent deferred sales charge (CDSC). However, certain purchases of Class A shares made without a front-end sales charge may be subject to a CDSC of 1% if the shares are redeemed within 12 months of the purchase.

PERFORMANCE DATA QUOTED REFLECT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, ON ANY GIVEN DAY OR WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END BY CALLING LORD ABBETT AT 800-821-5129 OR REFERRING TO OUR WEBSITE AT www.LordAbbett.com.

LORD ABBETT DEVELOPING GROWTH FUND COMPONENT
(APPROXIMATELY 27.7% OF ALPHA FUND PORTFOLIO)

Q: HOW DID THE FUND PERFORM OVER THE TWELVE-MONTH PERIOD ENDED OCTOBER 31, 2004?
A: For the twelve-month period ended October 31, 2004, the Fund returned -3.0%, reflecting performance at the Net Asset Value (NAV) of Class Y shares with all distributions reinvested, compared with its benchmark, the Russell 2000(R) Growth Index,(4) which returned 5.5% over the same period. Standardized Average Annual Total Returns, which reflect performance of Class Y share investments and include the reinvestment of all distributions are 1 Year: 2.99%, 5 Years: -1.33% and Since Inception (December 30, 1997): 1.98%.

PERFORMANCE DATA QUOTED REFLECT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, ON ANY GIVEN DAY OR WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END BY CALLING LORD ABBETT AT 800-821-5129 OR REFERRING TO OUR WEBSITE AT www.LordAbbett.com.

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?
A: The greatest detractor from the Fund's performance for the twelve-month period relative to the benchmark was stock selection and an overweight position within the materials and processing sector. A company in the semiconductor capital equipment industry suffered due to growing competition from an Asian provider. In addition, a fundamentally strong company that manufactures batteries underperformed due to a delay in the awarding of a government contract. Stock selection and an overweight within technology also hurt performance, as holdings in the semiconductor industry were negatively impacted by industry-wide inventory problems. Within the healthcare sector, stock selection took away from performance, as two holdings in the

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hospice industry underperformed when Medicare insurance reimbursements were insufficient to allow them profitability. Also detracting from performance was stock selection in consumer discretionary.

     The strongest positive contribution to performance relative to the benchmark was stock selection within the auto and transportation sector, as a freight forwarding company and a trucking company benefited from increased volume in their businesses. The Fund gained from positive stock selection within integrated oils and energy due to strong performance from oil and gas producers and oil services holdings. Selection of an online retailer of closed out merchandise within the consumer discretionary sector also boosted performance. This sector includes consumer durables, apparel, media, hotel and leisure industries.

     THE FUND'S PORTFOLIO IS ACTIVELY MANAGED AND, THEREFORE, ITS HOLDINGS AND THE WEIGHTINGS OF A PARTICULAR ISSUER OR PARTICULAR SECTOR AS A PERCENTAGE OF PORTFOLIO ASSETS ARE SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

LORD ABBETT INTERNATIONAL OPPORTUNITIES FUND COMPONENT
(APPROXIMATELY 40.0% OF ALPHA FUND PORTFOLIO)

Q: HOW DID THE FUND PERFORM OVER THE FISCAL YEAR ENDED OCTOBER 31, 2004?
A: For the fiscal year ended October 31, 2004, the Fund returned 16.7%, reflecting performance at the Net Asset Value (NAV) of Class Y shares with all distributions reinvested, compared with its benchmark, the S&P/Citigroup U.S. $500 Million - U.S. $2.5 Billion World ex-U.S. Index,(5) which returned 22.1%, and the MSCI Europe, Australasia, Far East (EAFE) Index,(7) which returned 19.3%, over the same period. Standardized Average Annual Total Returns, which reflect performance of Class Y shares and include the reinvestment of all distributions are 1 Year: 16.73%, 5 Years: -4.99% and Since Inception: (December 30, 1997): -0.47%.

PERFORMANCE DATA QUOTED REFLECT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, ON ANY GIVEN DAY OR WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END BY CALLING LORD ABBETT AT 800-821-5129 OR REFERRING TO OUR WEBSITE AT www.LordAbbett.com.

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?
     SEE DISCUSSION ABOUT LORD ABBETT INTERNATIONAL OPPORTUNITIES FUND ON PAGES 9-10.

LORD ABBETT SMALL-CAP VALUE FUND COMPONENT
(APPROXIMATELY 31.5% OF ALPHA FUND PORTFOLIO)

Q: HOW DID THE FUND PERFORM OVER THE TWELVE-MONTH PERIOD ENDED OCTOBER 31, 2004?
A: For the twelve-month period ended October 31, 2004, the Fund returned 18.8%, reflecting performance at the Net Asset

6
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Value (NAV) of Class Y shares with all distributions reinvested, compared with its benchmark, the Russell 2000(R) Value Index(6) which returned 18.0% over the same period. Standardized Average Annual Total Returns, which reflect performance of Class Y share and include the reinvestment of all distributions are 1 Year: 18.80%, 5 Years: 18.19% and Since Inception Y shares (December 30,
1997): 11.46%.

PERFORMANCE DATA QUOTED REFLECT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, ON ANY GIVEN DAY OR WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END BY CALLING LORD ABBETT AT 800-821-5129 OR REFERRING TO OUR WEBSITE AT www.LordAbbett.com.

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?
A: A significant overweight position and strong stock selection within the materials and processing sector were the greatest contributors to the Fund's outperformance relative to its benchmark for the year. Many of the portfolio's holdings within this sector were firms that have been restructured, have undergone cost-cutting and are now benefiting from an improving economy. Holdings in chemical manufacturing contributed to our favorable performance. One produces advanced structural materials used primarily by the aerospace industry, while the two others focus on the manufacturing of vinyl and vinyl-related products. All performed well during the period. Stock selection within the healthcare sector also helped performance. An HMO reported strong performance due to restructuring, its dominant market position in its state and its attractiveness as an acquisition candidate. Two other companies that do drug testing research for pharmaceutical companies also did well, as pharmaceutical companies increasingly find it more cost effective to outsource research to third parties. Stock selection in technology also contributed to performance.

     Stock selection within the consumer discretionary sector hindered performance. This sector includes stocks in the consumer durables, apparel, media, hotel and leisure industries. Two holdings, an importer of gifts and home furnishings and a designer, distributor and licenser of men's and women's apparel and accessories, disappointed when their turnaround efforts stalled. Although the Fund benefited from its overweight position within the Energy sector, a strong sector for the period, stock selection hurt performance relative to the Fund's benchmark. A number of the Fund's holdings focus on oil services and natural gas.

     THE FUND'S PORTFOLIO IS ACTIVELY MANAGED AND, THEREFORE, ITS HOLDINGS AND THE WEIGHTINGS OF A PARTICULAR ISSUER OR PARTICULAR SECTOR AS A PERCENTAGE OF PORTFOLIO ASSETS ARE SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

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LORD ABBETT INTERNATIONAL CORE EQUITY FUND

Q: HOW DID THE FUND PERFORM DURING THE FISCAL PERIOD ENDED OCTOBER 31, 2004?
A: The Fund became available to the public on December 31, 2003. For the period from December 31, 2003 to October 31, 2004, Lord Abbett International Core Equity Fund returned 2.7%, reflecting performance at the Net Asset Value (NAV) of Class A shares with all distributions reinvested, compared with its benchmark, the MSCI Europe, Australasia, Far East (EAFE) Index,(7) which returned 8.2% over the same period. Standardized Average Annual Total Return, which reflects performance at the maximum 5.75% sales charge applicable to Class A share investments and includes the reinvestment of all distributions since inception (December 31, 2003) is -3.25%. Class A shares purchased subject to a front-end sales charge have no contingent deferred sales charge (CDSC). However, certain purchases of Class A shares made without a front-end sales charge may be subject to a CDSC of 1% if the shares are redeemed within 12 months of the purchase.

PERFORMANCE DATA QUOTED REFLECT PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, ON ANY GIVEN DAY OR WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END BY CALLING LORD ABBETT AT 800-821-5129 OR REFERRING TO OUR WEBSITE AT www.LordAbbett.com.

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?
A: Overall, the Fund showed positive contributions from stock selection and negative contributions from sector allocation relative to its benchmark. The Fund's stock picking within the energy sector over the period was a negative contributor despite strong returns in the energy sector. In addition, poor stock selection within the sector furthered the underperformance. The healthcare and information technology sectors were also negative contributors, primarily due to poor stock selection within the sectors. European healthcare stocks were hurt by drug safety issues and were generally poor performers. Asian technology stocks and European telecommunications equipment stocks were the worst performers in the information technology sector.

     The Fund had a positive contribution from the telecommunications services sector. Despite weak returns in the sector overall, the Fund had very strong stock selection within the sector, which yielded gains. Outstanding stock selection also provided positive contributions to the Fund from the consumer discretionary and consumer staples sectors. Spanish media and Asian auto producers lead the consumer discretionary sector, while Asian consumer goods and U.K. food

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retailers were the strongest performers in the consumer staples sector.

     THE FUND'S PORTFOLIO IS ACTIVELY MANAGED AND, THEREFORE, ITS HOLDINGS AND THE WEIGHTINGS OF A PARTICULAR ISSUER OR PARTICULAR SECTOR AS A PERCENTAGE OF PORTFOLIO ASSETS ARE SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

LORD ABBETT INTERNATIONAL OPPORTUNITIES FUND

Q: HOW DID THE FUND PERFORM OVER THE FISCAL YEAR ENDED OCTOBER 31, 2004?
A: For the fiscal year ended October 31, 2004, the Fund returned 16.3%, reflecting performance at the Net Asset Value (NAV) of Class A shares with all distributions reinvested, compared with its benchmarks, the S&P/Citigroup U.S. $500 Million - U.S. $2.5 Billion World ex-U.S. Index,(5) and The MSCI EAFE Index(7) which returned 22.1% and 19.3% respectively, over the same period. Standardized Average Annual Total Returns, which reflect performance at the maximum 5.75% sales charge applicable to Class A share investments and include the reinvestment of all distributions are 1 Year: 9.66%, 5 Years: -6.43% and Since Inception: (December 13, 1996): 0.84%. Class A shares purchased subject to a front-end sales charge have no contingent deferred sales charge (CDSC). However, certain purchases of Class A shares made without a front-end sales charge may be subject to a CDSC of 1% if the shares are redeemed within 12 months of the purchase.

PERFORMANCE DATA QUOTED REFLECT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, ON ANY GIVEN DAY OR WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END BY CALLING LORD ABBETT AT 800-821-5129 OR REFERRING TO OUR WEBSITE AT www.LordAbbett.com.

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?
A: Canada, which had a 12% weighting in the Fund's benchmark at October 31, 2004, was the best performing region in U.S. dollars during the twelve-month period. However, the Fund's underweight position and stock selection in Canada had the biggest negative impact on performance. The Fund's Canadian holdings, with an emphasis on faster-growing consumer-related companies, underperformed the natural resources sector that is heavily represented in Canada.

     The Fund benefited from its overweight position in Continental Europe, which, in U.S. dollars, was the second best performing region. Stock selection in this region detracted from the Fund's performance, as information technology-related holdings sharply underperformed. Investors fled this sector due to a slowing in the technology cycle and the perception that the semi-conductor cycle may have peaked.

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     Although Japan was the weakest regional performer over the twelve-month period in U.S. dollar terms, stock selection and an underweight position in Japan was the largest positive contributor to the Fund's performance. The Fund's strongest performing holdings in Japan included real estate companies benefiting from a rebound in the Japanese real estate market as well as media companies with solid growth. Strong stock selection and an overweight in Asia ex-Japan also boosted relative performance. Mining, including gold stocks, in this region performed well as did oil and oil-related stocks. Asia ex-Japan financial companies, including Hong Kong property companies, also did well during the period.

     THE FUND'S PORTFOLIO IS ACTIVELY MANAGED AND, THEREFORE, ITS HOLDINGS AND THE WEIGHTINGS OF A PARTICULAR ISSUER OR PARTICULAR SECTOR AS A PERCENTAGE OF PORTFOLIO ASSETS ARE SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

LORD ABBETT LARGE-CAP VALUE FUND

Q: HOW DID THE FUND PERFORM OVER THE FISCAL YEAR ENDED OCTOBER 31, 2004?
A: For the fiscal year ended October 31, 2004, the Fund returned 10.7%, reflecting performance at the Net Asset Value (NAV) of Class A shares with all distributions reinvested, compared with its benchmark, the Russell 1000(R) Value Index,(8) which returned 15.5% over the same period. Standardized Average Annual Total Returns, which reflect performance at the maximum 5.75% sales charge applicable to Class A share investments and include the reinvestment of all distributions are 1 Year: 4.41% and Since Inception (June 30, 2003): 9.69%. Class A shares purchased subject to a front-end sales charge have no contingent deferred sales charge (CDSC). However, certain purchases of Class A shares made without a front-end sales charge may be subject to a CDSC of 1% if the shares are redeemed within 12 months of the purchase.

PERFORMANCE DATA QUOTED REFLECT PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, ON ANY GIVEN DAY OR WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END BY CALLING LORD ABBETT AT 800-821-5129 OR REFERRING TO OUR WEBSITE AT www.LordAbbett.com.

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?
A: The greatest detractor from the Fund's performance for the twelve-month period was stock selection within the utilities sector. A cable and Internet services provider was hurt by the failure of a major acquisition bid. Stock selection in healthcare also had a negative impact. A pharmaceutical holding was hurt when new research data prompted the company to voluntarily withdraw a leading arthritis

10
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and acute pain medication from the worldwide market.

Stock selection within the technology sector was the greatest positive contributor to the Fund's performance for the period. A personal computer company outperformed due to its outstanding research and development efforts and its strong pipeline of products. Another technology holding, a global provider of communications and electronic products, contributed favorably based on a reengineering of the company including a new CEO as well as the introduction of a superior product portfolio in 2004. Stock selection in producer durables, which includes capital goods and industrials, also helped performance. Separately, a global, diversified provider of products and services related to fire and security, electronics, healthcare, engineered products and services, plastics and adhesives performed well because of a company restructuring and a renewed focus on core business. A technology and business services company benefited as well from refocusing on its core business. The Fund also benefited from an underweight position in financial services.

     THE FUND'S PORTFOLIO IS ACTIVELY MANAGED AND, THEREFORE, ITS HOLDINGS AND THE WEIGHTINGS OF A PARTICULAR ISSUER OR PARTICULAR SECTOR AS A PERCENTAGE OF PORTFOLIO ASSETS ARE SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

THE PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT EACH FUND, INCLUDING THE FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND ONGOING EXPENSES, THAT AN INVESTOR SHOULD CAREFULLY CONSIDER BEFORE INVESTING. TO OBTAIN A PROSPECTUS ON THESE FUNDS OR ANY LORD ABBETT MUTUAL FUND, PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR LORD ABBETT DISTRIBUTOR LLC AT 800-874-3733 OR VISIT www.LordAbbett.com. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

(1) The S&P 500(R) Index is widely regarded as the standard for measuring large-cap U.S. stock market performance. This popular index includes a representative sample of leading companies in leading industries. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.
(2) The Russell 3000(R) Value Index measures the performance of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Value or the Russell 2000(R) Value indices. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.
(3) The S&P/Citigroup Small Cap World Index is a subset of the Global Citigroup Broad Market Index (BMI).
(4) The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.
(5) S&P/Citigroup Global Equity Index System(SM) and the names of each of the indices and subindices which it comprises (GEIS and such indices and subindices, each an "Index" and collectively, the "Indices") are service marks of Citigroup. The S&P/Citigroup U.S. $500 Million - U.S. $2.5 Billion World ex-U.S. Index is a subset of the Global S&P/Citigroup Broad Market Index (BMI). The

--------------------------------------------------------------------------------

World ex-U.S. composite includes all developed countries except the United States. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.
(6) The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.
(7) The MSCI EAFE(R) Index MSCI Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization index representing the industry composition and a sampling of small, medium and large capitalization companies from the aforementioned global markets. It is a Morgan Stanley International Index that includes stocks traded on 21 exchanges in Europe, Australasia and the Far East. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.
(8) The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

IMPORTANT PERFORMANCE AND OTHER INFORMATION
The views of each Fund's management and the portfolio holdings described in this report are as of October 31, 2004; these views and portfolio holdings may have changed subsequent to this date and they do not guarantee the future performance of the markets or each Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A NOTE ABOUT RISK: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see the Funds' Prospectus.

PERFORMANCE: BECAUSE OF ONGOING MARKET VOLATILITY, EACH FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION. Except where noted, comparative fund performance does not account for the deduction of sales charges and would be different if sales charges were included. Each Fund offers additional classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see each Fund's Prospectus.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANKS, AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

ALL VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class C shares with the same investment in the Russell 3000(R) Value Index, and S&P 500/Barra Value Index assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

            THE FUND (CLASS C SHARES)
                   AT NET ASSET VALUE   RUSSELL 3000(R) VALUE INDEX(1)   S&P 500/BARRA VALUE INDEX(1)
Oct-1994                     $ 10,000                         $ 10,000                       $ 10,000
    1995                     $ 12,183                         $ 12,378                       $ 12,302
    1996                     $ 14,623                         $ 15,260                       $ 15,330
    1997                     $ 18,418                         $ 20,384                       $ 19,884
    1998                     $ 20,433                         $ 22,950                       $ 22,218
    1999                     $ 25,132                         $ 26,457                       $ 26,442
    2000                     $ 27,832                         $ 28,126                       $ 29,002
    2001                     $ 25,689                         $ 25,148                       $ 23,659
    2002                     $ 23,526                         $ 22,774                       $ 19,926
    2003                     $ 28,866                         $ 28,253                       $ 24,872
    2004                     $ 32,624                         $ 32,672                       $ 28,468

                AVERAGE ANNUAL TOTAL RETURN AT MAXIMUM APPLICABLE
               SALES CHARGE FOR THE PERIODS ENDED OCTOBER 31, 2004

                      1 YEAR      5 YEARS     10 YEARS    LIFE OF CLASS
       CLASS A(2)      7.21%        4.74%          --            11.57%
       CLASS B(3)      8.98%        5.15%          --             9.01%
       CLASS C(4)     13.02%        5.36%       12.55%              --
       CLASS P(5)     13.71%          --           --             5.02%
       CLASS Y(6)     14.18%          --           --            26.44%

(1) Performance for each unmanaged index does not reflect any transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund's performance.
(2) Class A shares commenced operations on July 15, 1996. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A Shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2004, is calculated using the SEC-required uniform method to compute such return.
(3) Class B shares commenced operations on June 5, 1997. Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years, and 0% for the life of the class.
(4) Class C shares commenced operations on January 3, 1994. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.
(5) Class P shares commenced operations on August 15, 2001. Performance is at net asset value.
(6) Class Y shares commenced operations on March 31, 2003. Performance is at net asset value.

ALPHA FUND
--------------------------------------------------------------------------------

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the S&P/Citigroup Small-Cap World Index and Lipper Global Small Cap Funds Average assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

            THE FUND (CLASS A SHARES)      THE FUND (CLASS A SHARES)    S&P/CITIGROUP SMALL-CAP                LIPPER GLOBAL
                   AT NET ASSET VALUE   AT MAXIMUM OFFERING PRICE(1)             WORLD INDEX(2)         SMALL-CAP AVERAGE(2)
Mar-1998                     $ 10,000                       $  9,425                   $ 10,000                     $ 10,000
Oct-1998                     $  8,308                       $  7,830                   $  8,484                     $  8,095
    1999                     $  9,788                       $  9,226                   $ 10,140                     $ 10,538
    2000                     $ 11,463                       $ 10,804                   $ 10,983                     $ 13,411
    2001                     $  8,865                       $  8,355                   $  9,572                     $  9,889
    2002                     $  7,587                       $  7,151                   $  9,069                     $  8,699
    2003                     $ 10,363                       $  9,767                   $ 13,112                     $ 12,050
    2004                     $ 11,502                       $ 10,841                   $ 15,514                     $ 13,605

                AVERAGE ANNUAL TOTAL RETURN AT MAXIMUM APPLICABLE
               SALES CHARGE FOR THE PERIODS ENDED OCTOBER 31, 2004

                              1 YEAR       5 YEARS     LIFE OF CLASS
               CLASS A(3)      4.59%         2.06%             1.22%
               CLASS B(4)      6.27%         2.43%             1.47%
               CLASS C(5)     10.27%         2.62%             1.47%
               CLASS Y(6)        --            --              2.18%

(1) Reflects the deduction of the maximum initial sales charge of 5.75%.
(2) Performance for each unmanaged index and average does not reflect transaction costs, management fees or sales charges. The performance of each index and average is not necessarily representative of the Fund's performance. Performance for each index and average begins on March 31, 1998.
(3) Class A shares commenced operations on March 18, 1998. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A Shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2004, is calculated using the SEC-required uniform method to compute such return.
(4) Class B shares commenced operations on March 18, 1998. Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years, and 0% for the life of the class.
(5) Class C shares commenced operations on March 18, 1998. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.
(6) Class Y shares commenced operations on October 19, 2004. Performance is at net asset value.

INTERNATIONAL CORE EQUITY FUND
--------------------------------------------------------------------------------

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Morgan Stanley Capital International (MSCI(R)) Europe, Australasia, Far East (EAFE(R)) Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

              THE FUND (CLASS A SHARES)      THE FUND (CLASS A SHARES)
                     AT NET ASSET VALUE   AT MAXIMUM OFFERING PRICE(1)   MSCI EAFE(R) INDEX(2)
12/31/2003                     $ 10,000                        $ 9,425                $ 10,000
3/31/2004                      $ 10,108                        $ 9,527                $ 10,440
6/30/2004                      $ 10,010                        $ 9,434                $ 10,486
9/30/2004                      $  9,941                        $ 9,369                $ 10,462
10/31/2004                     $ 10,266                        $ 9,676                $ 10,820

                AVERAGE ANNUAL TOTAL RETURN AT MAXIMUM APPLICABLE
               SALES CHARGE FOR THE PERIODS ENDED OCTOBER 31, 2004

                                       LIFE OF CLASS
                            CLASS A(3)     (3.25)%
                            CLASS B(4)     (2.93)%
                            CLASS C(5)       1.17%
                            CLASS P(6)       2.56%
                            CLASS Y(7)       2.96%

(1) Reflects the deduction of the maximum initial sales charge of 5.75%.
(2) Performance for the unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of the index is not necessarily representative of the Fund's performance. Performance for the index begins on January 1, 2004.
(3) Class A shares commenced operations on December 15, 2003. Performance for the class begins on December 31, 2003, the SEC effective date for the Fund. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2004, is calculated using the SEC-required uniform method to compute such return.
(4) Class B shares commenced operations on December 15, 2003. Performance for the class begins on December 31, 2003, the SEC effective date for the Fund. Performance reflects the deduction of a CDSC of 5% for the life of the class.
(5) Class C shares commenced operations on December 15, 2003. Performance for the class begins on December 31, 2003, the SEC effective date for the Fund. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date.
(6) Class P shares commenced operations on December 15, 2003. Performance for the class begins on December 31, 2003, the SEC effective date for the Fund. Performance is at net asset value.
(7) Class Y shares commenced operations on December 15, 2003. Performance for the class begins on December 31, 2003, the SEC effective date for the Fund. Performance is at net asset value.

INTERNATIONAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the MSCI(R) EAFE(R) and S&P/Citigroup U.S. $500 Million - U.S. $2.5 Billion World ex-U.S. Index, assuming reinvestment of all dividends and distributions. The Fund is adding the performance of the MSCI(R) EAFE(R) Index and is removing the S&P/Citigroup U.S. $500 Million - U.S. $2.5 Billion World ex-U.S. Index because the Fund believes that the MSCI(R) EAFE(R) Index is more widely available. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

                                                                                                S&P/CITIGROUP U.S. $500 MILLION -
              THE FUND (CLASS A SHARES)   THE FUND (CLASS A SHARES) AT         MSCI(R) EAFE(R)    U.S. $2.5 BILLION WORLD EX-U.S.
                     AT NET ASSET VALUE      MAXIMUM OFFERING PRICE(1)                INDEX(2)                           INDEX(2)
Dec 13, 1996                   $ 10,000                       $  9,425                $ 10,000                           $ 10,000
    Oct-1997                   $ 11,516                       $ 10,854                $ 10,217                           $  9,300
        1998                   $ 13,169                       $ 12,411                $ 11,234                           $  8,800
        1999                   $ 14,902                       $ 14,045                $ 13,859                           $ 10,728
        2000                   $ 16,536                       $ 15,585                $ 13,490                           $ 10,417
        2001                   $  8,943                       $  8,429                $ 10,161                           $  8,754
        2002                   $  7,219                       $  6,804                $  8,847                           $  8,418
        2003                   $  9,750                       $  9,190                $ 11,286                           $ 12,660
        2004                   $ 11,340                       $ 10,688                $ 13,461                           $ 15,461

                AVERAGE ANNUAL TOTAL RETURN AT MAXIMUM APPLICABLE
               SALES CHARGE FOR THE PERIODS ENDED OCTOBER 31, 2004

                      1 YEAR        5 YEARS     LIFE OF CLASS
       CLASS A(3)      9.66%        (6.43)%             0.84%
       CLASS B(4)     11.61%        (6.09)%           (0.12)%
       CLASS C(5)     15.61%        (5.84)%           (0.07)%
       CLASS P(6)     16.37%        (5.23)%           (3.09)%
       CLASS Y(7)     16.73%        (4.99)%           (0.47)%

(1) Reflects the deduction of the maximum initial sales charge of 5.75%.
(2) Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund's performance. Performance for each index begins on December 31, 1996.
(3) Class A shares commenced operations on December 13, 1996. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2004, is calculated using the SEC-required uniform method to compute such return.
(4) Class B shares commenced operations on June 2, 1997. Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years, and 0% for the life of the class.
(5) Class C shares commenced operations on June 2, 1997. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.
(6) Class P shares commenced operations on March 8, 1999. Performance is at net asset value.
(7) Class Y shares commenced operations on December 30, 1997. Performance is at net asset value.

LARGE-CAP VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 1000(R) Value Index, the S&P 500(R) Index and the S&P 500/Barra Value Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

                         THE FUND                       THE FUND   RUSSELL 1000(R)                                     S&P 500/
               AT NET ASSET VALUE   AT MAXIMUM OFFERING PRICE(1)    VALUE INDEX(2)   S&P 500(R) Index(2)   Barra Value Index(2)
Jul 1, 2003              $ 10,000                       $  9,425          $ 10,000              $ 10,000               $ 10,000
   Sep-2003              $ 10,201                       $  9,614          $ 10,142              $ 10,265               $ 10,254
   Dec-2003              $ 11,570                       $ 10,905          $ 11,505              $ 11,514               $ 11,736
   Mar-2004              $ 11,813                       $ 11,134          $ 11,786              $ 11,709               $ 12,129
   Jun-2004              $ 11,955                       $ 11,267          $ 11,820              $ 11,910               $ 12,226
   Sep-2004              $ 11,701                       $ 11,028          $ 11,929              $ 11,688               $ 12,353
   Oct-2004              $ 11,965                       $ 11,277          $ 12,104              $ 11,866               $ 12,540

                AVERAGE ANNUAL TOTAL RETURN AT MAXIMUM APPLICABLE
               SALES CHARGE FOR THE PERIODS ENDED OCTOBER 31, 2004

                                1 YEAR    LIFE OF CLASS
              CLASS A(3)         4.41%            9.69%
              CLASS B(4)         6.02%           10.88%
              CLASS C(5)        10.07%           13.88%
              CLASS P(6)        10.65%           14.56%
              CLASS Y(7)        11.09%           15.05%

(1) Reflects the deduction of the maximum initial sales charge of 5.75%.
(2) Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index, particularly that of the S&P 500 Index, is not necessarily representative of the Fund's performance. Performance for each index begins on June 30, 2003.
(3) Class A shares commenced operations on June 23, 2003. Performance for the class begins on June 30, 2003, the SEC effective date for the Fund. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2004, is calculated using the SEC-required uniform method to compute such return.
(4) Class B shares commenced operations on June 23, 2003. Performance for the class begins on June 30, 2003, the SEC effective date for the Fund. Performance reflects the deduction of a CDSC of 4% for 1 year, and 4% for the life of the class.
(5) Class C shares commenced operations on June 23, 2003. Performance for the class begins on June 30, 2003, the SEC effective date for the Fund. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.
(6) Class P shares commenced operations on June 23, 2003. Performance for the class begins on June 30, 2003, the SEC effective date for the Fund. Performance is at net asset value.
(7) Class Y shares commenced operations on June 23, 2003. Performance for the class begins on June 30, 2003, the SEC effective date for the Fund. Performance is at net asset value.

--------------------------------------------------------------------------------

EXPENSE EXAMPLES

    As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (these charges vary among the share classes) and redemption fees (International Core Equity Fund and International Opportunties Fund only); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

    The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 through October 31, 2004).

ACTUAL EXPENSES

    For each class of the Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period 5/1/04 - 10/31/04" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

    For each class of the Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

ALL VALUE FUND
--------------------------------------------------------------------------------

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                BEGINNING      ENDING       EXPENSES
                                                                 ACCOUNT       ACCOUNT     PAID DURING
                                                                  VALUE         VALUE      THE PERIOD+
                                                                  -----         -----      -----------
                                                                                            5/1/04 -
                                                                  5/1/04      10/31/04      10/31/04
                                                                  ------      --------      --------
CLASS A
Actual                                                         $  1,000.00   $  1,051.70   $      6.24
Hypothetical (5% Return Before Expenses)                       $  1,000.00   $  1,019.05   $      6.14

CLASS B
Actual                                                         $  1,000.00   $  1,048.40   $      9.53
Hypothetical (5% Return Before Expenses)                       $  1,000.00   $  1,015.84   $      9.38

CLASS C
Actual                                                         $  1,000.00   $  1,048.50   $      9.53
Hypothetical (5% Return Before Expenses)                       $  1,000.00   $  1,015.84   $      9.38

CLASS P
Actual                                                         $  1,000.00   $  1,052.00   $      6.71
Hypothetical (5% Return Before Expenses)                       $  1,000.00   $  1,018.60   $      6.60

CLASS Y
Actual                                                         $  1,000.00   $  1,053.50   $      4.39
Hypothetical (5% Return Before Expenses)                       $  1,000.00   $  1,020.86   $      4.32

+ For each class of the Fund, expenses are equal to the annualized expense ratio for such class (1.21% for Class A, 1.85% for Class B, 1.85% for Class C, 1.30% for Class P and 0.85% for Class Y) multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS PRESENTED BY SECTOR
OCTOBER 31, 2004

SECTOR                        %*
Auto & Transportation        3.83%
Consumer Discretionary      10.96%
Consumer Staples             3.25%
Financial Services          14.82%
Healthcare                   7.00%
Integrated Oils              6.09%
Materials & Processing      15.07%
Other                        6.43%
Other Energy                 4.11%
Producer Durables            7.40%
Short-Term Investment        5.79%
Technology                  10.15%
Utilities                    5.10%
Total                      100.00%

* Represents percent of total investments.

ALPHA FUND
--------------------------------------------------------------------------------

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                BEGINNING      ENDING       EXPENSES
                                                                 ACCOUNT       ACCOUNT     PAID DURING
                                                                  VALUE         VALUE      THE PERIOD+
                                                                  -----         -----      -----------
                                                                                            5/1/04 -
                                                                  5/1/04      10/31/04      10/31/04
                                                                  ------      --------      --------
CLASS A
Actual                                                         $  1,000.00   $  1,024.40   $      1.83
Hypothetical (5% Return Before Expenses)                       $  1,000.00   $  1,023.33   $      1.83

CLASS B
Actual                                                         $  1,000.00   $  1,021.10   $      5.03
Hypothetical (5% Return Before Expenses)                       $  1,000.00   $  1,020.16   $      5.03

CLASS C
Actual                                                         $  1,000.00   $  1,021.10   $      5.03
Hypothetical (5% Return Before Expenses)                       $  1,000.00   $  1,020.16   $      5.03

CLASS Y*
Actual                                                         $  1,000.00   $  1,021.80   $      0.00
Hypothetical (5% Return Before Expenses)                       $  1,000.00   $  1,025.14   $      0.00

+ For each class of the Fund, expenses are equal to the annualized expense ratio for such class ( 0.36% for Class A, 1.00% for Class B, 1.00% for Class C, and 0.00% for Class Y) multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).
* For the period 10/20/04 (commencement of offering of class shares) to 10/31/04.

--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS PRESENTED BY INVESTMENT OBJECTIVE
OCTOBER 31, 2004

INVESTMENT OBJECTIVE                %*
Long-term growth of capital+      27.70%
Long-term capital appreciation+   71.49%
Short-term investment              0.81%
Total                            100.00%

* Represents percent of total investments.
+ Alpha Fund invests in other funds ("Underlying Funds") managed by Lord, Abbett
  & Co. LLC. The category shown represents the investment objective of these Underlying Funds.

INTERNATIONAL CORE EQUITY FUND
--------------------------------------------------------------------------------

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                BEGINNING      ENDING       EXPENSES
                                                                 ACCOUNT       ACCOUNT     PAID DURING
                                                                  VALUE         VALUE      THE PERIOD+
                                                                  -----         -----      -----------
                                                                                            5/1/04 -
                                                                  5/1/04      10/31/04      10/31/04
                                                                  ------      --------      --------
CLASS A
Actual                                                         $  1,000.00   $  1,039.90   $      8.62
Hypothetical (5% Return Before Expenses)                       $  1,000.00   $  1,016.69   $      8.52

CLASS B
Actual                                                         $  1,000.00   $  1,037.00   $     11.72
Hypothetical (5% Return Before Expenses)                       $  1,000.00   $  1,013.62   $     11.59

CLASS C
Actual                                                         $  1,000.00   $  1,037.00   $     11.72
Hypothetical (5% Return Before Expenses)                       $  1,000.00   $  1,013.62   $     11.59

CLASS P
Actual                                                         $  1,000.00   $  1,040.00   $      8.92
Hypothetical (5% Return Before Expenses)                       $  1,000.00   $  1,016.39   $      8.82

CLASS Y
Actual                                                         $  1,000.00   $  1,041.90   $      6.67
Hypothetical (5% Return Before Expenses)                       $  1,000.00   $  1,018.60   $      6.60

+ For each class of the Fund, expenses are equal to the annualized expense ratio for such class (1.68% for Class A, 2.30% for Class B, 2.30% for Class C, 1.75% for Class P and 1.30% for Class Y) multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS PRESENTED BY SECTOR
OCTOBER 31, 2004

SECTOR                              %*
Basic Industry                     3.57%
Capital Goods                      2.57%
Consumer Cyclicals                 1.55%
Consumer Services                  5.07%
Consumer Staples                   7.71%
Energy                             3.46%
Financial Services                28.91%
Health Care                        7.69%
Integrated Oils                    4.06%
Materials and Processing           9.29%
Other                              2.84%
Producer Durables                  4.88%
Short-Term Investment              1.06%
Technology                         5.00%
Telecommunications                 8.72%
Transportation                     1.01%
Utilities                          2.61%
Total                            100.00%

INTERNATIONAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                BEGINNING      ENDING       EXPENSES
                                                                 ACCOUNT       ACCOUNT     PAID DURING
                                                                  VALUE         VALUE      THE PERIOD+
                                                                  -----         -----      -----------
                                                                                            5/1/04 -
                                                                  5/1/04      10/31/04      10/31/04
                                                                  ------      --------      --------
CLASS A
Actual                                                         $  1,000.00   $  1,005.20   $      9.17
Hypothetical (5% Return Before Expenses)                       $  1,000.00   $  1,015.99   $      9.23

CLASS B
Actual                                                         $  1,000.00   $  1,003.20   $     12.44
Hypothetical (5% Return Before Expenses)                       $  1,000.00   $  1,012.72   $     12.50

CLASS C
Actual                                                         $  1,000.00   $  1,003.20   $     12.44
Hypothetical (5% Return Before Expenses)                       $  1,000.00   $  1,012.72   $     12.50

CLASS P
Actual                                                         $  1,000.00   $  1,006.20   $      9.63
Hypothetical (5% Return Before Expenses)                       $  1,000.00   $  1,015.53   $      9.68

CLASS Y
Actual                                                         $  1,000.00   $  1,007.20   $      7.47
Hypothetical (5% Return Before Expenses)                       $  1,000.00   $  1,017.70   $      7.51

+ For each class of the Fund, expenses are equal to the annualized expense ratio for such class (1.82% for Class A, 2.48% for Class B, 2.48% for Class C, 1.93% for Class P and 1.48% for Class Y) multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS PRESENTED BY SECTOR
OCTOBER 31, 2004

SECTOR                              %*
Basic Materials                    7.25%
Conglomerates                      0.79%
Consumer Cyclicals                18.03%
Consumer Non-Cyclicals             8.48%
Diversified Financials             1.39%
Energy                             3.57%
Healthcare                         4.60%
Industrial Goods & Services        8.66%
Non-Property Financials            8.66%
Property and Property Services     4.48%
Short-Term Investments            18.44%
Technology                         6.69%
Telecommunications                 2.91%
Transportation                     3.53%
Utilities                          2.52%
Total                            100.00%

* Represents percent of total investments.

LARGE-CAP VALUE FUND
--------------------------------------------------------------------------------

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                BEGINNING      ENDING       EXPENSES
                                                                 ACCOUNT       ACCOUNT     PAID DURING
                                                                  VALUE         VALUE      THE PERIOD+
                                                                  -----         -----      -----------
                                                                                            5/1/04 -
                                                                  5/1/04      10/31/04      10/31/04
                                                                  ------      --------      --------
CLASS A
Actual                                                         $  1,000.00   $  1,036.00   $      4.86
Hypothetical (5% Return Before Expenses)                       $  1,000.00   $  1,020.36   $      4.83

CLASS B
Actual                                                         $  1,000.00   $  1,032.70   $      8.17
Hypothetical (5% Return Before Expenses)                       $  1,000.00   $  1,017.09   $      8.11

CLASS C
Actual                                                         $  1,000.00   $  1,032.70   $      8.17
Hypothetical (5% Return Before Expenses)                       $  1,000.00   $  1,017.09   $      8.11

CLASS P
Actual                                                         $  1,000.00   $  1,036.00   $      5.37
Hypothetical (5% Return Before Expenses)                       $  1,000.00   $  1,019.86   $      5.33

CLASS Y
Actual                                                         $  1,000.00   $  1,037.70   $      3.07
Hypothetical (5% Return Before Expenses)                       $  1,000.00   $  1,022.12   $      3.05

+ For each class of the Fund, expenses are equal to the annualized expense ratio for such class (0.95% for Class A, 1.60% for Class B, 1.60% for Class C, 1.05% for Class P and 0.60% for Class Y) multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS PRESENTED BY SECTOR
OCTOBER 31, 2004

SECTOR                              %*
Consumer Discretionary            11.04%
Consumer Staples                   9.77%
Energy                             8.15%
Financials                        16.55%
Healthcare                        10.72%
Industrials                       16.86%
Information Technology            11.29%
Materials                          9.30%
Short-Term Investment              2.54%
Telecommunication Services         3.23%
Utilities                          0.55%
Total                            100.00%

*  Represents percent of total investments.

SCHEDULE OF INVESTMENTS
ALL VALUE FUND OCTOBER 31, 2004

                                                                           VALUE
INVESTMENTS                                                SHARES          (000)
--------------------------------------------------------------------------------
COMMON STOCKS 93.87%

ADVERTISING AGENCY 0.17%
Interpublic Group of
Cos., Inc.*                                               250,000   $      3,065
                                                                    ------------

AEROSPACE 0.28%
Moog, Inc. Class A*                                       140,000          5,254
                                                                    ------------

AGRICULTURE FISHING & RANCHING 0.31%
Monsanto Co.                                              135,000          5,771
                                                                    ------------

AIR TRANSPORTATION 0.12%
Frontier Airlines, Inc.*                                  275,000          2,299
                                                                    ------------

ALUMINUM 1.36%
Alcoa, Inc.                                               775,000         25,187
                                                                    ------------

AUTO PARTS: AFTER MARKET 0.36%
Genuine Parts Co.                                         165,000          6,582
                                                                    ------------

AUTO PARTS: ORIGINAL EQUIPMENT 0.59%
Dana Corp.                                                730,000         10,884
                                                                    ------------

BANKS: NEW YORK CITY 1.60%
Bank of New York Co.,
Inc. (The)                                                185,000          6,005
JPMorgan Chase & Co.                                      613,800         23,693
                                                                    ------------
TOTAL                                                                     29,698
                                                                    ------------

BANKS: OUTSIDE NEW YORK CITY 6.77%
Bank of America Corp.                                     600,086         26,878
Cullen/Frost Bankers, Inc.                                435,000         21,315
Doral Financial Corp.                                     598,200         25,112
Mellon Financial Corp.                                    400,000         11,560
Wachovia Corp.                                            480,000         23,621
Wells Fargo & Co.                                         280,000         16,722
                                                                    ------------
TOTAL                                                                    125,208
                                                                    ------------

BEVERAGE: SOFT DRINKS 1.47%
PepsiCo, Inc.                                             550,000         27,269
                                                                    ------------

BIOTECHNOLOGY RESEARCH &
PRODUCTION 0.80%
Baxter Int'l., Inc.                                       480,000   $     14,765
                                                                    ------------

CHEMICALS 2.95%
Cytec Industries, Inc.                                    276,300         12,851
E.I. du Pont de
Nemours & Co.                                             270,000         11,575
Eastman Chemical Co.                                      160,000          7,595
Georgia Gulf Corp.                                         90,000          4,074
OM Group, Inc.*                                           151,200          4,988
Praxair, Inc.                                             245,000         10,339
Rohm & Haas Co.                                            75,000          3,179
                                                                    ------------
TOTAL                                                                     54,601
                                                                    ------------

COMMUNICATIONS TECHNOLOGY 3.46%
Avaya, Inc.*                                              500,000          7,200
McAfee, Inc.*                                             760,000         18,392
Motorola, Inc.                                          2,120,000         36,591
Nortel Networks
Corp.*(a)                                                 550,000          1,865
                                                                    ------------
TOTAL                                                                     64,048
                                                                    ------------

COMPUTER SERVICES SOFTWARE &
SYSTEMS 1.45%
Cadence Design
Systems, Inc.*                                            295,000          3,670
Microsoft Corp.                                           825,000         23,092
                                                                    ------------
TOTAL                                                                     26,762
                                                                    ------------

COMPUTER TECHNOLOGY 3.45%
Apple Computer, Inc.*                                     658,900         34,612
EMC Corp.*                                              1,833,700         23,600
UNOVA, Inc.*                                              365,100          5,604
                                                                    ------------
TOTAL                                                                     63,816
                                                                    ------------

CONSUMER PRODUCTS 0.60%
Gillette Co.                                              190,000          7,881
Yankee Candle Co.*                                        115,000          3,186
                                                                    ------------
TOTAL                                                                     11,067
                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

ALL VALUE FUND OCTOBER 31, 2004

                                                                           VALUE
INVESTMENTS                                                SHARES          (000)
--------------------------------------------------------------------------------
CONTAINERS & PACKAGING: PAPER &
PLASTIC 0.96%
Pactiv Corp.*                                             750,000   $     17,768
                                                                    ------------

COPPER 0.29%
Mueller Industries, Inc.                                  203,400          5,423
                                                                    ------------

DIVERSIFIED FINANCIAL SERVICES 2.88%
Citigroup, Inc.                                           800,000         35,496
Merrill Lynch & Co., Inc.                                 330,000         17,800
                                                                    ------------
TOTAL                                                                     53,296
                                                                    ------------

DRUG & GROCERY STORE CHAINS 1.10%
CVS Corp.                                                 214,600          9,326
Kroger Co.*                                               725,000         10,955
                                                                    ------------
TOTAL                                                                     20,281
                                                                    ------------

DRUGS & PHARMACEUTICALS 5.25%
Abbott Laboratories                                        86,947          3,707
Merck & Co., Inc.                                         285,000          8,923
Mylan Laboratories, Inc.                                  500,000          8,610
Novartis AG ADR                                           535,000         25,685
Pfizer, Inc.                                              205,000          5,935
Schering-Plough Corp.                                   1,600,000         28,976
Wyeth                                                     385,000         15,265
                                                                    ------------
TOTAL                                                                     97,101
                                                                    ------------

ELECTRICAL EQUIPMENT &
COMPONENTS 1.12%
Emerson Electric Co.                                      325,000         20,816
                                                                    ------------

ELECTRONICS 0.70%
Vishay Intertechnology,
Inc.*                                                   1,000,000         12,930
                                                                    ------------

ELECTRONICS: MEDICAL SYSTEMS 0.15%
Haemonetics Corp.*                                         84,700          2,782
                                                                    ------------

ELECTRONICS: TECHNOLOGY 0.82%
Cubic Corp.                                               131,220          2,887
Solectron Corp.*                                        2,336,400         12,196
                                                                    ------------
TOTAL                                                                     15,083
                                                                    ------------

ENTERTAINMENT 2.97%
Viacom, Inc. Class B                                      540,000   $     19,705
Walt Disney Co. (The)                                   1,400,000         35,308
                                                                    ------------
TOTAL                                                                     55,013
                                                                    ------------

FERTILIZERS 0.84%
Potash Corp. of
Saskatchewan, Inc.(a)                                     233,100         15,569
                                                                    ------------

FOODS 0.67%
Kraft Foods, Inc. Class A                                 370,035         12,326
                                                                    ------------

FOREST PRODUCTS 0.66%
Georgia-Pacific Corp.                                     355,000         12,279
                                                                    ------------

GOLD 2.12%
Newmont Mining Corp.                                      824,500         39,180
                                                                    ------------

HEALTHCARE FACILITIES 0.32%
Pharmaceutical Product
Development, Inc.*                                        140,000          5,912
                                                                    ------------

IDENTIFICATION CONTROL & FILTER
DEVICES 1.47%
Hubbell, Inc.                                             175,000          8,001
IDEX Corp.                                                 85,000          3,136
Parker Hannifin Corp.                                     175,000         12,360
Roper Industries, Inc.                                     60,000          3,700
                                                                    ------------
TOTAL                                                                     27,197
                                                                    ------------

INSURANCE: MULTI-LINE 2.25%
American Int'l. Group,
Inc.                                                      179,600         10,903
CIGNA Corp.                                                75,000          4,759
Lincoln National Corp.                                     55,000          2,409
Markel Corp.*                                              30,100          9,572
Safeco Corp.                                              245,000         11,329
St. Paul Travelers Cos.,
Inc. (The)                                                 79,818          2,711
                                                                    ------------
TOTAL                                                                     41,683
                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

ALL VALUE FUND OCTOBER 31, 2004

                                                                           VALUE
INVESTMENTS                                                SHARES          (000)
--------------------------------------------------------------------------------
MACHINERY: AGRICULTURAL 1.68%
Deere & Co.                                               520,000   $     31,086
                                                                    ------------

MACHINERY: ENGINES 0.64%
Briggs & Stratton Corp.                                   100,000          7,181
Cummins, Inc.                                              65,400          4,583
                                                                    ------------
TOTAL                                                                     11,764
                                                                    ------------

MACHINERY: INDUSTRIAL/SPECIALTY 0.83%
Illinois Tool Works, Inc.                                 110,000         10,151
Woodward Governor Co.                                      85,000          5,147
                                                                    ------------
TOTAL                                                                     15,298
                                                                    ------------

MACHINERY: OIL WELL EQUIPMENT &
SERVICES 3.12%
Baker Hughes, Inc.                                        225,000          9,637
FMC Technologies, Inc.*                                   130,000          3,930
Grant Prideco, Inc.*                                      360,000          7,402
Halliburton Co.                                           200,000          7,408
Helmerich & Payne, Inc.                                   182,470          5,209
Key Energy Services, Inc.*                                650,000          7,475
Schlumberger Ltd.(a)                                      265,000         16,679
                                                                    ------------
TOTAL                                                                     57,740
                                                                    ------------

MACHINERY: SPECIALTY 0.13%
JLG Industries, Inc.                                      150,000          2,502
                                                                    ------------

MEDICAL & DENTAL INSTRUMENTS &
SUPPLIES 0.46%
Bausch & Lomb, Inc.                                       140,000          8,534
                                                                    ------------

METAL FRABRICATING 1.70%
Quanex Corp.                                              340,000         17,238
Timken Co. (The)                                          590,000         14,160
                                                                    ------------
TOTAL                                                                     31,398
                                                                    ------------

METALS & MINERALS MISCELLANEOUS 0.62%
Graftech Int'l., Ltd.*                                    660,000          6,112
Minerals Technologies,
Inc.                                                       88,500          5,319
                                                                    ------------
TOTAL                                                                     11,431
                                                                    ------------

MILLING: FRUIT AND GRAIN PROCESSING 0.98%
Archer-Daniels-
Midland Co.                                               935,000   $     18,111
                                                                    ------------

MISCELLANEOUS EQUIPMENT 0.63%
W.W. Grainger, Inc.                                       198,100         11,607
                                                                    ------------

MISCELLANEOUS MATERIALS &
PROCESSING 0.22%
Rogers Corp.*                                              95,000          4,077
                                                                    ------------

MULTI-SECTOR COMPANIES 6.41%
Eaton Corp.                                               342,700         21,916
General Electric Co.                                    1,500,000         51,180
Trinity Industries, Inc.                                  420,000         13,087
Tyco Int'l. Ltd.(a)                                     1,040,000         32,396
                                                                    ------------
TOTAL                                                                    118,579
                                                                    ------------

OFFICE FURNITURE & BUSINESS
EQUIPMENT 0.49%
Xerox Corp.*                                              615,000          9,083
                                                                    ------------

OIL: CRUDE PRODUCERS 0.97%
Chesapeake Energy
Corp.                                                     100,000          1,608
EOG Resources, Inc.                                        90,000          5,990
Grey Wolf, Inc.*                                        2,000,000         10,360
                                                                    ------------
TOTAL                                                                     17,958
                                                                    ------------

OIL: INTEGRATED DOMESTIC 0.92%
GlobalSantaFe Corp.                                       575,000         16,963
                                                                    ------------

OIL: INTEGRATED INTERNATIONAL 5.15%
ChevronTexaco Corp.                                       130,000          6,898
Exxon Mobil Corp.                                       1,795,012         88,350
                                                                    ------------
TOTAL                                                                     95,248
                                                                    ------------

PAPER 2.00%
International Paper Co.                                   690,064         26,574
MeadWestvaco Corp.                                        330,000         10,405
                                                                    ------------
TOTAL                                                                     36,979
                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

ALL VALUE FUND OCTOBER 31, 2004

                                                                           VALUE
INVESTMENTS                                                SHARES          (000)
--------------------------------------------------------------------------------
PRODUCTION TECHNOLOGY EQUIPMENT 0.10%
ATMI, Inc.*                                                79,300   $      1,852
                                                                    ------------

PUBLISHING: MISCELLANEOUS 1.13%
R.R. Donnelley & Sons Co.                                 665,000         20,914
                                                                    ------------

PUBLISHING: NEWSPAPERS 0.82%
Journal Register Co.*                                      34,200            643
Tribune Co.                                               337,600         14,584
                                                                    ------------
TOTAL                                                                     15,227
                                                                    ------------

RAILROADS 1.85%
CSX Corp.                                                 530,000         19,345
Union Pacific Corp.                                       235,000         14,798
                                                                    ------------
TOTAL                                                                     34,143
                                                                    ------------

REAL ESTATE INVESTMENT TRUSTS 0.37%
Host Marriott Corp.*                                      475,000          6,911
                                                                    ------------

RESTAURANTS 0.98%
Wendy's Int'l., Inc.                                      435,000         14,516
Yum! Brands, Inc.                                          83,400          3,628
                                                                    ------------
TOTAL                                                                     18,144
                                                                    ------------

RETAIL 2.92%
Barnes & Noble, Inc.*                                     205,000          6,820
Federated Department
Stores, Inc.                                              173,000          8,728
Foot Locker, Inc.                                          40,000            976
J.C. Penney Co., Inc.                                     145,000          5,016
Limited Brands, Inc.                                      465,000         11,523
May Department
Stores Co.                                                345,000          8,991
Pier 1 Imports, Inc.                                      315,000          5,654
Target Corp.                                              125,000          6,252
                                                                    ------------
TOTAL                                                                     53,960
                                                                    ------------

SAVINGS & LOAN 0.89%
W Holding Co., Inc.                                       384,800          7,692
Webster Financial Corp.                                   182,000          8,700
                                                                    ------------
TOTAL                                                                     16,392
                                                                    ------------

SCIENTIFIC EQUIPMENT &
SUPPLIES 0.24%
Varian, Inc.*                                             120,005   $      4,378
                                                                    ------------

SERVICES: COMMERCIAL 0.87%
Waste Management, Inc.                                    565,000         16,091
                                                                    ------------

SHOES 0.47%
NIKE, Inc. Class B                                        106,000          8,619
                                                                    ------------

TRANSPORTATION MISCELLANEOUS 0.90%
United Parcel Service,
Inc. Class B                                              211,500         16,747
                                                                    ------------

UTILITIES: CABLE TV & RADIO 1.15%
Comcast Corp. Class A*                                    685,075         19,894
Cox Communications,
Inc. Class A*                                              40,000          1,378
                                                                    ------------
TOTAL                                                                     21,272
                                                                    ------------

UTILITIES: ELECTRICAL 0.92%
Ameren Corp.                                              180,000          8,640
CMS Energy Corp.*                                         560,000          5,242
NiSource, Inc.                                            150,000          3,217
                                                                    ------------
TOTAL                                                                     17,099
                                                                    ------------

UTILITIES: TELECOMMUNICATIONS 2.69%
SBC Communications,
Inc.                                                      305,000          7,704
Verizon
Communications, Inc.                                    1,075,000         42,033
                                                                    ------------
TOTAL                                                                     49,737
                                                                    ------------

UTILITIES: WATER 0.31%
Aqua America, Inc.                                        265,050          5,794
                                                                    ------------
TOTAL COMMON STOCKS
(Cost $1,526,046,663)                                                  1,736,553
                                                                    ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (CONCLUDED)
ALL VALUE FUND OCTOBER 31, 2004

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
INVESTMENTS                                                 (000)          (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT 5.77%

REPURCHASE AGREEMENT 5.77%

Repurchase Agreement
dated 10/29/2004,
1.44% due 11/1/2004
with State Street
Bank & Trust Co.
collateralized by
$13,175,000 of
United States
Treasury Bond at
7.25% due 5/15/2016
and $92,150,000 of
Federal National
Mortgage Assoc. at zero
coupon due 1/5/2005;
value: $108,882,531;
proceeds: $106,755,489
(Cost $106,742,680)                                     $ 106,743   $    106,743
                                                                    ============
TOTAL INVESTMENTS IN
SECURITIES 99.64%
(Cost $1,632,789,343)                                                  1,843,296
                                                                    ------------
CASH AND OTHER ASSETS
IN EXCESS OF LIABILITIES 0.36%                                             6,570
                                                                    ------------
NET ASSETS 100.00%                                                  $  1,849,866
                                                                    ============

  * Non-income producing security.
(a) Foreign security traded in U.S. dollars.
ADR American Depository Receipt.

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
ALPHA FUND OCTOBER 31, 2004

                                                                           VALUE
INVESTMENTS                                                SHARES          (000)
--------------------------------------------------------------------------------
INVESTMENTS IN UNDERLYING FUNDS 99.30%

Lord Abbett Developing
Growth Fund, Inc. -
Class Y*(a)                                             2,598,664   $     38,772

Lord Abbett Research
Fund, Inc. Small-Cap
Value Fund - Class Y(b)                                 1,588,357         44,141

Lord Abbett Securities
Trust-International
Opportunities Fund -
Class Y(b)                                              5,724,770         55,931
                                                                    ------------
TOTAL INVESTMENTS IN
UNDERLYING FUNDS
(Cost $133,899,505)                                                      138,844
                                                                    ============

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
INVESTMENTS                                                 (000)          (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT 0.81%

REPURCHASE AGREEMENT 0.81%

Repurchase Agreement
dated 10/29/2004,
1.44% due 11/1/2004
with State Street
Bank & Trust Co.
collateralized by
$1,085,000 of
United States
Treasury Note at
2.00% due 1/15/2014;
value: $1,158,912;
proceeds: $1,131,392
(Cost $1,131,257)                                       $   1,131   $      1,131
                                                                    ============
TOTAL INVESTMENTS IN
SECURITIES 100.11%
(Cost $135,030,762)                                                      139,975
                                                                    ============
LIABILITIES IN EXCESS OF CASH
AND OTHER ASSETS (0.11%)                                                    (148)
                                                                    ------------
NET ASSETS 100.00%                                                  $    139,827
                                                                    ============

   *  Non-income producing security.
  (a) Fund investment objective is long-term growth of capital through a diversified and actively managed portfolio consisting of developing growth companies, many of which are traded over the counter.
  (b) Fund investment objective is long-term capital appreciation.

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
INTERNATIONAL CORE EQUITY FUND OCTOBER 31, 2004

                                                                          U.S. $
                                                                           VALUE
INVESTMENTS                                                SHARES          (000)
--------------------------------------------------------------------------------
COMMON STOCK 95.10%

AUSTRALIA 2.19%
Qantas Airways Ltd.                                       289,552   $        718
Zinifex Ltd.*                                             571,146            896
                                                                    ------------
TOTAL                                                                      1,614
                                                                    ------------

AUSTRIA 2.45%
Bank Austria
Creditanstalt                                              18,897          1,394
Erste Bank der
Oesterreichischen
Sparkassen AG                                               9,263   $        411
                                                                    ------------
TOTAL                                                                      1,805
                                                                    ------------

BRAZIL 1.43%
Companhia de Bebidas das
Americas ADR                                               42,700          1,059
                                                                    ------------

CANADA 0.96%
Opti Canada, Inc.*                                         47,600            710
                                                                    ------------

CZECH REPUBLIC 1.49%
Komercni Banka AS                                           8,756          1,101
                                                                    ------------

DENMARK 1.00%
Tele Danmark AS                                            20,100            741
                                                                    ------------

FINLAND 4.09%
Nokia Oyj                                                  31,800            489
Stora Enso Oyj-R Shares                                    89,400          1,273
UPM-Kymmene Oyj                                            63,800          1,258
                                                                    ------------
TOTAL                                                                      3,020
                                                                    ------------

FRANCE 12.59%
AXA                                                        27,628            593
BNP Paribas S.A.                                           16,312          1,107
Credit Agricole S.A.                                       40,573          1,186
France Telecom S.A.                                        13,484            385
Lafarge S.A.                                                8,111            738
Sanofi-Aventis                                             10,532            768
Schneider Electric S.A.                                    15,548          1,026
Thomson                                                    41,174   $        929
Total S.A.                                                  7,679          1,592
Vinci S.A.                                                  8,172            970
                                                                    ------------
TOTAL                                                                      9,294
                                                                    ------------

GERMANY 3.21%
BASF AG                                                    25,812          1,606
Deutsche Telekom AG
Registered Shares*                                         39,883            762
                                                                    ------------
TOTAL                                                                      2,368
                                                                    ------------

HONG KONG 1.38%
Texwinca Holdings Ltd.                                  1,122,700          1,017
                                                                    ------------

ISRAEL 1.26%
Teva Pharmaceutical
Industries Ltd. ADR                                        35,800            931
                                                                    ------------

ITALY 4.43%
Enel S.p.A.                                                82,950            748
Saipem S.p.A.                                              54,004            621
Telecom Italia S.p.A.                                     344,038          1,142
Telecom Italia (RNC)
S.p.A.                                                    304,930            756
                                                                    ------------
TOTAL                                                                      3,267
                                                                    ------------

JAPAN 17.02%
Bank of Yokohama
Ltd. (The)                                                184,000          1,099
Credit Saison Co. Ltd.                                     38,500          1,229
East Japan Railway Co.                                        137            719
Fanuc Ltd.                                                 10,000            603
Konica Minolta Holdings,
Inc.                                                       51,500            686
Lawson, Inc.                                               33,000          1,100
Mitsubishi Tokyo Financial
Group, Inc.                                                    78            661
Murata Manufacturing
Co., Ltd.                                                  14,800            704
ORIX Corp.                                                  8,671          1,015
Sumitomo Corp.                                            175,000          1,300

                       SEE NOTES TO FINANCIAL STATEMENTS.

INTERNATIONAL CORE EQUITY FUND OCTOBER 31, 2004

                                                                          U.S. $
                                                                           VALUE
INVESTMENTS                                                SHARES          (000)
--------------------------------------------------------------------------------
Takefuji Corp.                                             24,390   $      1,539
Toshiba Corp.                                             198,128            797
Yamanouchi
Pharmaceutical Co., Ltd.                                   30,300          1,110
                                                                    ------------
TOTAL                                                                     12,562
                                                                    ------------

NETHERLANDS 4.83%
Euronext N.V.                                              25,735            743
IHC Caland, N.V.                                           19,647          1,122
ING Groep N.V. CVA                                         46,170          1,219
Royal Dutch Petroleum Co.                                   8,885            481
                                                                    ------------
TOTAL                                                                      3,565
                                                                    ------------

SINGAPORE 1.09%
DBS Group Holdings Ltd.                                    86,100            807
                                                                    ------------

SOUTH KOREA 1.57%
KT&G Corp.                                                 22,000            609
Samsung Electronics Co.,
Ltd.                                                        1,400            550
                                                                    ------------
TOTAL                                                                      1,159
                                                                    ------------

SPAIN 3.70%
ACS Actividades de
Construccion y
Servicios, S.A.                                            70,559          1,363
Gestevision Telecinco S.A.*                                71,908          1,369
                                                                    ------------
TOTAL                                                                      2,732
                                                                    ------------

SWEDEN 2.18%
Atlas Copco AB A Shares                                    13,200            545
Skandia Forsakrings AB                                    286,800          1,064
                                                                    ------------
TOTAL                                                                      1,609
                                                                    ------------

SWITZERLAND 4.85%
Nestle S.A. Registered
Shares                                                      2,638            622
Novartis AG Registered
Shares                                                     29,397          1,397
UBS AG Registered Shares                                   21,681          1,557
                                                                    ------------
TOTAL                                                                      3,576
                                                                    ------------

TAIWAN 2.54%
Chinatrust Financial
Holding Co., Ltd.                                         736,118   $        840
Mediatek, Inc.                                             80,429            539
Siliconware Precision
Industries Co., Ltd.                                      102,000             77
Taiwan Semiconductor
Manufacturing Co.,
Ltd. ADR                                                   55,565            421
                                                                    ------------
TOTAL                                                                      1,877
                                                                    ------------

THAILAND 0.66%
Thai Oil Public Co., Ltd.*                                481,700            484
                                                                    ------------

UNITED KINGDOM 20.18%
AstraZeneca plc                                            15,392            630
BP plc                                                     83,497            807
British Aerospace North
America plc                                               292,300          1,276
Cadbury Schweppes plc                                     127,384          1,056
Diageo plc                                                 55,898            746
GlaxoSmithKline plc                                        29,663            623
HSBC Holdings plc                                          70,362          1,134
National Grid Transco plc                                 126,902          1,101
Prudential plc                                             93,167            684
Reed Elsevier plc                                         145,487          1,297
Royal Bank of Scotland
Group plc                                                  37,570          1,105
Tesco plc                                                 264,179          1,389
Tullow Oil plc                                            249,523            642
Virgin Mobile Holdings
(UK) plc*                                                 132,360            451
Vodafone Group plc                                        763,544          1,952
                                                                    ------------
TOTAL                                                                     14,893
                                                                    ------------
TOTAL COMMON STOCKS
(Cost $66,384,540)                                                        70,191
                                                                    ============

RIGHT 0.04%
PRUDENTIAL PLC NP*
(Cost $0)                                                  18,455             31
                                                                    ============
TOTAL LONG-TERM INVESTMENTS
(Cost $66,384,540)                                                        70,222
                                                                    ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

INTERNATIONAL CORE EQUITY FUND OCTOBER 31, 2004

                                                        PRINCIPAL         U.S. $
                                                           AMOUNT          VALUE
                                                            (000)          (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT 1.01%

REPURCHASE AGREEMENT 1.01%

Repurchase Agreement
dated 10/29/2004,
1.44% due 11/1/2004
with State Street
Bank & Trust Co.
collateralized by
$755,000 of Federal
Home Loan Bank at
3.875% due 12/15/2004;
value: $767,269;
proceeds: $749,053
(Cost $748,962)                                         $     749   $        749
                                                                    ============
TOTAL INVESTMENTS IN
SECURITIES 96.15%
(Cost $67,133,502)                                                        70,971
                                                                    ============
CASH AND OTHER ASSETS
IN EXCESS OF LIABILITIES 3.85%                                             2,843
                                                                    ------------
NET ASSETS 100.00%                                                  $     73,814
                                                                    ============

  * Non-income producing security.
ADR American Depository Receipt.

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (CONCLUDED)
INTERNATIONAL CORE EQUITY FUND OCTOBER 31, 2004

SECURITIES PRESENTED BY INDUSTRY (UNAUDITED):
--------------------------------------------------------------------------------

Aerospace/Defense                                      1.73%
Air Transport                                          0.97
Banks: Money Center                                   10.79
Banks: Regional                                        4.51
Beverages                                              3.88
Broadcasting                                           1.86
Building Materials                                     1.00
Chemicals                                              2.18
Construction/Home Building                             1.85
Drugs                                                  5.89
Electric Power                                         2.51
Electric: Equipment/Components                         1.77
Electrical Equipment                                   2.47
Electronics                                            0.93
Electronics: Semi-Conductors/Components                2.15
Engineering/Contractor Services                        1.31
Financial Services                                     8.27
Financial: Miscellaneous                               1.01
Food                                                   2.72%
Healthcare Products                                    1.50
Insurance                                              3.21
Machinery: Industrial/Specialty                        2.26
Media                                                  1.26
Metals & Mineral Miscellaneous                         1.21
Miscellaneous                                          2.74
Oil                                                    3.33
Oil: Integrated International                          3.90
Paper and Forest Products                              3.43
Publishing                                             1.76
Repurchase Agreement                                   1.01
Retail                                                 1.49
Telecommunications Equipment                           0.66
Telecommunications                                     7.86
Telephone-Long Distance                                0.52
Textiles Products                                      1.38
Tobacco                                                0.83
                                                     ======
TOTAL                                                 96.15%
                                                     ------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
INTERNATIONAL OPPORTUNITIES FUND OCTOBER 31, 2004

                                                                          U.S. $
                                                                           VALUE
INVESTMENTS                                                SHARES          (000)
--------------------------------------------------------------------------------
COMMON STOCKS 92.77%

AUSTRALIA 5.13%
Newcrest Mining Ltd.                                      204,700   $      2,547
Oil Search Ltd.                                           880,700          1,145
Promina Group Ltd.                                        757,600          2,569
Santos Ltd.                                               306,400          1,900
                                                                    ------------
TOTAL                                                                      8,161
                                                                    ------------

BELGIUM 1.47%
Colruyt S.A.                                               16,200          2,341
                                                                    ------------

CANADA 2.24%
Cott Corp.*                                                77,200          2,025
RONA, Inc.*                                                55,500          1,547
                                                                    ------------
TOTAL                                                                      3,572
                                                                    ------------

FRANCE 5.40%
Imerys S.A.^                                               33,100          2,320
IPSOS S.A.^                                                20,300          1,893
Neopost S.A.                                               37,000          2,560
SR. Teleperformance
Group^                                                     82,369          1,814
                                                                    ------------
TOTAL                                                                      8,587
                                                                    ------------

GERMANY 4.13%
AWD Holding AG^                                            62,700          2,185
Continental AG                                             37,300          2,031
Puma AG                                                     9,400          2,347
                                                                    ------------
TOTAL                                                                      6,563
                                                                    ------------

GREECE 1.58%
Piraeus Bank S.A.                                         189,200          2,517
                                                                    ------------

HONG KONG 8.25%
China Merchants
Holdings Int'l., Co. Ltd.^                                984,000          1,454
Dah Sing Financial Group                                  273,422          1,967
Hong Kong Exchanges &
Clearing Ltd.^                                            940,900          2,140
Hong Kong Land
Holdings Ltd.                                             813,981   $      1,677
Orient Overseas Int'l.
Ltd.                                                      480,000          1,745
Sino Land Co.^                                          2,346,000          2,004
Techtronic Industries
Co., Ltd.^                                              1,076,000          2,143
                                                                    ------------
TOTAL                                                                     13,130
                                                                    ------------

INDIA 1.60%
ICICI Bank Ltd. ADR                                       161,600          2,547
                                                                    ------------

IRELAND 0.87%
ICON plc ADR*                                              41,700          1,377
                                                                    ------------

ITALY 5.96%
Davide Campari-Milano
S.p.A.                                                     42,300          2,392
e.Biscom S.p.A.*^                                          39,100          2,149
Hera S.p.A.                                               969,600          2,670
Milano Assicurazioni
S.p.A.                                                    535,800          2,283
                                                                    ------------
TOTAL                                                                      9,494
                                                                    ------------

JAPAN 23.95%
Aeon Mall Co., Ltd.                                        33,100          2,113
Amada Co., Ltd.                                           348,500          1,851
Arisawa Manufacturing
Co., Ltd.^                                                 54,100          2,344
Arrk Corp.                                                 27,600          1,024
Casio Computer Co., Ltd.^                                 105,900          1,256
Diamond City Co., Ltd.^                                    55,500          1,539
Don Quijote Co. Ltd.^                                      26,200          1,569
Global Media Online, Inc.^                                 75,200          1,326
Japan Cash Machines
Co. Ltd.^                                                  42,400          1,697
Joint Corp.                                                39,900            894
KOSE Corp.                                                 56,400          2,199
Matsumotokiyoshi Co.
Ltd.^                                                      68,000          1,707
Misumi Corp.^                                              53,400          1,458

                       SEE NOTES TO FINANCIAL STATEMENTS.

INTERNATIONAL OPPORTUNITIES FUND OCTOBER 31, 2004

                                                                          U.S. $
                                                                           VALUE
INVESTMENTS                                                SHARES          (000)
--------------------------------------------------------------------------------
Mitsui Mining & Smelting
Co., Ltd.                                                 470,200   $      1,855
Nitori Co. Ltd.                                            34,300          1,857
OBIC Business Consultants
Co. Ltd.                                                   19,100            989
Park24 Co. Ltd.*(a)                                        75,200          1,273
Park24 Co. Ltd.                                            75,200          1,273
Rengo Co., Ltd.^                                          381,000          1,690
Rinnai Corp.                                               68,600          1,864
Shinko Electric Industries
Co. Ltd.^                                                  47,500          1,369
Sumitomo Rubber
Industries Ltd.                                           241,700          2,055
Take and Give Needs Co.,
Ltd.*^                                                         90             97
Take and Give Needs Co.,
Ltd.*(a)                                                      810            870
Yamaha Motor Co., Ltd.^                                   128,750          1,956
                                                                    ------------
TOTAL                                                                     38,125
                                                                    ------------

LUXEMBOURG 1.31%
Gemplus International
S.A.*^                                                  1,000,000          2,086
                                                                    ------------

NETHERLANDS 1.46%
Oce N.V.                                                   36,686            508
(Royal) P&O Nedlloyd N.V.                                  41,900          1,820
                                                                    ------------
TOTAL                                                                      2,328
                                                                    ------------

NEW ZEALAND 0.45%
Warehouse Group
Ltd. (The)                                                255,400            713
                                                                    ------------

RUSSIA 2.00%
Uralsvyazinform ADR^                                       71,500            579
Vimpel - Communications
ADR*                                                       22,900          2,611
                                                                    ------------
TOTAL                                                                      3,190
                                                                    ------------

SINGAPORE 0.54%
Want Want Holdings Ltd.                                   877,000            859
                                                                    ------------

SOUTH KOREA 1.08%
NHN Corp.                                                  22,200   $      1,723
                                                                    ------------

SPAIN 7.62%
Corporacion Mapfre S.A.^                                  176,399          2,222
Fadesa Inmobiliaria, S.A.*                                 72,400          1,090
Gestevision Telecinco S.A.*                                98,276          1,871
Grupo Empresarial ENCE
S.A.^                                                      42,500          1,213
Iberia, Lineas Aereas de
Espana, S.A. ^                                            577,800          1,632
Indra Sistemas, S.A.                                      160,500          2,372
Prosegur Compania de
Seguridad S.A.                                            100,500          1,726
                                                                    ------------
TOTAL                                                                     12,126
                                                                    ------------

SWEDEN 1.70%
Getinege AB Class B                                       177,900          1,982
Oriflame Cosmetics S.A.*^                                  36,000            729
                                                                    ------------
TOTAL                                                                      2,711
                                                                    ------------

SWITZERLAND 5.07%
Actelion Ltd.*^                                            21,350          2,434
Geberit AG                                                  3,350          2,175
Nobel Biocare Holding AB^                                  16,250          2,648
Sez Holdings AG
Registered Shares*                                         34,956            818
                                                                    ------------
TOTAL                                                                      8,075
                                                                    ------------

UNITED KINGDOM 10.96%
AWG plc*                                                  146,400          1,953
Cairn Energy plc*                                          87,000          2,346
CSR plc*                                                  176,950          1,087
Intertek Group plc                                        183,700          2,316
Kesa Electricals plc                                      379,700          1,892
Michael Page
International plc                                         536,800          1,692
NEXT plc                                                   74,500          2,280
Northgate plc                                              20,522            280
Paladin Resources plc                                     383,600          1,154

                       SEE NOTES TO FINANCIAL STATEMENTS.

INTERNATIONAL OPPORTUNITIES FUND OCTOBER 31, 2004

                                                                          U.S. $
                                                                           VALUE
INVESTMENTS                                                SHARES          (000)
--------------------------------------------------------------------------------
Peter Hambro Mining plc*                                  132,000   $      1,327
William Hill plc                                          124,500          1,116
                                                                    ------------
TOTAL                                                                     17,443
                                                                    ------------
TOTAL COMMON STOCKS
(Cost $116,292,553)                                                      147,668
                                                                    ============

PREFERRED STOCK 1.23%

GERMANY 1.23%
ProsiebenSat.1 Media AG
(Cost $1,627,151)                                         109,900          1,963
                                                                    ============
TOTAL LONG-TERM INVESTMENTS
(Cost $117,919,704)                                                      149,631
                                                                    ============

SHORT-TERM INVESTMENTS 21.25%

COLLATERAL FOR SECURITIES ON LOAN 21.07%

State Street Navigator
Securities Lending Prime
Portfolio, 1.72%(b)                                    33,549,380         33,549
                                                                    ------------

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
INVESTMENTS                                                 (000)          (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT 0.18%

Repurchase Agreement
dated 10/29/2004,
1.44% due 11/1/2004
with State Street
Bank & Trust Co.
collateralized by
$260,000 of Federal
Home Loan Mortgage
Corp. at 5.75% due
1/15/2012;
value: $290,225;
proceeds: $279,907                                      $     280   $        280
                                                                    ------------
TOTAL SHORT-TERM INVESTMENTS
(Cost $33,829,254)                                                        33,829
                                                                    ============
TOTAL INVESTMENTS IN
SECURITIES 115.25%
(Cost $151,748,958)                                                      183,460
                                                                    ============
LIABILITIES IN EXCESS OF CASH AND
OTHER ASSETS (15.25%)                                                    (24,274)
                                                                    ------------
NET ASSETS 100.00%                                                  $    159,186
                                                                    ============

  *  Non-income producing security.
  ^  Security (or a portion of security) on loan. See Note 5.
(a)  Securities purchased on a when-issued basis.
(b)  Rate shown reflects 7 day yield as of October 31, 2004.
ADR  American Depository Receipt.

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (CONCLUDED)
INTERNATIONAL OPPORTUNITIES FUND OCTOBER 31, 2004

Securities presented by industry (unaudited):
--------------------------------------------------------------------------------

Air Transportation                                     1.03%
Autos & Auto Parts                                     3.80
Chemicals                                              1.47
Collateral for Securities on Loan                     21.08
Communication Equipment                                1.99
Comprehensive                                          0.91
Computer Services                                      1.49
Computer Software                                      0.62
Construction Materials                                 1.46
Consumer Building                                      2.05
Consumer Durables                                      3.31
Consumer Non-Durables                                  5.92
Diversified Consumer Non-Cyclicals                     0.55
Diversified Financials                                 1.60
Diversified Transportation                             0.80
Electronics                                            1.37
Engineering & Capital Goods                            3.84
Food & Drink                                           3.31
General Manufacturing & Services                       6.14%
Healthcare Facilities                                  0.86
Healthcare Products & Supplies                         4.44
Internet Companies                                     1.91
Leisure & Recreation                                   0.70
Media                                                  4.74
Mining & Metals                                        3.60
Non-Property Financials                                9.98
Office Equipment                                       0.32
Oil & Gas                                              4.11
Paper & Forest Products                                1.82
Property                                               5.17
Repurchase Agreement                                   0.18
Retail                                                 6.19
Surface Transportation                                 2.24
Telecommunications Services                            3.35
Utilities & Infrastructure                             2.90
                                                     ======
TOTAL                                                115.25%
                                                     ------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
LARGE-CAP VALUE FUND OCTOBER 31, 2004

                                                                           VALUE
INVESTMENTS                                                SHARES          (000)
--------------------------------------------------------------------------------
COMMON STOCKS 96.91%

AEROSPACE & DEFENSE 0.63%
Honeywell International,
Inc.                                                        2,810   $         95
                                                                    ------------

AIR FREIGHT & COURIERS 1.07%
United Parcel Service, Inc.
Class B                                                     2,040            162
                                                                    ------------

BEVERAGES 2.04%
Coca-Cola Co. (The)                                           350             14
Diageo plc ADR                                                945             51
PepsiCo, Inc.                                               4,894            243
                                                                    ------------
TOTAL                                                                        308
                                                                    ------------

BIOTECHNOLOGY 0.26%
MedImmune, Inc.*                                            1,370             39
                                                                    ------------

CHEMICALS 4.14%
E.I. du Pont de
Nemours & Co.                                               5,179            222
Monsanto Co.                                                2,638            113
Potash Corp. of
Saskatchewan, Inc.(a)                                       1,634            109
Praxair, Inc.                                               4,288            181
                                                                    ------------
TOTAL                                                                        625
                                                                    ------------

COMMERCIAL BANKS 6.73%
Bank of America Corp.                                       3,310            148
Bank of New York Co.,
Inc. (The)                                                  6,429            209
Marshall & Ilsley Corp.                                     1,550             65
Mellon Financial Corp.                                      7,682            222
U.S. Bancorp                                                2,580             74
Wachovia Corp.                                              2,777            137
Wells Fargo & Co.                                           2,683            160
                                                                    ------------
TOTAL                                                                      1,015
                                                                    ------------

COMMERCIAL SERVICES & SUPPLIES 0.93%
Waste Management, Inc.                                      4,955            141
                                                                    ------------

COMMUNICATIONS EQUIPMENT 3.23%
Corning, Inc.*                                              4,967   $         57
Motorola, Inc.                                             20,811            359
Nortel Networks Corp.*(a)                                  21,310             72
                                                                    ------------
TOTAL                                                                        488
                                                                    ------------

COMPUTERS & PERIPHERALS 3.83%
Apple Computer, Inc.*                                       5,098            268
EMC Corp.*                                                 24,094            310
                                                                    ------------
TOTAL                                                                        578
                                                                    ------------

DIVERSIFIED FINANCIALS 7.26%
Citigroup, Inc.                                             6,466            287
Goldman Sachs Group,
Inc. (The)                                                    880             87
JPMorgan Chase & Co.                                       11,015            425
MBNA Corp.                                                  2,470             63
Merrill Lynch & Co., Inc.                                   4,321            233
                                                                    ------------
TOTAL                                                                      1,095
                                                                    ------------

DIVERSIFIED TELECOMMUNICATION
SERVICES 3.21%
SBC Communications, Inc.                                    6,962            176
Verizon Communications,
Inc.                                                        7,914            309
                                                                    ------------
TOTAL                                                                        485
                                                                    ------------

ELECTRIC UTILITIES 0.55%
Progress Energy, Inc.                                       2,016             83
                                                                    ------------

ELECTRICAL EQUIPMENT 0.79%
Emerson Electric Co.                                        1,851            119
                                                                    ------------

ELECTRONIC EQUIPMENT &
INSTRUMENTS 0.98%
Solectron Corp.*                                           28,430            148
                                                                    ------------

ENERGY EQUIPMENT & SERVICES 3.09%
Baker Hughes, Inc.                                          4,991            214
GlobalSantaFe Corp.                                         2,065             61
Schlumberger Ltd.(a)                                        3,054            192
                                                                    ------------
TOTAL                                                                        467
                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

LARGE-CAP VALUE FUND OCTOBER 31, 2004

                                                                           VALUE
INVESTMENTS                                                SHARES          (000)
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING 1.37%
CVS Corp.                                                   1,760   $         77
Kroger Co.*                                                 8,535            129
                                                                    ------------
TOTAL                                                                        206
                                                                    ------------

FOOD PRODUCTS 3.93%
Archer-Daniels-Midland Co.                                  2,670             52
H.J. Heinz Co.                                              2,135             78
Kellogg Co.                                                 3,274            141
Kraft Foods, Inc. Class A                                   9,685            323
                                                                    ------------
TOTAL                                                                        594
                                                                    ------------

HEALTHCARE EQUIPMENT &
SUPPLIES 1.44%
Baxter Int'l., Inc.                                         6,633            204
Guidant Corp.                                                 210             14
                                                                    ------------
TOTAL                                                                        218
                                                                    ------------

HEALTHCARE PROVIDERS & SERVICES 1.73%
Cardinal Health, Inc.                                       3,148            147
CIGNA Corp.                                                 1,795            114
                                                                    ------------
TOTAL                                                                        261
                                                                    ------------

HOUSEHOLD DURABLES 0.57%
Newell Rubbermaid, Inc.                                     4,003             86
                                                                    ------------

HOUSEHOLD PRODUCTS 1.52%
Clorox Co. (The)                                            1,530             83
Kimberly Clark Corp.                                        2,440            146
                                                                    ------------
TOTAL                                                                        229
                                                                    ------------

INDUSTRIAL CONGLOMERATES 3.82%
General Electric Co.                                       10,400            355
Tyco Int'l. Ltd.(a)                                         7,113            221
                                                                    ------------
TOTAL                                                                        576
                                                                    ------------

INSURANCE 2.47%
American Int'l. Group, Inc.                                 3,728            226
Hartford Financial Group,
Inc.                                                        1,166             68
St. Paul Travelers Cos.,
Inc. (The)                                                  2,320   $         79
                                                                    ------------
TOTAL                                                                        373
                                                                    ------------

MACHINERY 6.50%
Caterpillar, Inc.                                           1,070             86
Deere & Co.                                                 6,521            390
Eaton Corp.                                                 3,276            210
Illinois Tool Works, Inc.                                   1,378            127
Parker Hannifin Corp.                                       2,385            168
                                                                    ------------
TOTAL                                                                        981
                                                                    ------------

MEDIA 7.35%
Clear Channel
Communications, Inc.                                        5,050            169
Comcast Corp. Class A*                                      8,965            260
Tribune Co.                                                 3,977            172
Viacom, Inc. Class B                                        3,429            125
Walt Disney Co. (The)                                      15,229            384
                                                                    ------------
TOTAL                                                                      1,110
                                                                    ------------

METALS & MINING 2.74%
Alcoa, Inc.                                                 6,741            219
Newmont Mining Corp.                                        4,092            194
                                                                    ------------
TOTAL                                                                        413
                                                                    ------------

MULTI-LINE RETAIL 0.85%
Federated Department
Stores, Inc.                                                  240             12
Target Corp.                                                2,339            117
                                                                    ------------
TOTAL                                                                        129
                                                                    ------------

OFFICE ELECTRONICS 1.50%
Xerox Corp.*                                               15,329            226
                                                                    ------------

OIL & GAS 5.01%
Exxon Mobil Corp.                                          15,363            756
                                                                    ------------

PAPER & FOREST PRODUCTS 2.37%
International Paper Co.                                     9,265            357
                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (CONCLUDED)
LARGE-CAP VALUE FUND OCTOBER 31, 2004

                                                                           VALUE
INVESTMENTS                                                SHARES           (000)
--------------------------------------------------------------------------------
PERSONAL PRODUCTS 0.87%
Gillette Co.                                                3,165   $        131
                                                                    ------------

PHARMACEUTICALS 7.23%
Abbott Laboratories                                         1,088             46
Bristol-Myers Squibb Co.                                    2,870             67
Merck & Co., Inc.                                           4,764            149
Novartis AG ADR                                             4,593            221
Pfizer, Inc.                                                4,130            120
Schering-Plough Corp.                                      11,096            201
Wyeth                                                       7,233            287
                                                                    ------------
TOTAL                                                                      1,091
                                                                    ------------

ROAD & RAIL 3.02%
Canadian National
Railway(a)                                                  3,114            168
CSX Corp.                                                   2,830            103
Union Pacific Corp.                                         2,930            185
                                                                    ------------
TOTAL                                                                        456
                                                                    ------------

SEMICONDUCTOR EQUIPMENT &
PRODUCTS 0.25%
Teradyne, Inc.*                                             2,211             37
                                                                    ------------

SOFTWARE 1.44%
Microsoft Corp.                                             7,750            217
                                                                    ------------

SPECIALTY RETAIL 1.25%
Gap, Inc. (The)                                             9,468            189
                                                                    ------------

TEXTILES & APPAREL 0.94%
NIKE, Inc. Class B                                          1,750            142
                                                                    ------------
TOTAL COMMON STOCKS
(Cost $14,222,230)                                                        14,626
                                                                    ============

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
INVESTMENTS                                                 (000)          (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT 2.53%

REPURCHASE AGREEMENT 2.53%

Repurchase Agreement
dated 10/29/2004,
1.44% due 11/1/2004
with State Street
Bank & Trust Co.
collateralized by
$395,000 of
Federal National
Mortgage Assoc. at
5.50% due 7/14/2028;
value: $392,531;
proceeds: $380,918
(Cost $380,873)                                         $     381   $        381
                                                                    ============
TOTAL INVESTMENTS IN
SECURITIES 99.44%
(Cost $14,603,103)                                                        15,007
                                                                    ============
CASH AND OTHER ASSETS
IN EXCESS OF LIABILITIES 0.56%                                                85
                                                                    ------------
NET ASSETS 100.00%                                                  $     15,092
                                                                    ============

  * Non-income producing security.
(a) Foreign security traded in U.S. dollars.
ADR American Depository Receipt.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2004

                                                                                                  INTERNATIONAL
                                                                ALL VALUE              ALPHA        CORE EQUITY
                                                                     FUND               FUND               FUND
ASSETS:
   Investments in securities, at cost                     $ 1,632,789,343    $   135,030,762    $    67,133,502
---------------------------------------------------------------------------------------------------------------
   Investments in securities, at value                    $ 1,843,295,884    $   139,974,770    $    70,971,335
   Foreign cash, at value (cost $3,480,218)                             -                  -          3,484,569
   Receivables:
     Interest and dividends                                     1,629,142                136             82,576
     Investment securities sold                                 6,746,193                  -          3,451,207
     Capital shares sold                                        9,817,419            201,261          1,053,851
     From affiliates                                                    -             77,143                  -
     From advisor                                                       -                  -             23,516
   Deferred offering costs                                              -                  -             12,152
   Prepaid expenses and other assets                              197,237              7,936             25,423
---------------------------------------------------------------------------------------------------------------
   TOTAL ASSETS                                             1,861,685,875        140,261,246         79,104,629
---------------------------------------------------------------------------------------------------------------
LIABILITIES:
   Payables:
     Investment securities purchased                            7,377,927                  -          4,933,868
     Capital shares reacquired                                  1,685,759            191,820            134,585
     Management fees                                              828,576                  -             43,942
     12b-1 distribution fees                                      962,969             88,835             31,341
     Fund administration                                           60,194                  -              2,344
     Trustees' fees                                               162,090              6,367                315
     To advisor                                                         -                  -             10,069
   Accrued expenses and other liabilities                         742,626            147,550            134,410
---------------------------------------------------------------------------------------------------------------
   TOTAL LIABILITIES                                           11,820,141            434,572          5,290,874
===============================================================================================================
NET ASSETS                                                $ 1,849,865,734    $   139,826,674    $    73,813,755
===============================================================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                           $ 1,617,097,901    $   145,000,725    $    71,738,937
Undistributed net investment income                             3,921,898            452,060             61,958
Accumulated net realized gain (loss) on investments
   and foreign currency related transactions                   18,339,394        (10,570,119)        (1,828,660)
Net unrealized appreciation on investments
   and translation of assets and liabilities
   denominated in foreign currencies                          210,506,541          4,944,008          3,841,520
---------------------------------------------------------------------------------------------------------------
NET ASSETS                                                $ 1,849,865,734    $   139,826,674    $    73,813,755
===============================================================================================================
NET ASSETS BY CLASS:
Class A Shares                                            $ 1,268,285,207    $    69,957,403    $    58,484,096
Class B Shares                                            $   185,774,763    $    41,770,499    $     2,936,833
Class C Shares                                            $   389,160,935    $    27,700,722    $     9,291,054
Class P Shares                                            $     4,895,012                  -    $        10,411
Class Y Shares                                            $     1,749,817    $       398,050    $     3,091,361
OUTSTANDING SHARES BY CLASS (UNLIMITED NUMBER OF
   AUTHORIZED SHARES OF BENEFICIAL INTEREST):
Class A Shares                                                113,489,381          4,384,315          5,610,807
Class B Shares                                                 17,137,059          2,701,661            283,364
Class C Shares                                                 36,000,255          1,791,326            896,027
Class P Shares                                                    440,377                  -              1,000
Class Y Shares                                                    155,987             24,945            295,774
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
   SHARE (NET ASSETS DIVIDED BY OUTSTANDING SHARES):
Class A Shares-Net asset value                            $         11.18    $         15.96    $         10.42
Class A Shares-Maximum offering price
   (Net asset value plus sales charge of 5.75%)           $         11.86    $         16.93    $         11.06
Class B Shares-Net asset value                            $         10.84    $         15.46    $         10.36
Class C Shares-Net asset value                            $         10.81    $         15.46    $         10.37
Class P Shares-Net asset value                            $         11.12                  -    $         10.41
Class Y Shares-Net asset value                            $         11.22    $         15.96    $         10.45
===============================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)
OCTOBER 31, 2004

                                                                               INTERNATIONAL
                                                                               OPPORTUNITIES          LARGE-CAP
                                                                                        FUND         VALUE FUND
ASSETS:
   Investments in securities, at cost                                        $   151,748,958    $    14,603,103
---------------------------------------------------------------------------------------------------------------
   Investments in securities, at value                                       $   183,460,078    $    15,006,594
   Foreign cash, at value (cost $8,239,774)                                        8,498,316                  -
   Receivables:
     Interest and dividends                                                          279,882             20,730
     Investment securities sold                                                    6,483,073             79,367
     Capital shares sold                                                             238,469            133,217
     From advisor                                                                          -             19,415
   Prepaid expenses and other assets                                                   6,525              1,207
---------------------------------------------------------------------------------------------------------------
   TOTAL ASSETS                                                                  198,966,343         15,260,530
---------------------------------------------------------------------------------------------------------------
LIABILITIES:
   Payable upon return of securities on loan                                      33,549,380                  -
   Payables:
     Investment securities purchased                                               5,781,294             95,742
     Capital shares reacquired                                                        54,241             20,888
     Management fees                                                                  99,065              4,904
     12b-1 distribution fees                                                          58,463              5,077
     Fund administration                                                               5,239                490
     Trustees' fees                                                                   11,550                825
     To affiliate                                                                     28,800                  -
   Accrued expenses and other liabilities                                            191,816             40,253
---------------------------------------------------------------------------------------------------------------
   TOTAL LIABILITIES                                                              39,779,848            168,179
===============================================================================================================
NET ASSETS                                                                   $   159,186,495    $    15,092,351
===============================================================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                                              $   240,987,078    $    14,404,974
Undistributed net investment income                                                   28,433             86,064
Accumulated net realized gain (loss) on investments and foreign
   currency related transactions                                                (113,820,824)           197,822
Net unrealized appreciation on investments and translation of
   assets and liabilities denominated in foreign currencies                       31,991,808            403,491
---------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                   $   159,186,495    $    15,092,351
===============================================================================================================
NET ASSETS BY CLASS:
Class A Shares                                                               $    67,313,620    $    10,102,236
Class B Shares                                                               $    21,962,223    $     1,445,019
Class C Shares                                                               $    12,766,414    $     1,489,704
Class P Shares                                                               $        928.15    $        11,873
Class Y Shares                                                               $    57,143,310    $     2,043,519
OUTSTANDING SHARES BY CLASS (UNLIMITED NUMBER OF
   AUTHORIZED SHARES OF BENEFICIAL INTEREST):
Class A Shares                                                                     7,005,149            855,825
Class B Shares                                                                     2,345,130            123,812
Class C Shares                                                                     1,370,337            127,461
Class P Shares                                                                         95.56              1,006
Class Y Shares                                                                     5,848,672            172,377
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (NET ASSETS DIVIDED BY OUTSTANDING SHARES):
Class A Shares-Net asset value                                               $          9.61    $         11.80
Class A Shares-Maximum offering price
   (Net asset value plus sales charge of 5.75%)                              $         10.20    $         12.52
Class B Shares-Net asset value                                               $          9.37    $         11.67
Class C Shares-Net asset value                                               $          9.32    $         11.69
Class P Shares-Net asset value                                               $          9.71    $         11.80
Class Y Shares-Net asset value                                               $          9.77    $         11.85
===============================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2004

                                                                                                  INTERNATIONAL
                                                                ALL VALUE              ALPHA        CORE EQUITY
                                                                     FUND               FUND              FUND*
INVESTMENT INCOME:
Dividends                                                 $    23,523,762    $     1,416,349    $       921,021
Interest and other                                                799,020             16,815             22,340
Foreign withholding tax                                           (72,984)                 -           (105,123)
---------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                        24,249,798          1,433,164            838,238
---------------------------------------------------------------------------------------------------------------
EXPENSES:
Management fees                                                 7,794,331            327,809            288,617
12b-1 distribution plan-Class A                                 3,395,507            240,920            121,078
12b-1 distribution plan-Class B                                 1,466,888            428,366             13,975
12b-1 distribution plan-Class C                                 3,012,496            295,010             48,686
12b-1 distribution plan-Class P                                    12,845                  -                 40
Shareholder servicing                                           2,816,513            501,411             75,107
Professional                                                      153,912             30,570             20,679
Reports to shareholders                                           275,948             18,144              7,434
Fund administration                                               547,546             16,808             15,393
Custody                                                            61,731              5,763            246,349
Trustees' fees                                                     19,646              2,646                723
Registration                                                      182,533             42,188              6,835
Offering                                                                -                  -             86,686
Other                                                              87,029             16,006             44,068
---------------------------------------------------------------------------------------------------------------
Gross expenses                                                 19,826,925          1,925,641            975,670
   Expense reductions                                              (9,752)            (1,104)              (236)
   Expenses assumed by advisor                                          -                  -           (278,740)
   Expenses assumed by Underlying Funds                                 -           (615,624)                 -
   Management fee waived                                                -           (327,809)                 -
---------------------------------------------------------------------------------------------------------------
NET EXPENSES                                                   19,817,173            981,104            696,694
---------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                           4,432,625            452,060            141,544
---------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN:
Capital gains received from Underlying Funds                            -          2,192,549                  -
Net realized gain (loss) on investments
   and foreign currency related transactions                   19,574,189         (2,072,933)        (1,992,691)
Net change in unrealized appreciation
   (depreciation) on investments and translation
   of assets and liabilities denominated in
   foreign currencies                                         126,594,624         13,375,938          3,841,520
===============================================================================================================
NET REALIZED AND UNREALIZED GAIN                              146,168,813         13,495,554          1,848,829
===============================================================================================================
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                        $   150,601,438    $    13,947,614    $     1,990,373
===============================================================================================================

*For the period December 15, 2003 (commencement of investment operations) to October 31, 2004.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS (CONCLUDED)
FOR THE YEAR ENDED OCTOBER 31, 2004

                                                                               INTERNATIONAL
                                                                               OPPORTUNITIES          LARGE-CAP
                                                                                        FUND         VALUE FUND
INVESTMENT INCOME:
Dividends                                                                    $     3,165,236    $       161,855
Interest and other                                                                    42,882              8,694
Securities lending-net                                                               238,840                  -
Foreign withholding tax                                                             (234,897)              (552)
---------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                            3,212,061            169,997
---------------------------------------------------------------------------------------------------------------
EXPENSES:
Management fees                                                                    1,151,880             39,896
12b-1 distribution plan-Class A                                                      225,119             27,728
12b-1 distribution plan-Class B                                                      206,757              8,560
12b-1 distribution plan-Class C                                                      118,824              7,364
12b-1 distribution plan-Class P                                                            4                 51
Shareholder servicing                                                                580,998             11,308
Professional                                                                          34,165             15,346
Reports to shareholders                                                               22,312              1,032
Fund administration                                                                   61,434              3,990
Custody                                                                               97,926             47,104
Trustees' fees                                                                         2,755                 85
Registration                                                                          55,869             40,527
Offering                                                                                   -             62,748
Subsidy (see Note 3)                                                                 260,396                  -
Other                                                                                  5,980              2,502
---------------------------------------------------------------------------------------------------------------
Gross expenses                                                                     2,824,419            268,241
   Expense reductions                                                                 (1,200)               (84)
   Expenses assumed by advisor                                                             -           (164,455)
---------------------------------------------------------------------------------------------------------------
NET EXPENSES                                                                       2,823,219            103,702
---------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                388,842             66,295
---------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain on investments and foreign
   currency related transactions                                                  18,816,479            198,549
Net change in unrealized appreciation on investments
   and translation of assets and liabilities denominated
   in foreign currencies                                                           3,110,081            275,213
===============================================================================================================
NET REALIZED AND UNREALIZED GAIN                                                  21,926,560            473,762
===============================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         $    22,315,402    $       540,057
===============================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
YEAR ENDED OCTOBER 31, 2004

                                                                                                  INTERNATIONAL
                                                                ALL VALUE              ALPHA        CORE EQUITY
INCREASE IN NET ASSETS                                               FUND               FUND              FUND*
OPERATIONS:
Net investment income                                     $     4,432,625    $       452,060    $       141,544
Capital gains received from Underlying Funds                            -          2,192,549                  -
Net realized gain (loss) on investment and
   foreign currency related transactions                       19,574,189         (2,072,933)        (1,992,691)
Net change in unrealized appreciation
   (depreciation) on investments and translation
   of assets and liabilities denominated in
   foreign currencies                                         126,594,624         13,375,938          3,841,520
---------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                            150,601,438         13,947,614          1,990,373
===============================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class A                                                       (564,577)                 -                  -
   Class P                                                           (791)                 -                  -
   Class Y                                                            (36)                 -                  -
Net realized gain
   Class A                                                     (5,324,535)                 -                  -
   Class B                                                     (1,049,372)                 -                  -
   Class C                                                     (2,125,180)                 -                  -
   Class P                                                        (13,578)                 -                  -
   Class Y                                                           (123)                 -                  -
---------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                            (9,078,192)                 -                  -
===============================================================================================================
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                           1,104,267,626         20,645,973         79,753,827
Reinvestment of distributions                                   7,831,700                  -                  -
Cost of shares reacquired                                    (157,444,389)       (28,461,786)        (7,930,445)
---------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM CAPITAL SHARE TRANSACTIONS                            954,654,937         (7,815,813)        71,823,382
===============================================================================================================
NET INCREASE IN NET ASSETS                                  1,096,178,183          6,131,801         73,813,755
===============================================================================================================
NET ASSETS:
Beginning of year                                             753,687,551        133,694,873                  -
---------------------------------------------------------------------------------------------------------------
END OF YEAR                                               $ 1,849,865,734    $   139,826,674    $    73,813,755
===============================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME                       $     3,921,898    $       452,060    $        61,958
===============================================================================================================

*For the period December 15, 2003 (commencement of investment operations) to October 31, 2004.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)
YEAR ENDED OCTOBER 31, 2004

                                                                               INTERNATIONAL
                                                                               OPPORTUNITIES          LARGE-CAP
INCREASE IN NET ASSETS                                                                  FUND         VALUE FUND
OPERATIONS:
Net investment income                                                        $       388,842    $        66,295
Net realized gain on investment and foreign
   currency related transactions                                                  18,816,479            198,549
Net change in unrealized appreciation on investments
   and translation of assets and liabilities
   denominated in foreign currencies                                               3,110,081            275,213
---------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                              22,315,402            540,057
===============================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class A                                                                          (964,614)           (19,175)
   Class B                                                                          (207,009)            (1,026)
   Class C                                                                          (160,464)            (1,139)
   Class P                                                                               (12)               (67)
   Class Y                                                                          (992,387)               (83)
---------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                               (2,324,486)           (21,490)
===============================================================================================================
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                                                 29,640,763         15,420,584
Reinvestment of distributions                                                      2,290,948             20,347
Cost of shares reacquired                                                        (29,504,937)        (3,419,287)
---------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM CAPITAL SHARE TRANSACTIONS                                       2,426,774         12,021,644
===============================================================================================================
NET INCREASE IN NET ASSETS                                                        22,417,690         12,540,211
===============================================================================================================
NET ASSETS:
Beginning of year                                                                136,768,805          2,552,140
---------------------------------------------------------------------------------------------------------------
END OF YEAR                                                                  $   159,186,495    $    15,092,351
===============================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME                                          $        28,433    $        86,064
===============================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
YEAR ENDED OCTOBER 31, 2003

                                                                                   ALL VALUE              ALPHA
INCREASE IN NET ASSETS                                                                  FUND               FUND
OPERATIONS:
Net investment loss                                                          $       (49,294)   $      (241,018)
Capital gains received from Underlying Funds                                               -          2,224,496
Net realized gain (loss) on investment                                             8,709,355        (12,911,153)
Net change in unrealized appreciation (depreciation)
   on investments                                                                 98,646,882         47,133,769
---------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                             107,306,943         36,206,094
===============================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain
   Class A                                                                        (4,249,997)          (455,060)
   Class B                                                                        (1,079,982)          (307,761)
   Class C                                                                        (2,554,556)          (213,341)
   Class P                                                                            (8,336)                 -
---------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                               (7,892,871)          (976,162)
===============================================================================================================
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                                                380,083,034         19,941,639
Reinvestment of distributions                                                      6,853,029            793,168
Cost of shares reacquired                                                        (82,203,980)       (35,741,742)
---------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM CAPITAL SHARE TRANSACTIONS                                     304,732,083        (15,006,935)
===============================================================================================================
NET INCREASE IN NET ASSETS                                                       404,146,155         20,222,997
===============================================================================================================
NET ASSETS:
Beginning of year                                                                349,541,396        113,471,876
---------------------------------------------------------------------------------------------------------------
END OF YEAR                                                                  $   753,687,551    $   133,694,873
===============================================================================================================
DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME                             $      (168,235)   $             -
===============================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)
YEAR ENDED OCTOBER 31, 2003

                                                                               INTERNATIONAL
                                                                               OPPORTUNITIES          LARGE-CAP
INCREASE IN NET ASSETS                                                                  FUND        VALUE FUND*
OPERATIONS:
Net investment income                                                        $     1,328,106    $         4,577
Net realized gain (loss) on investment and
   foreign currency related transactions                                          (7,252,730)            10,221
Net change in unrealized appreciation (depreciation)
   on investments and translation of assets and liabilities
   denominated in foreign currencies                                              41,544,219            128,278
---------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                              35,619,595            143,076
===============================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class A                                                                          (382,666)                 -
   Class B                                                                           (12,235)                 -
   Class C                                                                           (48,712)                 -
   Class P                                                                                (4)                 -
   Class Y                                                                          (572,917)                 -
---------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                               (1,016,534)                 -
===============================================================================================================
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                                                 49,149,289          2,562,220
Reinvestment of distributions                                                        996,745                  -
Cost of shares reacquired                                                        (59,701,584)          (153,156)
---------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM CAPITAL SHARE TRANSACTIONS                                      (9,555,550)         2,409,064
===============================================================================================================
NET INCREASE IN NET ASSETS                                                        25,047,511          2,552,140
===============================================================================================================
NET ASSETS:
Beginning of year                                                                111,721,294                  -
---------------------------------------------------------------------------------------------------------------
END OF YEAR                                                                  $   136,768,805    $     2,552,140
===============================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME                                          $     1,706,625    $         6,045
===============================================================================================================

*For the period June 23, 2003 (commencement of investment operations) to October 31, 2003.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
ALL VALUE FUND

                                                                                  YEAR ENDED 10/31
                                                    ----------------------------------------------------------------------------
                                                        2004            2003            2002            2001            2000
PER SHARE OPERATING PERFORMANCE (CLASS A SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                  $       9.93    $       8.22    $       9.83    $      11.53    $      10.87
                                                    ============    ============    ============    ============    ============

Investment operations:

  Net investment income(a)                                   .06             .02             .01             .04             .05

  Net realized and unrealized gain (loss)                   1.30            1.87            (.67)           (.83)           1.17
                                                    ------------    ------------    ------------    ------------    ------------

    Total from investment operations                        1.36            1.89            (.66)           (.79)           1.22
                                                    ------------    ------------    ------------    ------------    ------------

Distributions to shareholders from:

  Net investment income                                     (.01)              -            (.02)           (.03)              -

  Net realized gain                                         (.10)           (.18)           (.93)           (.88)           (.56)
                                                    ------------    ------------    ------------    ------------    ------------

    Total distributions                                     (.11)           (.18)           (.95)           (.91)           (.56)
                                                    ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF YEAR                        $      11.18    $       9.93    $       8.22    $       9.83    $      11.53
                                                    ============    ============    ============    ============    ============

Total Return(b)                                            13.80%          23.46%          (7.95)%         (7.26)%         11.44%

RATIOS TO AVERAGE NET ASSETS

  Expenses, including expense
    reductions                                              1.24%           1.38%           1.42%           1.42%           1.35%

  Expenses, excluding expense
    reductions                                              1.24%           1.38%           1.42%           1.43%           1.36%

  Net investment income                                      .53%            .25%            .13%            .40%            .48%

                                                                                  YEAR ENDED 10/31
                                                    ----------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                      2004            2003            2002            2001            2000
--------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                     $  1,268,285    $    452,098    $    189,698    $    166,406    $    136,038

  Portfolio turnover rate                                  21.92%          36.39%          79.39%         103.11%          65.06%
================================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

ALL VALUE FUND

                                                                                  YEAR ENDED 10/31
                                                    ----------------------------------------------------------------------------
                                                        2004            2003            2002            2001            2000
PER SHARE OPERATING PERFORMANCE (CLASS B SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                  $       9.69    $       8.07    $       9.70    $      11.42    $      10.85
                                                    ============    ============    ============    ============    ============

Investment operations:

  Net investment loss(a)                                    (.01)           (.03)           (.04)           (.03)           (.02)

  Net realized and unrealized gain (loss)                   1.26            1.83            (.66)           (.81)           1.15
                                                    ------------    ------------    ------------    ------------    ------------

    Total from investment operations                        1.25            1.80            (.70)           (.84)           1.13
                                                    ------------    ------------    ------------    ------------    ------------

Distributions to shareholders from:

  Net investment income                                        -               -               -               -(e)            -

  Net realized gain                                         (.10)           (.18)           (.93)           (.88)           (.56)
                                                    ------------    ------------    ------------    ------------    ------------

    Total distributions                                     (.10)           (.18)           (.93)           (.88)           (.56)
                                                    ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF YEAR                        $      10.84    $       9.69    $       8.07    $       9.70    $      11.42
                                                    ============    ============    ============    ============    ============

Total Return(b)                                            12.98%          22.77%          (8.51)%         (7.86)%         10.80%

RATIOS TO AVERAGE NET ASSETS

  Expenses, including expense
    reductions                                              1.87%           2.00%           2.03%           2.03%           2.00%

  Expenses, excluding expense
    reductions                                              1.87%           2.00%           2.03%           2.04%           2.01%

  Net investment loss                                       (.10)%          (.37)%          (.48)%          (.27)%          (.17)%

                                                                                  YEAR ENDED 10/31
                                                    ----------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                      2004            2003            2002            2001            2000
--------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                     $    185,775    $    100,272    $     47,423    $     39,188    $     17,453

  Portfolio turnover rate                                  21.92%          36.39%          79.39%         103.11%          65.06%
================================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

ALL VALUE FUND

                                                                                  YEAR ENDED 10/31
                                                    ----------------------------------------------------------------------------
                                                        2004            2003            2002            2001            2000
PER SHARE OPERATING PERFORMANCE (CLASS C SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                  $       9.66    $       8.05    $       9.67    $      11.38    $      10.81
                                                    ============    ============    ============    ============    ============

Investment operations:

  Net investment loss(a)                                    (.01)           (.03)           (.03)           (.01)           (.02)

  Net realized and unrealized gain (loss)                   1.26            1.82            (.66)           (.82)           1.15
                                                    ------------    ------------    ------------    ------------    ------------

    Total from investment operations                        1.25            1.79            (.69)           (.83)           1.13
                                                    ------------    ------------    ------------    ------------    ------------

Distributions to shareholders from:

  Net investment income                                        -               -               -               -(e)            -

  Net realized gain                                         (.10)           (.18)           (.93)           (.88)           (.56)
                                                    ------------    ------------    ------------    ------------    ------------

    Total distributions                                     (.10)           (.18)           (.93)           (.88)           (.56)
                                                    ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF YEAR                        $      10.81    $       9.66    $       8.05    $       9.67    $      11.38
                                                    ============    ============    ============    ============    ============

Total Return(b)                                            13.02%          22.70%          (8.42)%         (7.70)%         10.74%

RATIOS TO AVERAGE NET ASSETS

  Expenses, including expense
    reductions                                              1.87%           2.00%           1.89%           1.98%           2.00%

  Expenses, excluding expense
    reductions                                              1.87%           2.00%           1.89%           1.99%           2.01%

  Net investment loss                                       (.10)%          (.37)%          (.34)%          (.14)%          (.17)%

                                                                                 YEAR ENDED 10/31
                                                    ----------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                      2004            2003            2002            2001            2000
--------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                     $    389,161    $    200,025    $    112,052    $    112,299    $    112,776

  Portfolio turnover rate                                  21.92%          36.39%          79.39%         103.11%          65.06%
================================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

ALL VALUE FUND

                                                                     YEAR ENDED 10/31                    8/15/2001(c)
                                                    ------------------------------------------------         TO
                                                        2004              2003             2002          10/31/2001
PER SHARE OPERATING PERFORMANCE (CLASS P SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                $        9.88     $        8.19    $        9.83    $       10.85
                                                    =============     =============    =============    =============

Investment operations:

  Net investment income (loss)(a)                             .05               .01                -(e)             -(e)

  Net realized and unrealized gain (loss)                    1.30              1.86             (.66)           (1.02)
                                                    -------------     -------------    -------------    -------------

    Total from investment operations                         1.35              1.87             (.66)           (1.02)
                                                    -------------     -------------    -------------    -------------

Distributions to shareholders from:

  Net investment income                                      (.01)                -             (.05)               -

  Net realized gain                                          (.10)             (.18)            (.93)               -
                                                    -------------     -------------    -------------    -------------

    Total distributions                                      (.11)             (.18)            (.98)               -
                                                    -------------     -------------    -------------    -------------
NET ASSET VALUE, END OF PERIOD                      $       11.12     $        9.88    $        8.19    $        9.83
                                                    =============     =============    =============    =============

Total Return(b)                                             13.71%            23.30%           (8.04)%          (9.40)%(d)

RATIOS TO AVERAGE NET ASSETS

  Expenses, including expense reductions                     1.32%+            1.45%            1.48%             .31%(d)

  Expenses, excluding expense reductions                     1.32%+            1.45%            1.48%             .31%(d)

  Net investment income (loss)                                .45%+             .18%             .07%            (.01)%(d)

                                                                     YEAR ENDED 10/31                    8/15/2001(c)
                                                    ------------------------------------------------         TO
SUPPLEMENTAL DATA:                                      2004              2003             2002          10/31/2001
---------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (000)                   $       4,895     $       1,280    $         368    $           1

  Portfolio turnover rate                                   21.92%            36.39%           79.39%          103.11%
=====================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (CONCLUDED)
ALL VALUE FUND

                                                                                                         3/31/2003(c)
                                                                                         YEAR ENDED          TO
                                                                                         10/31/2004      10/31/2003
PER SHARE OPERATING PERFORMANCE (CLASS Y SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                                                   $        9.95    $        7.83
                                                                                       =============    =============

Investment operations:

  Net investment income(a)                                                                       .10              .03

  Net realized and unrealized gain                                                              1.30             2.09
                                                                                       -------------    -------------

    Total from investment operations                                                            1.40             2.12
                                                                                       -------------    -------------

Distributions to shareholders from:

  Net investment income                                                                         (.03)               -

  Net realized gain                                                                             (.10)               -
                                                                                       -------------    -------------

    Total distributions                                                                         (.13)               -
                                                                                       -------------    -------------
NET ASSET VALUE, END OF PERIOD                                                         $       11.22    $        9.95
                                                                                       =============    =============

Total Return(b)                                                                                14.18%           27.08%(d)

RATIOS TO AVERAGE NET ASSETS

  Expenses, including expense reductions                                                         .87%+           1.00%(d)+

  Expenses, excluding expense reductions                                                         .87%+           1.00%(d)+

  Net investment income                                                                          .90%+            .63%(d)+

                                                                                                          3/31/2003(c)
                                                                                         YEAR ENDED            TO
SUPPLEMENTAL DATA:                                                                       10/31/2004       10/31/2003
---------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (000)                                                      $       1,750    $          13

  Portfolio turnover rate                                                                      21.92%           36.39%
=====================================================================================================================

 +   The ratios have been determined on a Fund basis.
(a)  Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)  Commencement of offering of class shares.
(d)  Not annualized.
(e)  Amount is less than $.01.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
ALPHA FUND

                                                                                  YEAR ENDED 10/31
                                                    ----------------------------------------------------------------------------
                                                        2004            2003            2002            2001            2000
PER SHARE OPERATING PERFORMANCE (CLASS A SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                  $      14.38    $      10.62    $      12.96    $      17.46    $      15.21
                                                    ============    ============    ============    ============    ============

Investment operations:

  Net investment income (loss)(b)                            .10             .02            (.05)           (.05)           (.03)

  Net realized and unrealized gain (loss)                   1.48            3.83           (1.70)          (3.82)           2.60
                                                    ------------    ------------    ------------    ------------    ------------

    Total from investment operations                        1.58            3.85           (1.75)          (3.87)           2.57
                                                    ------------    ------------    ------------    ------------    ------------

Distributions to shareholders from:

  Net investment income                                        -               -               -            (.30)           (.21)

  Net realized gain                                            -            (.09)           (.59)           (.33)           (.11)
                                                    ------------    ------------    ------------    ------------    ------------

    Total distributions                                        -            (.09)           (.59)           (.63)           (.32)
                                                    ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF YEAR                        $      15.96    $      14.38    $      10.62    $      12.96    $      17.46
                                                    ============    ============    ============    ============    ============

Total Return(c)                                            10.99%          36.59%         (14.41)%        (22.67)%         17.10%

RATIOS TO AVERAGE NET ASSETS*

  Expenses, including expense
    reductions                                               .36%            .39%            .37%            .36%            .40%

  Expenses, excluding expense
    reductions                                              1.03%           1.45%           1.37%           1.34%           1.33%

  Net investment income (loss)                               .63%            .13%           (.34)%          (.32)%          (.16)%

                                                                                  YEAR ENDED 10/31
                                                    ----------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                      2004            2003            2002            2001            2000
--------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                     $     69,957    $     62,383    $     53,121    $     70,785    $     96,652

  Portfolio turnover rate                                   2.59%           2.47%           1.75%          15.34%           1.54%
================================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

ALPHA FUND

                                                                                  YEAR ENDED 10/31
                                                    ----------------------------------------------------------------------------
                                                        2004            2003            2002            2001            2000
PER SHARE OPERATING PERFORMANCE (CLASS B SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                  $      14.02    $      10.43    $      12.81    $      17.27    $      15.05
                                                    ============    ============    ============    ============    ============

Investment operations:

  Net investment income (loss)(b)                            .01            (.06)           (.12)           (.14)           (.13)

  Net realized and unrealized gain (loss)                   1.43            3.74           (1.67)          (3.79)           2.58
                                                    ------------    ------------    ------------    ------------    ------------

    Total from investment operations                        1.44            3.68           (1.79)          (3.93)           2.45
                                                    ------------    ------------    ------------    ------------    ------------

Distributions to shareholders from:

  Net investment income                                        -               -               -            (.20)           (.12)

  Net realized gain                                            -            (.09)           (.59)           (.33)           (.11)
                                                    ------------    ------------    ------------    ------------    ------------

    Total distributions                                        -            (.09)           (.59)           (.53)           (.23)
                                                    ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF YEAR                        $      15.46    $      14.02    $      10.43    $      12.81    $      17.27
                                                    ============    ============    ============    ============    ============

Total Return(c)                                            10.27%          35.62%         (14.91)%        (23.21)%         16.40%

RATIOS TO AVERAGE NET ASSETS*

  Expenses, including expense
    reductions                                              1.01%           1.04%           1.00%           1.00%           1.00%

  Expenses, excluding expense
    reductions                                              1.68%           2.10%           2.00%           1.98%           1.93%

  Net investment income (loss)                               .03%           (.52)%          (.97)%          (.96)%          (.75)%

                                                                                  YEAR ENDED 10/31
                                                    ----------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                      2004            2003            2002            2001            2000
--------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                     $     41,771    $     42,342    $     35,661    $     50,377    $     70,300

  Portfolio turnover rate                                   2.59%           2.47%           1.75%          15.34%           1.54%
================================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

ALPHA FUND

                                                                                  YEAR ENDED 10/31
                                                    ----------------------------------------------------------------------------
                                                        2004            2003            2002            2001            2000
PER SHARE OPERATING PERFORMANCE (CLASS C SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                  $      14.02    $      10.43    $      12.80    $      17.25    $      15.04
                                                    ============    ============    ============    ============    ============

Investment operations:

  Net investment income (loss)(b)                            .01            (.06)           (.10)           (.14)           (.12)

  Net realized and unrealized gain (loss)                   1.43            3.74           (1.68)          (3.78)           2.56
                                                    ------------    ------------    ------------    ------------    ------------

    Total from investment operations                        1.44            3.68           (1.78)          (3.92)           2.44
                                                    ------------    ------------    ------------    ------------    ------------

Distributions to shareholders from:

  Net investment income                                        -               -               -            (.20)           (.12)

  Net realized gain                                            -            (.09)           (.59)           (.33)           (.11)
                                                    ------------    ------------    ------------    ------------    ------------

    Total distributions                                        -            (.09)           (.59)           (.53)           (.23)
                                                    ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF YEAR                        $      15.46    $      14.02    $      10.43    $      12.80    $      17.25
                                                    ============    ============    ============    ============    ============

Total Return(c)                                            10.27%          35.62%         (14.77)%        (23.25)%         16.34%

RATIOS TO AVERAGE NET ASSETS*

  Expenses, including expense
    reductions                                              1.01%           1.04%            .89%           1.00%           1.00%

  Expenses, excluding expense
    reductions                                              1.68%           2.10%           1.89%           1.98%           1.93%

  Net investment income (loss)                               .03%           (.52)%          (.86)%          (.97)%          (.70)%

                                                                                  YEAR ENDED 10/31
                                                    ----------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                      2004            2003            2002            2001            2000
--------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                     $     27,701    $     28,970    $     24,690    $     35,395    $     44,977

  Portfolio turnover rate                                   2.59%           2.47%           1.75%          15.34%           1.54%
================================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (CONCLUDED)
ALPHA FUND

                                                                                    10/20/2004(a)
                                                                                         TO
                                                                                     10/31/2004
PER SHARE OPERATING PERFORMANCE (CLASS Y SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                                                $       15.65
                                                                                    =============

Investment operations:

  Net investment income(b)                                                                      -(e)

  Net realized and unrealized gain                                                            .31
                                                                                    -------------

    Total from investment operations                                                          .31
                                                                                    -------------
NET ASSET VALUE, END OF PERIOD                                                      $       15.96
                                                                                    =============

Total Return(c)                                                                              2.18%(d)

RATIOS TO AVERAGE NET ASSETS*

  Expenses, including expense reductions                                                      .00%(d)

  Expenses, excluding expense reductions                                                      .00%(d)

  Net investment income                                                                       .00%(d)(f)

                                                                                    10/20/2004(a)
                                                                                         TO
SUPPLEMENTAL DATA:                                                                   10/31/2004
-------------------------------------------------------------------------------------------------
  Net assets, end of period (000)                                                   $         398

  Portfolio turnover rate                                                                    2.59%
=================================================================================================

* Does not include expenses of the underlying funds in which the Fund invests.
(a)  Commencement of offering of class shares.
(b)  Calculated using average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)  Not annualized.
(e)  Amount is less than $.01.
(f)  Amount is less than .01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
INTERNATIONAL CORE EQUITY FUND

                                                                                    12/15/2003(a)
                                                                                         TO
                                                                                     10/31/2004
PER SHARE OPERATING PERFORMANCE (CLASS A SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                                                $       10.00
                                                                                    =============

  Unrealized appreciation on investments                                                      .15
                                                                                    -------------
NET ASSET VALUE ON SEC EFFECTIVE DATE                                               $       10.15
                                                                                    =============

Investment operations:

  Net investment income(b)                                                                    .04

  Net realized and unrealized gain                                                            .23
                                                                                    -------------

    Total from investment operations                                                          .27
                                                                                    -------------
NET ASSET VALUE, END OF PERIOD                                                      $       10.42
                                                                                    =============

Total Return(c)                                                                              1.50%(d)(e)

Total Return(c)                                                                              2.66%(d)(f)

RATIOS TO AVERAGE NET ASSETS

  Expenses, including expense reductions and expenses assumed                                1.50%(d)

  Expenses, excluding expense reductions and expenses assumed                                2.13%(d)

  Net investment income                                                                       .40%(d)

                                                                                    12/15/2003(a)
                                                                                         TO
SUPPLEMENTAL DATA:                                                                   10/31/2004
-------------------------------------------------------------------------------------------------
  Net assets, end of period (000)                                                   $      58,484

  Portfolio turnover rate                                                                  142.16%
=================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

INTERNATIONAL CORE EQUITY FUND

                                                                                    12/15/2003(a)
                                                                                         TO
                                                                                     10/31/2004
PER SHARE OPERATING PERFORMANCE (CLASS B SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                                                $       10.00
                                                                                    =============

  Unrealized appreciation on investments                                                      .15
                                                                                    -------------
NET ASSET VALUE ON SEC EFFECTIVE DATE                                               $       10.15
                                                                                    =============

Investment operations:

  Net investment loss(b)                                                                     (.01)

  Net realized and unrealized gain                                                            .22
                                                                                    -------------

    Total from investment operations                                                          .21
                                                                                    -------------
NET ASSET VALUE, END OF PERIOD                                                      $       10.36
                                                                                    =============

Total Return(c)                                                                              1.50%(d)(e)

Total Return(c)                                                                              2.07%(d)(f)

RATIOS TO AVERAGE NET ASSETS

  Expenses, including expense reductions and expenses assumed                                2.04%(d)

  Expenses, excluding expense reductions and expenses assumed                                2.67%(d)

  Net investment loss                                                                        (.14)%(d)

                                                                                    12/15/2003(a)
                                                                                         TO
SUPPLEMENTAL DATA:                                                                   10/31/2004
-------------------------------------------------------------------------------------------------
  Net assets, end of period (000)                                                   $      2,937

  Portfolio turnover rate                                                                 142.16%
=================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

INTERNATIONAL CORE EQUITY FUND

                                                                                    12/15/2003(a)
                                                                                        TO
                                                                                     10/31/2004
PER SHARE OPERATING PERFORMANCE (CLASS C SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                                                $       10.00
                                                                                    =============

  Unrealized appreciation on investments                                                      .15
                                                                                    -------------
NET ASSET VALUE ON SEC EFFECTIVE DATE                                               $       10.15
                                                                                    =============

Investment operations:

  Net investment loss(b)                                                                     (.01)

  Net realized and unrealized gain                                                            .23
                                                                                    -------------

    Total from investment operations                                                          .22
                                                                                    -------------
NET ASSET VALUE, END OF PERIOD                                                      $       10.37
                                                                                    =============

Total Return(c)                                                                              1.50%(d)(e)

Total Return(c)                                                                              2.17%(d)(f)

RATIOS TO AVERAGE NET ASSETS

  Expenses, including expense reductions and expenses assumed                                2.04%(d)

  Expenses, excluding expense reductions and expenses assumed                                2.67%(d)

  Net investment loss                                                                        (.14)%(d)

                                                                                    12/15/2003(a)
                                                                                         TO
SUPPLEMENTAL DATA:                                                                   10/31/2004
-------------------------------------------------------------------------------------------------
  Net assets, end of period (000)                                                   $       9,291

  Portfolio turnover rate                                                                  142.16%
=================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

INTERNATIONAL CORE EQUITY FUND

                                                                                    12/15/2003(a)
                                                                                         TO
                                                                                     10/31/2004
PER SHARE OPERATING PERFORMANCE (CLASS P SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                                                $       10.00
                                                                                    =============

  Unrealized appreciation on investments                                                      .15
                                                                                    -------------
NET ASSET VALUE ON SEC EFFECTIVE DATE                                               $       10.15
                                                                                    =============

Investment operations:

  Net investment income(b)                                                                    .04

  Net realized and unrealized gain                                                            .22
                                                                                    -------------

    Total from investment operations                                                          .26
                                                                                    -------------
NET ASSET VALUE, END OF PERIOD                                                      $       10.41
                                                                                    =============

Total Return(c)                                                                              1.50%(d)(e)

Total Return(c)                                                                              2.56%(d)(f)

RATIOS TO AVERAGE NET ASSETS

  Expenses, including expense reductions and expenses assumed                                1.55%(d)+

  Expenses, excluding expense reductions and expenses assumed                                2.18%(d)+

  Net investment income                                                                       .35%(d)+

                                                                                    12/15/2003(a)
                                                                                        TO
SUPPLEMENTAL DATA:                                                                   10/31/2004
-------------------------------------------------------------------------------------------------
  Net assets, end of period (000)                                                   $          11

  Portfolio turnover rate                                                                  142.16%
=================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (CONCLUDED)
INTERNATIONAL CORE EQUITY FUND

                                                                                    12/15/2003(a)
                                                                                         TO
                                                                                     10/31/2004
PER SHARE OPERATING PERFORMANCE (CLASS Y SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                                                $       10.00
                                                                                    =============

  Unrealized appreciation on investments                                                      .15
                                                                                    -------------
NET ASSET VALUE ON SEC EFFECTIVE DATE                                               $       10.15
                                                                                    =============

Investment operations:

  Net investment income(b)                                                                    .08

  Net realized and unrealized gain                                                            .22
                                                                                    -------------

    Total from investment operations                                                          .30
                                                                                    -------------
NET ASSET VALUE, END OF PERIOD                                                      $       10.45
                                                                                    =============

Total Return(c)                                                                              1.50%(d)(e)

Total Return(c)                                                                              2.96%(d)(f)

RATIOS TO AVERAGE NET ASSETS

  Expenses, including expense reductions and expenses assumed                                1.16%(d)

  Expenses, excluding expense reductions and expenses assumed                                1.79%(d)

  Net investment income                                                                       .74%(d)

                                                                                    12/15/2003(a)
                                                                                         TO
SUPPLEMENTAL DATA:                                                                   10/31/2004
-------------------------------------------------------------------------------------------------
  Net assets, end of period (000)                                                   $       3,091

  Portfolio turnover rate                                                                  142.16%
=================================================================================================

 +   The ratios have been determined on a Fund basis.
(a) Commencement of investment operations is December 15, 2003; SEC effective date is December 31, 2003; date shares first became available to the public is January 2, 2004.
(b)  Calculated using average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)  Not annualized.
(e)  Total return for the period 12/15/2003 through 12/31/2003.
(f)  Total return for the period 12/31/2003 through 10/31/2004.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
INTERNATIONAL OPPORTUNITIES FUND

                                                                                  YEAR ENDED 10/31
                                                    ----------------------------------------------------------------------------
                                                        2004            2003            2002            2001            2000
PER SHARE OPERATING PERFORMANCE (CLASS A SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                  $       8.41    $       6.29    $       7.78    $      14.48    $      13.90
                                                    ============    ============    ============    ============    ============

Investment operations:

  Net investment income (loss)(a)                            .02             .08             .03            (.06)           (.08)

  Net realized and unrealized gain (loss)                   1.33            2.09           (1.52)          (6.56)           1.54
                                                    ------------    ------------    ------------    ------------    ------------

    Total from investment operations                        1.35            2.17           (1.49)          (6.62)           1.46
                                                    ------------    ------------    ------------    ------------    ------------

Distributions to shareholders from:

  Net investment income                                     (.15)           (.05)              -               -            (.06)

  Net realized gain                                            -               -               -            (.08)           (.82)
                                                    ------------    ------------    ------------    ------------    ------------

    Total distributions                                     (.15)           (.05)              -            (.08)           (.88)
                                                    ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF YEAR                        $       9.61    $       8.41    $       6.29    $       7.78    $      14.48
                                                    ============    ============    ============    ============    ============

Total Return(b)                                            16.31%          35.07%         (19.16)%        (45.92)%         10.97%

RATIOS TO AVERAGE NET ASSETS

  Expenses, including expense
    reductions                                              1.83%           2.11%           1.89%           2.07%           1.80%

  Expenses, excluding expense
    reductions                                              1.83%           2.11%           1.89%           2.08%           1.80%

  Net investment income (loss)                               .26%           1.11%            .50%           (.55)%          (.53)%

                                                                                  YEAR ENDED 10/31
                                                    ----------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                      2004            2003            2002            2001            2000
--------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                     $     67,314    $     55,230    $     44,975    $     71,591    $    135,701

  Portfolio turnover rate                                  75.56%          72.36%          82.38%          65.26%          35.14%
================================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

INTERNATIONAL OPPORTUNITIES FUND

                                                                                  YEAR ENDED 10/31
                                                    ----------------------------------------------------------------------------
                                                        2004            2003            2002            2001            2000
PER SHARE OPERATING PERFORMANCE (CLASS B SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                  $       8.20    $       6.13    $       7.65    $      14.31    $      13.75
                                                    ============    ============    ============    ============    ============

Investment operations:

  Net investment income (loss)(a)                           (.04)            .03            (.02)           (.11)           (.17)

  Net realized and unrealized gain (loss)                   1.30            2.05           (1.50)          (6.47)           1.55
                                                    ------------    ------------    ------------    ------------    ------------

    Total from investment operations                        1.26            2.08           (1.52)          (6.58)           1.38
                                                    ------------    ------------    ------------    ------------    ------------

Distributions to shareholders from:

  Net investment income                                     (.09)           (.01)              -               -               -(c)

  Net realized gain                                            -               -               -            (.08)           (.82)
                                                    ------------    ------------    ------------    ------------    ------------

    Total distributions                                     (.09)           (.01)              -            (.08)           (.82)
                                                    ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF YEAR                        $       9.37    $       8.20    $       6.13    $       7.65    $      14.31
                                                    ============    ============    ============    ============    ============

Total Return(b)                                            15.61%          33.89%         (19.87)%        (46.19)%         10.42%

RATIOS TO AVERAGE NET ASSETS

  Expenses, including expense
    reductions                                              2.48%           2.73%           2.69%           2.59%           2.35%

  Expenses, excluding expense
    reductions                                              2.48%           2.73%           2.69%           2.60%           2.36%

  Net investment income (loss)                              (.39)%           .49%           (.30)%         (1.07)%         (1.09)%

                                                                                  YEAR ENDED 10/31
                                                    ----------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                      2004            2003            2002            2001            2000
--------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                     $     21,962    $     17,978    $     13,174    $     17,743    $     33,124

  Portfolio turnover rate                                  75.56%          72.36%          82.38%          65.26%          35.14%
================================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

INTERNATIONAL OPPORTUNITIES FUND

                                                                                  YEAR ENDED 10/31
                                                    ----------------------------------------------------------------------------
                                                        2004            2003            2002            2001            2000
PER SHARE OPERATING PERFORMANCE (CLASS C SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                  $       8.19    $       6.12    $       7.61    $      14.30    $      13.75
                                                    ============    ============    ============    ============    ============

Investment operations:

  Net investment income (loss)(a)                           (.04)            .07               -(e)         (.13)           (.17)

  Net realized and unrealized gain (loss)                   1.30            2.04           (1.49)          (6.48)           1.54
                                                    ------------    ------------    ------------    ------------    ------------

    Total from investment operations                        1.26            2.11           (1.49)          (6.61)           1.37
                                                    ------------    ------------    ------------    ------------    ------------

Distributions to shareholders from:

  Net investment income                                     (.13)           (.04)              -               -               -(c)

  Net realized gain                                            -               -               -            (.08)           (.82)
                                                    ------------    ------------    ------------    ------------    ------------

    Total distributions                                     (.13)           (.04)              -            (.08)           (.82)
                                                    ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF YEAR                        $       9.32    $       8.19    $       6.12    $       7.61    $      14.30
                                                    ============    ============    ============    ============    ============

Total Return(b)                                            15.61%          34.67%         (19.58)%        (46.43)%         10.35%

RATIOS TO AVERAGE NET ASSETS

  Expenses, including expense
    reductions                                              2.48%           2.73%           2.36%           2.83%           2.35%

  Expenses, excluding expense
    reductions                                              2.48%           2.73%           2.36%           2.84%           2.36%

  Net investment income (loss)                              (.39)%           .99%            .03%          (1.32)%         (1.10)%

                                                                                  YEAR ENDED 10/31
                                                    ----------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                      2004            2003            2002            2001            2000
--------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                     $     12,766    $     10,323    $      7,823    $     11,399    $     25,546

  Portfolio turnover rate                                  75.56%          72.36%          82.38%          65.26%          35.14%
================================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

INTERNATIONAL OPPORTUNITIES FUND

                                                                                  YEAR ENDED 10/31
                                                    ----------------------------------------------------------------------------
                                                        2004            2003            2002            2001            2000
PER SHARE OPERATING PERFORMANCE (CLASS P SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                  $       8.47    $       6.31    $       7.82    $      14.51    $      13.91
                                                    ============    ============    ============    ============    ============

Investment operations:

  Net investment income (loss)(a)                            .01             .10             .03            (.06)           (.08)

  Net realized and unrealized gain (loss)                   1.35            2.10           (1.54)          (6.55)           1.55
                                                    ------------    ------------    ------------    ------------    ------------

    Total from investment operations                        1.36            2.20           (1.51)          (6.61)           1.47
                                                    ------------    ------------    ------------    ------------    ------------

Distributions to shareholders from:

  Net investment income                                     (.12)           (.04)              -               -            (.05)

  Net realized gain                                            -               -               -            (.08)           (.82)
                                                    ------------    ------------    ------------    ------------    ------------

    Total distributions                                     (.12)           (.04)              -            (.08)           (.87)
                                                    ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF YEAR                        $       9.71    $       8.47    $       6.31    $       7.82    $      14.51
                                                    ============    ============    ============    ============    ============

Total Return(b)                                            16.37%          35.17%         (19.31)%        (45.75)%         11.03%

RATIOS TO AVERAGE NET ASSETS

  Expenses, including expense
    reductions                                              1.93%+          2.18%+          2.14%           2.04%           1.80%

  Expenses, excluding expense
    reductions                                              1.93%+          2.18%+          2.14%           2.05%           1.80%

  Net investment income (loss)                               .16%+          1.00%+           .25%           (.55)%          (.51)%

                                                                                  YEAR ENDED 10/31
                                                    ----------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                      2004            2003            2002            2001            2000
--------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                     $          1    $          1    $          1    $          1    $          1

  Portfolio turnover rate                                  75.56%          72.36%          82.38%          65.26%          35.14%
================================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (CONCLUDED)
INTERNATIONAL OPPORTUNITIES FUND

                                                                                  YEAR ENDED 10/31
                                                    ----------------------------------------------------------------------------
                                                        2004            2003            2002            2001            2000
PER SHARE OPERATING PERFORMANCE (CLASS Y SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                  $       8.53    $       6.39    $       7.90    $      14.61    $      14.00
                                                    ============    ============    ============    ============    ============

Investment operations:

  Net investment income (loss)(a)                            .06             .10             .06            (.01)           (.01)

  Net realized and unrealized gain (loss)                   1.34            2.12           (1.57)          (6.62)           1.54
                                                    ------------    ------------    ------------    ------------    ------------

    Total from investment operations                        1.40            2.22           (1.51)          (6.63)           1.53
                                                    ------------    ------------    ------------    ------------    ------------

Distributions to shareholders from:

  Net investment income                                     (.16)           (.08)              -               -            (.10)

  Net realized gain                                            -               -               -            (.08)           (.82)
                                                    ------------    ------------    ------------    ------------    ------------

    Total distributions                                     (.16)           (.08)              -            (.08)           (.92)
                                                    ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF YEAR                        $       9.77    $       8.53    $       6.39    $       7.90    $      14.61
                                                    ============    ============    ============    ============    ============

Total Return(b)                                            16.73%          35.22%         (19.11)%        (45.58)%         11.45%

RATIOS TO AVERAGE NET ASSETS

  Expenses, including expense
    reductions                                              1.48%           1.74%           1.69%           1.59%           1.35%

  Expenses, excluding expense
    reductions                                              1.48%           1.74%           1.69%           1.60%           1.37%

  Net investment income (loss)                               .61%           1.47%            .70%           (.06)%          (.09)%

                                                                                  YEAR ENDED 10/31
                                                    ----------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                      2004            2003            2002            2001            2000
--------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                     $     57,143    $     53,237    $     45,748    $     60,227    $     79,833

  Portfolio turnover rate                                  75.56%          72.36%          82.38%          65.26%          35.14%
================================================================================================================================

 +   The ratios have been determined on a Fund basis.
(a)  Calculated using average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)  Amount is less than $.01.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
LARGE-CAP VALUE FUND

                                                                                                         6/23/2003(a)
                                                                                         YEAR ENDED          TO
                                                                                         10/31/2004      10/31/2003
PER SHARE OPERATING PERFORMANCE (CLASS A SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                                                   $       10.73    $       10.00
                                                                                       =============    =============

  Unrealized depreciation on investments                                                                         (.10)
                                                                                                        -------------
NET ASSET VALUE ON SEC EFFECTIVE DATE, JUNE 30, 2003                                                    $        9.90
                                                                                                        =============

Investment operations:

  Net investment income(b)                                                                       .09              .03

  Net realized and unrealized gain                                                              1.05              .80
                                                                                       -------------    -------------

    Total from investment operations                                                            1.14              .83
                                                                                       -------------    -------------

Distributions to shareholders from net investment income                                        (.07)               -
                                                                                       -------------    -------------
NET ASSET VALUE, END OF PERIOD                                                         $       11.80    $       10.73
                                                                                       =============    =============

Total Return(c)                                                                                                 (1.00)%(d)(e)

Total Return(c)                                                                                10.74%            8.38%(d)(f)

RATIOS TO AVERAGE NET ASSETS

  Expenses, including expense reductions and expenses assumed                                    .95%             .33%(d)+

  Expenses, excluding expense reductions and expenses assumed                                   2.59%            7.12%(d)+

  Net investment income                                                                          .75%             .27%(d)+

                                                                                                         6/23/2003(a)
                                                                                        YEAR ENDED           TO
SUPPLEMENTAL DATA:                                                                      10/31/2004        10/31/2003
---------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (000)                                                      $      10,102    $       2,271

  Portfolio turnover rate                                                                      30.53%            8.87%
---------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

LARGE-CAP VALUE FUND

                                                                                                         6/23/2003(a)
                                                                                        YEAR ENDED           TO
                                                                                        10/31/2004        10/31/2003
PER SHARE OPERATING PERFORMANCE (CLASS B SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                                                   $       10.68    $       10.00
                                                                                       =============    =============

  Unrealized depreciation on investments                                                                         (.11)
                                                                                                        -------------
NET ASSET VALUE ON SEC EFFECTIVE DATE, JUNE 30, 2003                                                    $        9.89
                                                                                                        =============

Investment operations:

  Net investment income(b)                                                                       .01                -(g)

  Net realized and unrealized gain                                                              1.05              .79
                                                                                       -------------    -------------

    Total from investment operations                                                            1.06              .79
                                                                                       -------------    -------------

Distributions to shareholders from net investment income                                        (.07)               -
                                                                                       -------------    -------------
NET ASSET VALUE, END OF PERIOD                                                         $       11.67    $       10.68
                                                                                       =============    =============

Total Return(c)                                                                                                 (1.10)%(d)(e)

Total Return(c)                                                                                10.02%            7.99%(d)(f)

RATIOS TO AVERAGE NET ASSETS

  Expenses, including expense reductions and expenses assumed                                   1.60%             .56%(d)+

  Expenses, excluding expense reductions and expenses assumed                                   3.24%            7.35%(d)+

  Net investment income                                                                          .10%             .04%(d)+

                                                                                                         6/23/2003(a)
                                                                                        YEAR ENDED           TO
SUPPLEMENTAL DATA:                                                                      10/31/2004        10/31/2003
---------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (000)                                                      $       1,445    $         111

  Portfolio turnover rate                                                                      30.53%            8.87%
=====================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

LARGE-CAP VALUE FUND

                                                                                                         6/23/2003(a)
                                                                                        YEAR ENDED           TO
                                                                                        10/31/2004       10/31/2003
PER SHARE OPERATING PERFORMANCE (CLASS C SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                                                   $       10.69    $       10.00
                                                                                       =============    =============

  Unrealized depreciation on investments                                                                         (.11)
                                                                                                        -------------
NET ASSET VALUE ON SEC EFFECTIVE DATE, JUNE 30, 2003                                                    $        9.89
                                                                                                        =============

Investment operations:

  Net investment income(b)                                                                       .01                -(g)

  Net realized and unrealized gain                                                              1.06              .80
                                                                                       -------------    -------------

    Total from investment operations                                                            1.07              .80
                                                                                       -------------    -------------

Distributions to shareholders from net investment income                                        (.07)               -
                                                                                       -------------    -------------
NET ASSET VALUE, END OF PERIOD                                                         $       11.69    $       10.69
                                                                                       =============    =============

Total Return(c)                                                                                                 (1.10)%(d)(e)

Total Return(c)                                                                                10.07%            8.09%(d)(f)

RATIOS TO AVERAGE NET ASSETS

  Expenses, including expense reductions and expenses assumed                                   1.60%             .56%(d)+

  Expenses, excluding expense reductions and expenses assumed                                   3.24%            7.35%(d)+

  Net investment income                                                                          .10%             .04%(d)+

                                                                                                         6/23/2003(a)
                                                                                        YEAR ENDED           TO
SUPPLEMENTAL DATA:                                                                      10/31/2004        10/31/2003
---------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (000)                                                      $       1,490    $         148

  Portfolio turnover rate                                                                      30.53%            8.87%
=====================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

LARGE-CAP VALUE FUND

                                                                                                         6/23/2003(a)
                                                                                        YEAR ENDED           TO
                                                                                        10/31/2004        10/31/2003
PER SHARE OPERATING PERFORMANCE (CLASS P SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                                                   $       10.73    $       10.00
                                                                                       =============    =============

  Unrealized depreciation on investments                                                                         (.10)
                                                                                                        -------------
NET ASSET VALUE ON SEC EFFECTIVE DATE, JUNE 30, 2003                                                    $        9.90
                                                                                                        =============

Investment operations:

  Net investment income(b)                                                                       .07              .02

  Net realized and unrealized gain                                                              1.07              .81
                                                                                       -------------    -------------

    Total from investment operations                                                            1.14              .83
                                                                                       -------------    -------------

Distributions to shareholders from net investment income                                        (.07)               -
                                                                                       -------------    -------------
NET ASSET VALUE, END OF PERIOD                                                         $       11.80    $       10.73
                                                                                       =============    =============

Total Return(c)                                                                                                 (1.00)%(d)(e)

Total Return(c)                                                                                10.65%            8.38%(d)(f)

RATIOS TO AVERAGE NET ASSETS

  Expenses, including expense reductions and expenses assumed                                   1.05%             .37%(d)+

  Expenses, excluding expense reductions and expenses assumed                                   2.69%            7.16%(d)+

  Net investment income                                                                          .65%             .23%(d)+

                                                                                                         6/23/2003(a)
                                                                                        YEAR ENDED           TO
SUPPLEMENTAL DATA:                                                                      10/31/2004        10/31/2003
---------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (000)                                                      $          12    $          11

  Portfolio turnover rate                                                                      30.53%            8.87%
=====================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (CONCLUDED)
LARGE-CAP VALUE FUND

                                                                                                         6/23/2003(a)
                                                                                        YEAR ENDED           TO
                                                                                        10/31/2004        10/31/2003
PER SHARE OPERATING PERFORMANCE (CLASS Y SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                                                   $       10.75    $       10.00
                                                                                       =============    =============

  Unrealized depreciation on investments                                                                         (.10)
                                                                                                        -------------
NET ASSET VALUE ON SEC EFFECTIVE DATE, JUNE 30, 2003                                                    $        9.90
                                                                                                        =============

Investment operations:

  Net investment income(b)                                                                       .13              .04

  Net realized and unrealized gain                                                              1.05              .81
                                                                                       -------------    -------------

    Total from investment operations                                                            1.18              .85
                                                                                       -------------    -------------

Distributions to shareholders from net investment income                                        (.08)               -
                                                                                       -------------    -------------
NET ASSET VALUE, END OF PERIOD                                                         $       11.85    $       10.75
                                                                                       =============    =============

Total Return(c)                                                                                                 (1.00)%(d)(e)

Total Return(c)                                                                                11.09%            8.59%(d)(f)

RATIOS TO AVERAGE NET ASSETS

  Expenses, including expense reductions and expenses assumed                                    .60%             .21%(d)+

  Expenses, excluding expense reductions and expenses assumed                                   2.24%            7.00%(d)+

  Net investment income                                                                         1.10%             .39%(d)+

                                                                                                         6/23/2003(a)
                                                                                        YEAR ENDED           TO
SUPPLEMENTAL DATA:                                                                      10/31/2004        10/31/2003
---------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (000)                                                      $       2,043    $          11

  Portfolio turnover rate                                                                      30.53%            8.87%
=====================================================================================================================

 +   The ratios have been determined on a Fund basis.
(a) Commencement of investment operations; SEC effective date and date shares first became available to the public is June 30, 2003.
(b)  Calculated using average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)  Not annualized.
(e)  Total return for the period 6/23/2003 through 6/30/2003.
(f)  Total return for the period 6/30/2003 through 10/31/2003.
(g)  Amount is less than $.01

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

Lord Abbett Securities Trust (the "Trust") is registered under the Investment Company Act of 1940 (the "Act") as a diversified open-end management investment company organized as a Delaware business trust on February 26, 1993. The Trust currently consists of seven funds. This report covers the following five funds and their respective classes (separately, a "Fund" and collectively, the "Funds"): Lord Abbett All Value Fund ("All Value Fund"), Class A, B, C, P and Y shares; Alpha Series ("Alpha Fund"), Class A, B, C and Y shares; Lord Abbett International Core Equity Fund ("International Core Equity Fund"), Class A, B, C, P and Y shares; Lord Abbett International Opportunities Fund ("International Opportunities Fund"), Class A, B, C, P, and Y shares; and Lord Abbett Large-Cap Value Fund ("Large-Cap Value Fund"), Class A, B, C, P and Y shares. International Core Equity Fund commenced investment operations on December 15, 2003 and was capitalized with a $5,040,000 investment from Lord, Abbett & Co. LLC ("Lord Abbett"). Shares first became available to the public on January 2, 2004.

All Value Fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value. Alpha Fund's, International Opportunities Fund's, and International Core Equity Fund's investment objective is long-term capital appreciation. Alpha Fund invests in other funds ("Underlying Funds") managed by Lord Abbett. Large-Cap Value Fund's investment objective is to seek a high level of total return.

Each class of shares has different expenses and dividends. A front-end sales charge is normally added to the Net Asset Value ("NAV") for Class A shares. There is no front-end sales charge in the case of the Class B, C, P and Y shares, although there may be a contingent deferred sales charge ("CDSC") as follows: certain redemptions of Class A shares made within 24 months (12 months if shares were purchased on or after November 1, 2004) following certain purchases made without a sales charge; Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will convert to Class A shares on the eighth anniversary of the original purchase of Class B shares.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.   SIGNIFICANT ACCOUNTING POLICIES

(a) INVESTMENT VALUATION-Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued at the mean between the bid and asked price on the basis of prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and electronic data processing techniques. Exchange-traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked price is used. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) SECURITY TRANSACTIONS-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c) INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d) FEDERAL TAXES-It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable net investment income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

(e) EXPENSES-Expenses incurred by the Trust that do not specifically relate to an individual fund are generally allocated to the Funds within the Trust on a pro rata basis. Expenses, excluding class specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C and P shares bear all expenses and fees relating to their respective 12b-1 Distribution Plans.

(f) FOREIGN TRANSACTIONS-The books and records of International Opportunities Fund and International Core Equity Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in each Fund's records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates. The resultant exchange gains and losses are included as net realized gain (loss) on investments and foreign currency related transactions on each Fund's Statement of Operations. Each Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g) OFFERING COSTS-Lord Abbett incurred initial offering costs on behalf of Large-Cap Value Fund and International Core Equity Fund which are reimbursed by each Fund in the full amount thereof. Such expenses were deferred and amortized on the straight-line method over a period of one year from the commencement of investment operations.

(h) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS-International Opportunities Fund and International Core Equity Fund may enter into forward foreign currency exchange contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies on each Fund's Statement of Operations. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in net realized gain or loss on investments and foreign currency related transactions on each Fund's Statement of Operations. As of October 31, 2004, there were no forward foreign currency exchange contracts outstanding.

(i) SECURITIES LENDING-Each Fund may lend securities to member banks of the Federal Reserve System and to registered broker/dealers approved by the Fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to 102% of the market value of domestic securities loaned (105% in the case of foreign securities loaned). The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. Lending portfolio securities could result in a loss or delay in recovering the Fund's securities if the borrower defaults.

(j) REPURCHASE AGREEMENTS-Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(k) WHEN-ISSUED OR FORWARD TRANSACTIONS-Each Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by the Fund to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price at the time of entering the transaction. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprises securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund's custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Each Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(l) REDEMPTION FEES-International Opportunities Fund and International Core Equity Fund impose a redemption fee of 2.00% of the NAV of the shares being redeemed or exchanged, if the redemption or exchange occurs within ten business days after such shares were acquired. This does not include shares acquired through the reinvestment of dividends or other distributions or certain automatic or systematic investment, exchange or withdrawal plans. The fees are retained by each Fund and are included in Paid-in Capital on each Fund's Statement of Assets and Liabilities and are included in Net Proceeds From Sales of Shares on each Fund's Statement of Changes in Net Assets. During the year ended October 31, 2004, redemption fees were received as follows:

                                                              REDEMPTION FEES
     ------------------------------------------------------------------------
     International Core Equity Fund                              $      8,258
     International Opportunities Fund                                   1,825

3.   MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES
The Trust has a management agreement with Lord Abbett pursuant to which Lord Abbett supplies the Trust with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Trust's investment portfolios.

The management fees are based on average daily net assets at the following annual rates:

                                                     MANAGEMENT        VOLUNTARY
                                                           FEES           WAIVER
--------------------------------------------------------------------------------
All Value Fund                                             .57%(1)             -
Alpha Fund                                                 .10%(2)           .10%(2)
International Core Equity Fund                             .75%(3)             -
International Opportunities Fund                           .75%                -
Large-Cap Value Fund                                       .40%(4)             -

(1) The management fee for All Value Fund is based on average daily net assets at the following annual rates:

First $200 million            .75%
Next $300 million             .65%
Over $500 million             .50%

(2) Rate changed effective March 1, 2004. Prior to March 1, 2004, the management fee and voluntary waiver rates were at annual rates of .50% and .50% of average daily net assets, respectively.

(3) The management fee for International Core Equity Fund is based on average daily net assets at the following annual rates:

First $1 billion              .75%
Next $1 billion               .70%
Over $2 billion               .65%

(4) The management fee for Large-Cap Value Fund is based on average daily net assets at the following annual rates:

First $2 billion              .40%
Next $3 billion              .375%
Over $5 billion               .35%

Lord Abbett may stop waiving all or a portion of its management fee at any time.

Lord Abbett is currently reimbursing expenses for International Core Equity Fund to the extent necessary to maintain total operating expenses for Class A at 1.75%, for Class B and C at 2.40%, Class P at 1.85% and Class Y at 1.40% of average daily net assets. Lord Abbett may stop reimbursing such expenses at any time.

Lord Abbett is currently reimbursing expenses for Large-Cap Value Fund to the extent necessary to maintain total operating expenses for Class A at .95%, for Class B and C at 1.60%, Class P at 1.05%, and Class Y at .60% of average daily net assets. Lord Abbett may stop reimbursing such expenses at any time.

Lord Abbett provides certain administrative services to the Funds pursuant to an Administrative Services Agreement at an annual rate of .04% of each Fund's average daily net assets. Effective March 1, 2004, Alpha Fund is no longer charged the fund administration fee.

Alpha Fund has entered into a Servicing Agreement with the Underlying Funds pursuant to which each Underlying Fund will pay a portion of the expenses (excluding management fee, fund administration fees and distribution and service fees) of Alpha Fund in proportion to the average daily value of total Underlying Fund shares owned by Alpha Fund. Each Underlying Fund's expense is reflected in Subsidy on the respective Statement of Operations.

12b-1 DISTRIBUTION PLANS
Each Fund has adopted a distribution plan with respect to one or more classes of shares pursuant to Rule 12b-1 of the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:

FEES                   CLASS A          CLASS B         CLASS C       CLASS P(2)
--------------------------------------------------------------------------------
Service                    .25%             .25%            .25%             .20%
Distribution               .10%(1)          .75%            .75%             .25%

(1) In addition, until September 30, 2004, each Fund paid a one-time distribution fee of up to 1.00% on certain qualifying purchases of Class A shares. Effective October 1, 2004, Distributor will pay such one-time distribution fee. The unamortized balance of these distribution fees as of September 30, 2004 was as follows:

                                                    UNAMORTIZED
                                                        BALANCE
---------------------------------------------------------------
All Value Fund                                        $ 186,511
Alpha Fund                                                6,447
International Core Equity Fund                           24,621
International Opportunities Fund                         17,040
Large-Cap Value Fund                                      1,104

These amounts will continue to be amortized by each Fund, generally over a two-year period.

The amount of CSDC collected during the fiscal year ended October 31, 2004 was as follows:

                                                           CDSC
                                                      COLLECTED
---------------------------------------------------------------
All Value Fund                                         $ 15,146
Alpha Fund                                                  205
International Core Equity Fund                            1,387
International Opportunities Fund                            844

(2) All Value Fund, International Core Equity Fund, International Opportunities Fund and Large-Cap Value Fund only.

Class Y does not have a distribution plan.

COMMISSIONS
Distributor received the following commissions on sales of Class A shares of the Funds, after concessions were paid to authorized dealers, for the year ended October 31, 2004:

                                                    DISTRIBUTOR         DEALERS'
                                                    COMMISSIONS      CONCESSIONS
--------------------------------------------------------------------------------
All Value Fund                                      $ 3,021,766     $ 16,429,141
Alpha Fund                                               50,627          275,146
International Core Equity Fund                          164,409          882,699
International Opportunities Fund                         62,375          334,503
Large-Cap Value Fund                                     28,934          154,060

One Trustee and certain of the Trust's officers have an interest in Lord Abbett.

4.   DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARD

Dividends from net investment income, if any, are declared and paid semi-annually for All Value Fund, and annually for Alpha Fund, International Core Equity Fund, International Opportunities Fund, and Large-Cap Value Fund. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed earnings and profits for tax purposes are reported as distributions of paid-in capital.

The following distributions were declared on November 19, 2004, and paid on November 23, 2004 to shareholders of record on November 22, 2004:

                                      ORDINARY         SHORT-TERM        LONG-TERM
                                        INCOME       CAPITAL GAIN     CAPITAL GAIN
----------------------------------------------------------------------------------
All Value Fund                     $ 8,710,897          $       -     $ 19,576,951
International Opportunities Fund        39,983                  -                -
Large-Cap Value Fund                   135,952            107,290           98,180

The following distributions were declared on December 9, 2004, and paid on December 21, 2004 to shareholders of record on December 20, 2004:

                                        ORDINARY
                                          INCOME
------------------------------------------------
Alpha Fund                             $ 458,427
International Core Equity Fund            62,273

The tax character of distributions paid during the years ended October 31, 2004 and October 31, 2003 are as follows:

                                           ALL VALUE FUND               ALPHA FUND
-----------------------------------------------------------------------------------------
                                      10/31/2004   10/31/2003    10/31/2004    10/31/2003
-----------------------------------------------------------------------------------------
Distributions paid from:
   Ordinary income                   $   565,404  $         -    $        -    $        -
   Net long-term capital gains         8,512,788    7,892,871             -       976,162
-----------------------------------------------------------------------------------------
Total distributions paid             $ 9,078,192  $ 7,892,871    $        -    $  976,162
-----------------------------------------------------------------------------------------

                                              INTERNATIONAL             LARGE-CAP
                                         OPPORTUNITIES FUND             VALUE FUND
-----------------------------------------------------------------------------------------
                                      10/31/2004   10/31/2003    10/31/2004    10/31/2003
-----------------------------------------------------------------------------------------
Distributions paid from:
   Ordinary income                   $ 2,324,486  $ 1,016,534    $   21,490    $        -
-----------------------------------------------------------------------------------------
Total distributions paid             $ 2,324,486  $ 1,016,534    $   21,490    $        -
-----------------------------------------------------------------------------------------

As of October 31, 2004, the components of accumulated earnings (losses) on a tax basis are as follows:

                                                      ALL VALUE FUND            ALPHA FUND
------------------------------------------------------------------------------------------
Undistributed ordinary income - net                  $     4,083,988       $       458,427
Undistributed long-term capital gains                     19,576,951                     -
------------------------------------------------------------------------------------------
   Total undistributed earnings                      $    23,660,939       $       458,427
Capital loss carryforwards*                                        -            (9,866,764)
Temporary differences                                       (162,090)               (6,367)
Unrealized gains - net                                   209,268,984             4,240,653
------------------------------------------------------------------------------------------
   Total accumulated earnings (losses) - net         $   232,767,833       $    (5,174,051)
==========================================================================================

                                                       INTERNATIONAL         INTERNATIONAL
                                                    CORE EQUITY FUND    OPPORTUNITIES FUND
------------------------------------------------------------------------------------------
Undistributed ordinary income - net                  $        62,273       $        39,983
------------------------------------------------------------------------------------------
   Total undistributed earnings                      $        62,273       $        39,983
Capital loss carryforwards*                                 (955,918)         (113,804,106)
Temporary differences                                           (315)              (11,550)
Unrealized gains - net                                     2,968,778            31,975,090
------------------------------------------------------------------------------------------
   Total accumulated earnings (losses) - net         $     2,074,818       $   (81,800,583)
==========================================================================================

                                                          LARGE-CAP
                                                         VALUE FUND
-------------------------------------------------------------------
Undistributed ordinary income - net                  $      194,152
Undistributed long-term capital gains                        98,180
-------------------------------------------------------------------
   Total undistributed earnings                      $      292,332
Temporary differences                                          (825)
Unrealized gains - net                                      395,870
-------------------------------------------------------------------
   Total accumulated earnings - net                  $      687,377
===================================================================

*As of October 31,2004, the capital loss carryforwards, along with the related expiration dates, are as follows:

                                           2009           2010           2011           2012          TOTAL
-----------------------------------------------------------------------------------------------------------
Alpha Fund                          $         -    $         -   $  9,866,764    $         -   $  9,866,764
International Core Equity Fund                -              -              -        955,918        955,918
International Opportunities Fund     67,925,466     37,966,698      7,911,942              -    113,804,106

As of October 31, 2004, the aggregate unrealized security gains and losses based on cost for U.S. Federal income tax purposes are as follows:

                                                                              INTERNATIONAL
                                       ALL VALUE FUND         ALPHA FUND   CORE EQUITY FUND
-------------------------------------------------------------------------------------------
Tax cost                              $ 1,634,026,900    $   135,734,117    $    68,006,244
-------------------------------------------------------------------------------------------
Gross unrealized gain                     244,775,280         18,116,229          3,945,185
Gross unrealized loss                     (35,506,296)       (13,875,576)          (980,094)
-------------------------------------------------------------------------------------------
   Net unrealized security gain       $   209,268,984    $     4,240,653    $     2,965,091
===========================================================================================

                                                       INTERNATIONAL
                                                  OPPORTUNITIES FUND   LARGE-CAP VALUE FUND
-------------------------------------------------------------------------------------------
Tax cost                                             $   151,765,676        $    14,610,724
-------------------------------------------------------------------------------------------
Gross unrealized gain                                     35,441,503                902,787
Gross unrealized loss                                     (3,747,101)              (506,917)
-------------------------------------------------------------------------------------------
   Net unrealized security gain                      $    31,694,402        $       395,870
===========================================================================================

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and other temporary tax adjustments.

Permanent items identified during the year ended October 31, 2004 have been reclassified among the components of net assets based on their tax basis treatment as follows:

                                        UNDISTRIBUTED        ACCUMULATED
                                       NET INVESTMENT       NET REALIZED
                                               INCOME        GAIN (LOSS)    PAID-IN CAPITAL
-------------------------------------------------------------------------------------------
All Value Fund                        $       222,912    $      (222,912)       $         -
International Core Equity Fund                (79,586)           164,031            (84,445)
International Opportunities Fund              257,452           (257,452)                 -
Large Cap Value Fund                           35,214            (10,948)           (24,266)

The permanent differences are primarily attributable to the tax treatment of short-term capital gains, foreign currency transactions and certain expenses.

5.   PORTFOLIO SECURITIES TRANSACTIONS

As of October 31, 2004, the value of securities loaned for International Opportunities Fund was $31,837,841. These loans are collateralized by cash of $33,549,380, which is invested in a restricted money market account. In connection with the securities lending program, State Street Bank and Trust Company ("SSB") received fees of $102,360 for the year ended October 31, 2004, which are netted against securities lending income on the Statement of Operations. At their October 21, 2004 meeting, the Board of Trustees voted to discontinue, as soon as practicable, each Fund's participation in the SSB securities lending program.

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2004 were as follows:

                                                           PURCHASES              SALES
---------------------------------------------------------------------------------------
All Value Fund                                       $ 1,176,823,125    $   285,965,214
Alpha Fund                                                 3,608,897          9,000,000
International Core Equity Fund                           126,988,746         58,775,065
International Opportunities Fund                         109,493,743        109,644,608
Large-Cap Value Fund                                      14,674,380          2,854,685

There were no purchases or sales of U.S. Government securities for the year ended October 31, 2004.

6.   TRUSTEES' REMUNERATION

The Trust's officers and the one Trustee who are associated with Lord Abbett do not receive any compensation from the Trust for serving in such capacities. Outside Trustees' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity based plan available to all outside Trustees under which outside Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Trustees' fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the funds. Such amounts and earnings accrued thereon are included in Trustees' Fees on the Statements of Operations and in Trustees' Fees Payable on the Statements of Assets and Liabilities and are not deductible for U.S. Federal income tax purposes until such amounts are paid.

7.   EXPENSE REDUCTIONS

The Trust has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund's expenses.

8.   LINE OF CREDIT

All Value Fund, International Core Equity Fund, International Opportunities Fund and Large-Cap Value Fund along with certain other funds managed by Lord Abbett, have available a $200,000,000 unsecured revolving credit facility ("Facility") from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. During the fiscal year ended October 31, 2004, the fee for this Facility was at an annual rate of .09%. Effective December 10, 2004, the Facility was renewed at an annual fee rate of .08%. As of October 31, 2004, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the fiscal year ended October 31, 2004.

9.   CUSTODIAN AND ACCOUNTING AGENT

SSB is the Trust's custodian and accounting agent. SSB performs custodian functions and accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund's NAV.

10.  INVESTMENT RISKS

Each Fund is subject to the general risks and considerations associated with investing in equity securities. The value of an investment will fluctuate in response to movements in the stock market in general, and to the changing prospects of individual companies in which the Funds invest.

Large company value stocks, in which All Value Fund and Large-Cap Value Fund invest, may perform differently than the market as a whole and other types of stocks, such as small company stocks and growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of a particular value stock for a long time. In addition, if a Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

In addition, although All Value Fund invests a significant portion of its assets in large-cap company stocks, it also invests in mid-cap and small-cap company stocks which may be more volatile and less liquid than large-cap stocks.

International Core Equity Fund is subject to the risks of investing in foreign securities and in the securities of large foreign companies. Foreign securities may pose greater risks than domestic securities, including greater price fluctuations and higher transaction costs. Foreign investments also may be affected by changes in currency rates or currency controls.

International Opportunities Fund is also subject to the risks of investing in foreign securities and in the securities of small-cap companies. Foreign securities may pose greater risks than domestic securities, including greater price fluctuations and higher transaction costs. Foreign investments also may be affected by changes in currency rates or currency controls. Investing in small-cap companies generally involves greater risks than investing in the stocks of large-cap companies, including more volatility and less liquidity.

Alpha Fund's investments are concentrated in the Underlying Funds and, as a result, the Fund's performance is directly related to their performance and subject to their risks, including those associated with foreign investments and small-cap companies.

These factors can affect the Funds' performance.

11.  SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest are as follows:


ALL VALUE FUND
------------------------------------------------------------------------------------------------------
                                                          YEAR ENDED                        YEAR ENDED
                                                    OCTOBER 31, 2004                  OCTOBER 31, 2003
------------------------------------------------------------------------------------------------------
                                             SHARES           AMOUNT           SHARES           AMOUNT
------------------------------------------------------------------------------------------------------
CLASS A SHARES

Shares sold                              77,238,255   $  820,475,828       27,768,543   $  249,660,107
Reinvestment of distributions               551,426        5,492,414          479,325        3,949,635
Shares reacquired                        (9,831,040)    (105,162,568)      (5,801,553)     (49,453,926)
------------------------------------------------------------------------------------------------------
Increase                                 67,958,641   $  720,805,674       22,446,315   $  204,155,816
------------------------------------------------------------------------------------------------------

CLASS B SHARES

Shares sold                               8,518,633   $   88,599,964        5,556,058   $   48,455,739
Reinvestment of distributions                89,021          865,287          111,869          903,903
Shares reacquired                        (1,823,012)     (18,892,791)      (1,192,893)     (10,010,179)
------------------------------------------------------------------------------------------------------
Increase                                  6,784,642   $   70,572,460        4,475,034   $   39,349,463
------------------------------------------------------------------------------------------------------

CLASS C SHARES

Shares sold                              18,336,210   $  189,969,707        9,254,889   $   81,004,246
Reinvestment of distributions               150,641        1,459,709          246,867        1,991,155
Shares reacquired                        (3,196,194)     (33,142,806)      (2,717,580)     (22,518,068)
------------------------------------------------------------------------------------------------------
Increase                                 15,290,657   $  158,286,610        6,784,176   $   60,477,333
------------------------------------------------------------------------------------------------------

CLASS P SHARES

Shares sold                                 332,094   $    3,537,085          109,104   $      952,942
Reinvestment of distributions                 1,424           14,131            1,017            8,336
Shares reacquired                           (22,700)        (246,224)         (25,508)        (221,807)
------------------------------------------------------------------------------------------------------
Increase                                    310,818   $    3,304,992           84,613   $      739,471
------------------------------------------------------------------------------------------------------

                                                                                          PERIOD ENDED
                                                                                     OCTOBER 31, 2003*
------------------------------------------------------------------------------------------------------
CLASS Y SHARES

Shares sold                                 154,694   $    1,685,042            1,277   $       10,000
Reinvestment of distributions                    16              159                -                -
------------------------------------------------------------------------------------------------------
Increase                                    154,710   $    1,685,201            1,277   $       10,000
------------------------------------------------------------------------------------------------------

*For the period March 31, 2003 (commencement of offering of class shares) to October 31, 2003.

ALPHA FUND
------------------------------------------------------------------------------------------------------
                                                          YEAR ENDED                        YEAR ENDED
                                                    OCTOBER 31, 2004                  OCTOBER 31, 2003
------------------------------------------------------------------------------------------------------
                                             SHARES           AMOUNT           SHARES           AMOUNT
------------------------------------------------------------------------------------------------------
CLASS A SHARES

Shares sold                                 842,543   $   12,914,133        1,246,461   $   14,036,440
Reinvestment of distributions                     -                -           40,092          423,777
Shares reacquired                          (796,821)     (12,237,203)      (1,949,873)     (21,553,883)
------------------------------------------------------------------------------------------------------
Increase (decrease)                          45,722   $      676,930         (663,320)  $   (7,093,666)
------------------------------------------------------------------------------------------------------

CLASS B SHARES

Shares sold                                 250,831   $    3,761,163          263,430   $    2,978,159
Reinvestment of distributions                     -                -           21,207          219,918
Shares reacquired                          (568,522)      (8,525,182)        (685,817)      (7,733,583)
------------------------------------------------------------------------------------------------------
Decrease                                   (317,691)  $   (4,764,019)        (401,180)  $   (4,535,506)
------------------------------------------------------------------------------------------------------

CLASS C SHARES

Shares sold                                 237,978   $    3,579,134          256,016   $    2,927,040
Reinvestment of distributions                     -                -           14,414          149,473
Shares reacquired                          (512,272)      (7,699,401)        (572,517)      (6,454,276)
------------------------------------------------------------------------------------------------------
Decrease                                   (274,294)  $   (4,120,267)        (302,087)  $   (3,377,763)
------------------------------------------------------------------------------------------------------

                                                        PERIOD ENDED
                                                  OCTOBER 31, 2004**
--------------------------------------------------------------------
CLASS Y SHARES

Shares sold                                  24,945   $      391,543
--------------------------------------------------------------------
Increase                                     24,945   $      391,543
--------------------------------------------------------------------

** For the period October 20, 2004 (commencement of offering of share class) to October 31, 2004.

INTERNATIONAL CORE EQUITY FUND
--------------------------------------------------------------------
                                                        PERIOD ENDED
                                                   OCTOBER 31, 2004+
--------------------------------------------------------------------
                                             SHARES           AMOUNT
--------------------------------------------------------------------
CLASS A SHARES

Shares sold                               6,334,498   $   64,068,547
Shares reacquired                          (723,691)      (7,319,356)
--------------------------------------------------------------------
Increase                                  5,610,807   $   56,749,191
--------------------------------------------------------------------

CLASS B SHARES

Shares sold                                 310,399   $    3,147,471
Shares reacquired                           (27,035)        (269,461)
--------------------------------------------------------------------
Increase                                    283,364   $    2,878,010
--------------------------------------------------------------------

CLASS C SHARES

Shares sold                                 930,102   $    9,477,115
Shares reacquired                           (34,075)        (341,628)
--------------------------------------------------------------------
Increase                                    896,027   $    9,135,487
--------------------------------------------------------------------

CLASS P SHARES

Shares sold                                   1,000   $       10,000
--------------------------------------------------------------------
Increase                                      1,000   $       10,000
--------------------------------------------------------------------

CLASS Y SHARES

Shares sold                                 295,774   $    3,050,694
--------------------------------------------------------------------
Increase                                    295,774   $    3,050,694
--------------------------------------------------------------------

+ For the period December 15, 2003 (commencement of investment operations) to October 31, 2004.

INTERNATIONAL OPPORTUNITIES FUND
------------------------------------------------------------------------------------------------------
                                                          YEAR ENDED                        YEAR ENDED
                                                    OCTOBER 31, 2004                  OCTOBER 31, 2003
------------------------------------------------------------------------------------------------------
                                             SHARES           AMOUNT           SHARES           AMOUNT
------------------------------------------------------------------------------------------------------
CLASS A SHARES

Shares sold                               2,068,789   $   18,950,733        6,041,513   $   39,688,836
Reinvestment of distributions               116,074          951,166           58,932          367,146
Shares reacquired                        (1,744,796)     (15,957,567)      (6,681,759)     (44,022,341)
------------------------------------------------------------------------------------------------------
Increase (decrease)                         440,067   $    3,944,332         (581,314)  $   (3,966,359)
------------------------------------------------------------------------------------------------------

CLASS B SHARES

Shares sold                                 629,605   $    5,630,954          537,533   $    3,511,769
Reinvestment of distributions                24,183          194,187            1,854           11,365
Shares reacquired                          (500,148)      (4,480,281)        (497,425)      (3,213,964)
------------------------------------------------------------------------------------------------------
Increase                                    153,640   $    1,344,860           41,962   $      309,170
------------------------------------------------------------------------------------------------------

CLASS C SHARES

Shares sold                                 430,000   $    3,865,434          817,450   $    5,148,118
Reinvestment of distributions                19,174          153,200            7,441           45,314
Shares reacquired                          (338,548)      (3,057,232)        (842,797)      (5,298,381)
------------------------------------------------------------------------------------------------------
Increase (decrease)                         110,626   $      961,402          (17,906)  $     (104,949)
------------------------------------------------------------------------------------------------------

CLASS P SHARES

Shares sold                                    1.36   $           13                -   $            -
Reinvestment of distributions                  1.35               11             .625                4
------------------------------------------------------------------------------------------------------
Increase                                       2.71   $           24             .625   $            4
------------------------------------------------------------------------------------------------------

CLASS Y SHARES

Shares sold                                 123,690   $    1,193,629          132,176   $      800,566
Reinvestment of distributions               119,564          992,384           90,651          572,916
Shares reacquired                          (632,072)      (6,009,857)      (1,143,976)      (7,166,898)
------------------------------------------------------------------------------------------------------
Decrease                                   (388,818)  $   (3,823,844)        (921,149)  $   (5,793,416)
------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

LARGE-CAP VALUE FUND
------------------------------------------------------------------------------------------------------
                                                          YEAR ENDED                      PERIOD ENDED
                                                    OCTOBER 31, 2004                OCTOBER 31, 2003++
------------------------------------------------------------------------------------------------------
                                             SHARES           AMOUNT           SHARES           AMOUNT
------------------------------------------------------------------------------------------------------
CLASS A SHARES

Shares sold                                 908,712   $   10,502,711          226,357   $    2,290,607
Reinvestment of distributions                 1,753           18,773                -                -
Shares reacquired                          (266,208)      (3,056,762)         (14,789)        (153,156)
------------------------------------------------------------------------------------------------------
Increase                                    644,257   $    7,464,722          211,568   $    2,137,451
------------------------------------------------------------------------------------------------------

CLASS B SHARES

Shares sold                                 123,718   $    1,405,471           10,429   $      108,006
Reinvestment of distributions                    63              673                -                -
Shares reacquired                           (10,398)        (118,370)               -                -
------------------------------------------------------------------------------------------------------
Increase                                    113,383   $    1,287,774           10,429   $      108,006
------------------------------------------------------------------------------------------------------

CLASS C SHARES

Shares sold                                 134,831   $    1,533,110           13,881   $      143,607
Reinvestment of distributions                    70              751                -                -
Shares reacquired                           (21,321)        (244,155)               -                -
------------------------------------------------------------------------------------------------------
Increase                                    113,580   $    1,289,706           13,881   $      143,607
------------------------------------------------------------------------------------------------------

CLASS P SHARES

Shares sold                                       -   $            -            1,000   $       10,000
Reinvestment of distributions                     6               67                -                -
------------------------------------------------------------------------------------------------------
Increase                                          6   $           67            1,000   $       10,000
------------------------------------------------------------------------------------------------------

CLASS Y SHARES

Shares sold                                 171,369   $    1,979,292            1,000   $       10,000
Reinvestment of distributions                     8               83                -                -
------------------------------------------------------------------------------------------------------
Increase                                    171,377   $    1,979,375            1,000   $       10,000
------------------------------------------------------------------------------------------------------

++ For the period June 23, 2003 (commencement of investment operations) to October 31, 2003.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS,
LORD ABBETT SECURITIES TRUST - LORD ABBETT ALL VALUE FUND, ALPHA SERIES, LORD ABBETT INTERNATIONAL CORE EQUITY FUND, LORD ABBETT INTERNATIONAL OPPORTUNITIES FUND, AND LORD ABBETT LARGE-CAP VALUE FUND:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of Lord Abbett Securities Trust - Lord Abbett All Value Fund, Alpha Series, Lord Abbett International Core Equity Fund, Lord Abbett International Opportunities Fund, and Lord Abbett Large-Cap Value Fund (the "Funds"), as of October 31, 2004, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Securities Trust - Lord Abbett All Value Fund, Alpha Series, Lord Abbett International Core Equity Fund, Lord Abbett International Opportunities Fund, and Lord Abbett Large-Cap Value Fund as of October 31, 2004, the results of their operations, the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
December 22, 2004

UNDERLYING FUND INFORMATION (UNAUDITED)

Alpha Fund invests in other funds ("Underlying Funds") managed by Lord Abbett. As of October 31, 2004, Alpha Fund's investments were allocated among the Underlying Funds as follows:

          UNDERLYING FUND NAME                                                       % OF INVESTMENTS
          -------------------------------------------------------------------------------------------
          Lord Abbett Developing Growth Fund, Inc. - Class Y                                   27.70%
          Lord Abbett Research Fund, Inc. - Small-Cap Value Fund - Class Y                     31.53%
          Lord Abbett Securities Trust - International Opportunities Fund - Class Y            39.96%

The ten largest holdings and the holdings by sector, as of October 31, 2004, for Lord Abbett Developing Growth Fund, Inc. and Lord Abbett Research Fund, Inc. - Small-Cap Value Fund, in which Alpha Fund held a significant concentration of its investments, are as follows:

LORD ABBETT DEVELOPING GROWTH FUND, INC.

TEN LARGEST HOLDINGS                             % OF INVESTMENTS
-----------------------------------------------------------------
Kronos, Inc.                                                1.70%
Amerigroup Corp.                                            1.59%
Varian Semiconductor Equipment Associates, Inc.             1.46%
Dycom Industries, Inc.                                      1.43%
Fossil, Inc.                                                1.33%
Cal Dive Int'l., Inc.                                       1.32%
Corporate Executive Board Co.                               1.31%
Landstar System Inc.                                        1.29%
Sapient Corp.                                               1.22%
Cathay General Bancorp                                      1.18%

HOLDINGS BY SECTOR                               % OF INVESTMENTS
-----------------------------------------------------------------
Auto & Transportation                                       4.26%
Consumer Discretionary                                     23.40%
Consumer Staples                                            0.92%
Financial Services                                          9.21%
Healthcare                                                 19.27%
Integrated Oils                                             0.66%
Materials & Processing                                      7.92%
Other Energy                                                3.18%
Producer Durables                                           7.69%
Short-Term Investment                                       1.96%
Technology                                                 21.53%
-----------------------------------------------------------------
Total                                                     100.00%
-----------------------------------------------------------------

UNDERLYING FUND INFORMATION (UNAUDITED) (CONCLUDED)

LORD ABBETT RESEARCH FUND, INC. - SMALL-CAP VALUE FUND

TEN LARGEST HOLDINGS                             % OF INVESTMENTS
-----------------------------------------------------------------
Quanex Corp.                                                3.04%
Trinity Industries, Inc.                                    2.31%
Rogers Corp.                                                2.26%
School Specialty, Inc.                                      1.92%
Cytec Industries, Inc.                                      1.89%
Curtiss-Wright Corp.                                        1.83%
MICROS Systems, Inc.                                        1.74%
W Holding Co., Inc.                                         1.64%
Key Energy Services, Inc.                                   1.52%
Grey Wolf, Inc.                                             1.51%

HOLDINGS BY SECTOR                               % OF INVESTMENTS
-----------------------------------------------------------------
Auto & Transportation                                       7.95%
Consumer Discretionary                                     11.95%
Consumer Staples                                            0.87%
Financial Services                                         14.57%
Healthcare                                                  4.64%
Integrated Oils                                             0.63%
Materials & Processing                                     21.89%
Other                                                       2.31%
Other Energy                                                8.38%
Producer Durables                                          12.17%
Short-Term Investment                                       8.26%
Technology                                                  6.17%
Utilities                                                   0.21%
-----------------------------------------------------------------
Total                                                     100.00%
-----------------------------------------------------------------

The Schedule of Investments and the holdings by sector of Lord Abbett Securities Trust - International Opportunities Fund, also an Underlying Fund of Alpha Fund, have been presented earlier in this Annual Report to Shareholders.

BASIC INFORMATION ABOUT MANAGEMENT

The Board of Trustees (the "Board") is responsible for the management of the business and affairs of each Fund in accordance with the laws of the State of Delaware. The Board appoints officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Trust's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Funds' investment adviser.

INTERESTED TRUSTEE
The following Trustee is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 50 portfolios or series.

                            CURRENT POSITION
NAME, ADDRESS AND           LENGTH OF SERVICE        PRINCIPAL OCCUPATION             OTHER
DATE OF BIRTH                  WITH TRUST           DURING PAST FIVE YEARS        DIRECTORSHIPS
---------------------------------------------------------------------------------------------------
ROBERT S. DOW              Trustee since           Managing Partner and        N/A
Lord, Abbett & Co. LLC     1993; Chairman          Chief Investment Officer
90 Hudson Street           since 1996              of Lord Abbett since
Jersey City, NJ                                    1996.
Date of Birth:
3/8/1945

                               ------------------

INDEPENDENT TRUSTEES
The following independent or outside Trustees are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 50 portfolios or series.

                            CURRENT POSITION
NAME, ADDRESS AND           LENGTH OF SERVICE        PRINCIPAL OCCUPATION             OTHER
DATE OF BIRTH                  WITH TRUST           DURING PAST FIVE YEARS        DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
E. THAYER BIGELOW          Trustee since 1994      Managing General Partner,   Currently serves as
Emmerling                                          Bigelow Media, LLC (from    director of Adelphia
Communications                                     2000); Senior Adviser,      Communications, Inc.,
41 Madison Ave.,                                   Time Warner Inc. (1998 -    Crane Co., and Huttig
Suite 3810                                         2000); Acting Chief         Building Products Inc.
New York, NY                                       Executive Officer of
Date of Birth: 10/22/1941                          Courtroom Television
                                                   Network (1997 - 1998);
                                                   President and Chief
                                                   Executive Officer of Time
                                                   Warner Cable Programming,
                                                   Inc. (1991 - 1997).

WILLIAM H.T. BUSH          Trustee since 1998      Co-founder and Chairman of  Currently serves as
Bush-O'Donnell & Co., Inc.                         the Board of the financial  director of Wellpoint
101 South Hanley Road                              advisory firm of            Health Networks Inc.
Suite 1250                                         Bush-O'Donnell & Company    (since 2002), and
St. Louis, MO                                      (since 1986).               Engineered Support
Date of Birth: 7/14/1938                                                       Systems, Inc. (since
                                                                               2000).

                            CURRENT POSITION
NAME, ADDRESS AND           LENGTH OF SERVICE        PRINCIPAL OCCUPATION               OTHER
DATE OF BIRTH                  WITH TRUST           DURING PAST FIVE YEARS          DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------
ROBERT B. CALHOUN, JR.     Trustee since 1998      Managing Director of         Currently serves as
Monitor Clipper Partners                           Monitor Clipper Partners     director of Avondale,
Two Canal Park                                     (since 1997) and President   Inc. and Interstate
Cambridge, MA                                      of Clipper Asset Management  Bakeries Corp.
Date of Birth: 10/25/1942                          Corp. (since 1991), both
                                                   private equity investment
                                                   funds.

JULIE A. HILL              Trustee since 2004      Owner and CEO of the         Currently serves as
1280 Bison                                         Hillsdale Companies, a       director of Wellpoint
Newport Coast, CA                                  business consulting firm     Health Networks Inc.;
Date of Birth: 7/16/1946                           (1998 - present); Founder,   Resources Connection
                                                   President and Owner of the   Inc. & Holcim (U.S.)
                                                   Hiram-Hill and Hillsdale     Inc.
                                                   Development Companies
                                                   (1998 - 2000).

FRANKLIN W. HOBBS          Trustee since 2001      Former Chief Executive       Currently serves as
One Equity Partners                                Officer of Houlihan Lokey    director of Adolph
320 Park Ave.                                      Howard & Zukin, an           Coors Company.
New York, NY                                       investment bank (January
Date of Birth: 7/30/1947                           2002 - April 2003);
                                                   Chairman of Warburg Dillon
                                                   Read (1999 - 2001); Global
                                                   Head of Corporate Finance
                                                   of SBC Warburg Dillon Read
                                                   (1997 - 1999); Chief
                                                   Executive Officer of
                                                   Dillon, Read & Co. (1994 -
                                                   1997).

C. ALAN MACDONALD          Trustee since 1993      Retired - General Business   Currently serves as
P.O. Box 4393                                      and Governance Consulting    director of H.J. Baker
Greenwich, CT                                      (since 1992); formerly       (since 2003).
Date of Birth: 5/19/1933                           President and CEO of
                                                   Nestle Foods.

THOMAS J. NEFF             Trustee since 1993      Chairman of Spencer Stuart   Currently serves as
Spencer Stuart                                     (U.S.), an executive         director of Ace, Ltd.
277 Park Avenue                                    search consulting firm       (since 1997) and Hewitt
New York, NY                                       (since 1996); President of   Associates, Inc.
Date of Birth: 10/2/1937                           Spencer Stuart
                                                   (1979 - 1996).

OFFICERS
None of the officers listed below have received compensation from the Trust. All the officers of the Trust may also be officers of the other Lord
Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

NAME AND                 CURRENT POSITION          LENGTH OF SERVICE           PRINCIPAL OCCUPATION
(DATE OF BIRTH)             WITH TRUST            OF CURRENT POSITION         DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------
ROBERT S. DOW           Chief Executive           Elected in 1993             Managing Partner and
(3/8/1945)              Officer and President                                 Chief Investment
                                                                              Officer of Lord Abbett
                                                                              (since 1996).

SHOLOM DINSKY           Executive Vice            Elected in 2003             Partner and Large Cap
(3/24/1944)             President                                             Value Investment
                                                                              Manager, joined Lord
                                                                              Abbett in 2000,
                                                                              formerly Managing
                                                                              Director of Prudential
                                                                              Asset Management, prior
                                                                              thereto Director of
                                                                              Equity Research and
                                                                              Senior Vice President
                                                                              at Mitchell Hutchins
                                                                              Asset

LESLEY-JANE DIXON       Executive Vice            Elected in 1999             Partner and Investment
(1/1/1964)              President                                             Manager, joined Lord
                                                                              Abbett in 1995.

ROBERT P. FETCH         Executive Vice            Elected in 1999             Partner and Small-Cap
(2/18/1953)             President                                             Value Senior Investment
                                                                              Manager, joined Lord
                                                                              Abbett in 1995.

KENNETH G. FULLER       Executive Vice            Elected in 2003             Investment Manager -
(4/22/1945)             President                                             Large Cap Value, joined
                                                                              Lord Abbett in 2002,
                                                                              formerly Portfolio
                                                                              Manager and Senior Vice
                                                                              President at Pioneer
                                                                              Investment Management,
                                                                              Inc. (1999 - 2002),
                                                                              prior thereto
                                                                              Principal, Manley,
                                                                              Fuller Asset
                                                                              Management.

HOWARD E. HANSEN        Executive Vice            Elected in 2003             Partner and Investment
(10/13/1961)            President                                             Manager, joined Lord
                                                                              Abbett in 1995.

GERARD S. E.            Executive Vice            Elected in 1999             Partner and Research
HEFFERNAN, JR.          President                                             Analyst, joined Lord
(9/7/1963)                                                                    Abbett in 1998.

INGRID C. HOLM          Executive Vice            Elected in 2001             Investment Manager -
(3/21/1959)             President                                             Global Equity, joined
                                                                              Lord Abbett in 2001,
                                                                              formerly International
                                                                              Portfolio Manager at
                                                                              Batterymarch Financial
                                                                              Management, Inc.
                                                                              (2000 - 2001), formerly
                                                                              held various positions
                                                                              at the Prudential
                                                                              Insurance Company of
                                                                              America.

NAME AND                 CURRENT POSITION          LENGTH OF SERVICE           PRINCIPAL OCCUPATION
(DATE OF BIRTH)             WITH TRUST            OF CURRENT POSITION         DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------
VINCENT J. MCBRIDE      Executive Vice            Elected in 2003             Senior Investment
(5/8/1964)              President                                             Manager, International
                                                                              Core Equity, joined
                                                                              Lord Abbett in 2003,
                                                                              formerly Managing
                                                                              Director and Portfolio
                                                                              Manager at Warburg
                                                                              Pincus Asset Management
                                                                              and Credit-Suisse Asset
                                                                              Management.

ROBERT G. MORRIS        Executive Vice            Elected in 1998             Partner and Director of
(11/6/1944)             President                                             Equity Investments,
                                                                              joined Lord Abbett in
                                                                              1991.

ELI M. SALZMANN         Executive Vice            Elected in 2003             Partner and Director of
(3/24/1964)             President                                             Institutional Equity
                                                                              Investments, joined
                                                                              Lord Abbett in 1997.

HAROLD E. SHARON        Executive Vice            Elected in 2003             Investment Manager and
(9/23/1960)             President                                             Director, International
                                                                              Core Equity, joined
                                                                              Lord Abbett in 2003,
                                                                              formerly Financial
                                                                              Industry Consultant for
                                                                              Venture Capitalist
                                                                              (2001 - 2003), prior
                                                                              thereto Managing
                                                                              Director of Warburg
                                                                              Pincus Asset Management
                                                                              and Credit-Suisse Asset
                                                                              Management.

TRACIE E. AHERN         Vice President            Elected in 1999             Partner and Director of
(1/12/1968)                                                                   Portfolio Accounting
                                                                              and Operations, joined
                                                                              Lord Abbett in 1999.

YAREK ARANOWICZ         Vice President            Elected in 2004             Investment Manager,
(5/8/1963)                                                                    joined Lord Abbett in
                                                                              2003, prior thereto
                                                                              Vice President, Head of
                                                                              Global Emerging Markets
                                                                              Funds of Warburg Pincus
                                                                              Asset Management and
                                                                              Credit-Suisse Asset
                                                                              Management.

DAVID G. BUILDER        Vice President            Elected in 2001             Equity Analyst, joined
(1/4/1954)                                                                    Lord Abbett in 1998.

DANIEL E. CARPER        Vice President            Elected in 1993             Partner, joined Lord
(1/22/1952)                                                                   Abbett in 1979.

NAME AND                  CURRENT POSITION          LENGTH OF SERVICE           PRINCIPAL OCCUPATION
(DATE OF BIRTH)              WITH TRUST            OF CURRENT POSITION         DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------
JOHN J. DICHIARO         Vice President            Elected in 2000             Partner and Senior
(7/30/1957)                                                                    Strategy
                                                                               Coordinator-Small-Cap
                                                                               Growth, joined Lord
                                                                               Abbett in 2000, prior
                                                                               thereto Vice
                                                                               President- Securities
                                                                               Group of Wafra Investment
                                                                               Advisory Group.

DANIEL H. FRASCARELLI    Vice President            Elected in 2001             Partner and Investment
(3/11/1954)                                                                    Manager, joined Lord
                                                                               Abbett in 1990.

TODD D. JACOBSON         Vice President            Elected in 2003             Investment Manager,
(10/28/1966 )                                                                  International Core
                                                                               Equity, joined Lord
                                                                               Abbett in 2003,
                                                                               formerly Director and
                                                                               Portfolio Manager at
                                                                               Warburg Pincus Asset
                                                                               Management and
                                                                               Credit-Suisse Asset
                                                                               Management (2002 -
                                                                               2003); prior thereto
                                                                               Associate Portfolio
                                                                               Manager of
                                                                               Credit-Suisse Asset
                                                                               Management.

F. THOMAS O'HALLORAN     Vice President            Elected in 2003             Partner and Investment
(2/19/1955)                                                                    Manager, joined Lord
                                                                               Abbett in 2001,
                                                                               formerly Executive
                                                                               Director/Senior
                                                                               Research Analyst at
                                                                               Dillon Read/UBS
                                                                               Warburg.

A. EDWARD OBERHAUS, III  Vice President            Elected in 1993             Partner and Manager of
(12/21/1959)                                                                   Equity Trading, joined
                                                                               Lord Abbett in 1983.

TODOR PETROV             Vice President            Elected in 2003             Investment Manager,
(5/18/1974)                                                                    joined Lord Abbett in
                                                                               2003, formerly
                                                                               Associate Portfolio
                                                                               Manager of
                                                                               Credit-Suisse Asset
                                                                               Management (1999 -
                                                                               2003); prior thereto
                                                                               Summer Associate of
                                                                               Warburg Pincus Funds.

JAMES BERNAICHE          Chief Compliance          Elected in 2004             Chief Compliance
(7/28/1956)              Officer                                               Officer, joined Lord
                                                                               Abbett in 2001;
                                                                               formerly Chief
                                                                               Compliance Officer
                                                                               with Credit-Suisse
                                                                               Asset Management (from
                                                                               1998).

JOAN A. BINSTOCK         Chief Financial           Elected in 1999             Partner and Chief
(3/4/1954)               Officer and Vice                                      Operations Officer,
                         President                                             joined Lord Abbett in
                                                                               1999.

BASIC INFORMATION ABOUT MANAGEMENT (CONCLUDED)

NAME AND                  CURRENT POSITION          LENGTH OF SERVICE           PRINCIPAL OCCUPATION
(DATE OF BIRTH)              WITH TRUST            OF CURRENT POSITION         DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------
PAUL A. HILSTAD          Vice President and        Elected in 1996             Partner and General
(12/13/1942)             Secretary                                             Counsel, joined Lord
                                                                               Abbett in 1995.

LAWRENCE H. KAPLAN       Vice President and        Elected in 1997             Partner and Deputy
(1/16/1957)              Assistant Secretary                                   General Counsel, joined
                                                                               Lord Abbett in 1997.

CHRISTINA T. SIMMONS     Vice President and        Elected in 2000             Assistant General
(11/12/1957)             Assistant Secretary                                   Counsel, joined Lord
                                                                               Abbett in 1999,
                                                                               formerly Assistant
                                                                               General Counsel of
                                                                               Prudential Investments
                                                                               (1998 - 1999), prior
                                                                               thereto Counsel of
                                                                               Drinker, Biddle & Reath
                                                                               LLP, a law firm.

BERNARD J. GRZELAK       Treasurer                 Elected in 2003             Director of Fund
(6/12/1971)                                                                    Administration, joined
                                                                               Lord Abbett in 2003,
                                                                               formerly Vice
                                                                               President, Lazard Asset
                                                                               Management LLC (2000 -
                                                                               2003), prior thereto
                                                                               Manager of Deloitte &
                                                                               Touche LLP.

Please call 888-522-2388 for a copy of the Statement of Additional Information
(SAI), which contains further information about the Trust's Trustees. It is available free upon request.

HOUSEHOLDING

The Trust has adopted a policy that allows it to send only one copy of the Funds' Prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same "household." This reduces Trust expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

PROXY VOTING POLICIES, PROCEDURES AND RECORD

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Funds' portfolio securities, and information on how Lord Abbett voted each Fund's proxies during the 12-month period ended June 30, 2004 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.LordAbbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q for fiscal quarters ending on or after July 9, 2004. Once filed, the Funds' Forms N-Q will be available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 800-821-5129. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

   TAX INFORMATION

   100%, 78.46% and 65.12% of the ordinary income distribution paid by the All Value Fund, International Opportunities Fund and Large-Cap Value Fund, respectively, during fiscal 2004 is qualifying dividend income. For corporate shareholders, 100%, 0% and 64.84% of the All Value Fund, International Opportunities Fund and Large-Cap Value Fund's ordinary income distribution qualified for the dividends received deduction.

   Additionally, of the distributions paid to shareholders during the fiscal year ended October 31, 2004 for All Value Fund, $8,512,788 represents long-term capital gains.

                     This page is intentionally left blank.

[LORD ABBETT(R) LOGO]


      This report when not used for the general              Lord Abbett Securities Trust
   information of shareholders of the Fund, is to                   Lord Abbett All Value Fund
   be distributed only if preceded or accompanied                   Lord Abbett Alpha Fund
            by a current Fund Prospectus.                           Lord Abbett International Core Equity Fund
                                                                    Lord Abbett International Opportunities Fund
  Lord Abbett Mutual Fund shares are distributed by                 Lord Abbett Large-Cap Value Fund                   LST-2-1004
             LORD ABBETT DISTRIBUTOR LLC                                                                                  (12/04)

[LORD ABBETT LOGO]

2004
ANNUAL REPORT

LORD ABBETT
MICRO-CAP GROWTH FUND
MICRO-CAP VALUE FUND


FOR THE FISCAL YEAR ENDED OCTOBER 31, 2004

LORD ABBETT MICRO-CAP GROWTH FUND AND
MICRO-CAP VALUE FUND
ANNUAL REPORT
FOR THE FISCAL YEAR ENDED OCTOBER 31, 2004

DEAR SHAREHOLDERS: We are pleased to provide you with this overview of Lord Abbett Micro-Cap Growth Fund and Lord Abbett Micro-Cap Value Fund's (the Funds) strategies and performance for the fiscal year ended October 31, 2004. On this and the following pages, we discuss the major factors that influenced performance.

    Thank you for investing in Lord Abbett Mutual Funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

BEST REGARDS,

/s/ Robert S. Dow
ROBERT S. DOW
CHAIRMAN

Q: WHAT WERE THE OVERALL MARKET CONDITIONS OF THE REPORTING PERIOD?
A: Overall, the U.S. economy showed signs of continued improvement during the twelve-month period from October 31, 2003 through October 31, 2004. The employment rate continued to trend higher as the fiscal year began. By January 2004, the unemployment rate had declined to 5.6%, but the data also showed lower-than-expected job creation in December 2003 and January 2004. Gross domestic product (GDP) grew at a 4.1% annual pace in the fourth quarter of 2003 and, although this was slightly below expectations, the data continued to support expectations for an improving economy. In the face of a strengthening equity market, concern about the extent of any interest rate rise by the Federal Reserve Board (the Fed) intensified.

    The positive trend continued in the first half of calendar 2004, largely due to strong consumer and capital spending. Corporate profits rose, triggered by a rise in industrial production. As the year began, inflation and short-term rates remained stable. However, somewhat disappointing employment reports and higher energy prices weighed on consumer sentiment. In March and April, the U.S. housing market remained strong, and there were improvements in durable goods spending. But, retail sales dropped 0.5% in April after a 2% gain in March.

    Beginning in April and continuing through July, unemployment stabilized. The Producer Price Index (PPI) rose 0.1% in July, seasonally adjusted, after a decrease of 0.3% in June and a 0.8% rise in May. (The PPI measures wholesale prices of goods, i.e. before they are sold through retailers. It is sometimes used to predict movements in the Consumer Price Index, which is a measure of retail prices and is commonly used as a measure of inflation.) Equity prices, as measured by the S&P 500(R) Index(1) , were roughly flat in April, May and June. On June 30, the Fed raised the fed funds rate from 1% to 1.25%, and stocks responded positively to the widely-expected Fed action. (The fed funds rate is the rate at which banks lend to each other overnight.) However, equity prices declined slightly in July, as investors continued to respond to uncertainties surrounding future interest rate hikes, the continued war in Iraq, the upcoming presidential election and record-high energy prices.

    After slowing during a summer "soft patch," the economy regained some traction in the third quarter of 2004. Despite indicators of renewed economic strength, however, stocks finished the third quarter down slightly. One of the key drivers of stocks during most of the summer seemed to be the direction of oil prices, with stocks falling as oil prices rose. This negative correlation lasted until mid-August when crude oil broke through the $45 per barrel price level. From mid-August through mid-September, stocks benefited from declining gasoline prices at the pump, a favorable turn of events for consumers. Equities gathered momentum until a string of hurricanes on the Gulf Coast forced production disruptions at one of the nation's largest oil-refining facilities, causing oil prices to rise again as the quarter ended.

    The combination of declining gasoline prices during much of the third quarter and the addition of 300,000-400,000 jobs, while lower than expected, contributed to a pick up in consumer spending in the third-quarter. Third quarter unemployment declined to 5.4%. On August 10, the Fed again raised the fed funds rate from 1.25% to 1.50%. This was followed by another increase to 1.75% on September 21.

    In October 2004, employment increased by 337,000 jobs and unemployment remained virtually unchanged. The Consumer Price Index increased 0.5% in October. In addition, the S&P 500(R) gained 1.4% in October as the technology sector outperformed all other industries and crude oil prices fell sharply from record highs.

LORD ABBETT MICRO-CAP GROWTH FUND

Q: HOW DID THE FUND PERFORM OVER THE FISCAL YEAR ENDED OCTOBER 31, 2004?
A: For the fiscal year ended October 31, 2004, the Fund returned 9.3%, reflecting performance at the Net Asset Value (NAV) of Class A shares with all distributions reinvested, compared with its benchmark, the Russell 2000(R) Growth Index,(2) which returned 5.5% over the same period. Standardized Average Annual Total Returns, which reflect performance at the maximum 5.75% sales charge applicable to Class A share investments and include the reinvestment of all distributions are 1 Year: 3.04% and Since Inception (May 1, 2000): -4.22%. Class A shares purchased subject to a front-end sales charge have no contingent deferred sales charge (CDSC). However, certain purchases of Class A shares made without a front-end sales charge may be subject to a CDSC of 1% if the shares are redeemed within 12 months of the purchase.

    PERFORMANCE DATA QUOTED REFLECT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, ON ANY GIVEN DAY OR WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END BY CALLING LORD ABBETT AT 800-821-5129 OR REFERRING TO OUR WEBSITE AT www.LordAbbett.com.

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?
A: Stock selection within the technology sector was the largest contributor to the Fund's outperformance of its benchmark for the year. The portfolio benefited from its focus on software and internet security, as protection from computer viruses became an increasing concern among businesses and consumers. Portfolio performance was also helped by its holding of a measurement specialist company that offers systems support for industrial weighing and measuring requirements. The company performed well due to an acceleration in the sensor business, as well as improved cost efficiencies realized from its recent move to off-shore manufacturing. The financial services sector also outperformed relative to its benchmark.

    Stock selection within the consumer discretionary sector hindered performance. This sector includes consumer durables, such as televisions, refrigerators and other appliances, as well as apparel, media, hotel and leisure. Three underperforming holdings within this sector had an internet component to them. These included an Internet media company, an online jewelry dealer and an online European travel agency that was hurt by decreased leisure travel due to the continued war in Iraq. Also, stock selection within the materials and processing sector detracted from performance, as a fundamentally strong company that manufactures batteries underperformed based on a delay in the awarding of a government contract. Ultimately, the contract was awarded to the firm.

    THE FUND'S PORTFOLIO IS ACTIVELY MANAGED AND, THEREFORE, ITS HOLDINGS AND WEIGHTINGS OF A PARTICULAR ISSUER OR PARTICULAR SECTOR AS A PERCENTAGE OF PORTFOLIO ASSETS ARE SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

LORD ABBETT MICRO-CAP VALUE FUND

Q: HOW DID THE FUND PERFORM OVER THE FISCAL YEAR ENDED OCTOBER 31, 2004?
A: For the fiscal year ended October 31, 2004, the Fund returned 20.1%, reflecting performance at the Net Asset Value (NAV) of Class A shares with all distributions reinvested, compared with its benchmark, the Russell 2000(R) Value Index,(3) which returned 18.0% over the same period. Standardized Average Annual Total Returns, which reflect performance at the maximum 5.75% sales charge applicable to Class A share investments and include the reinvestment of all distributions are 1 Year: 13.16% and Since Inception (May 1, 2000): 21.52%. Class A shares purchased subject to a front-end sales charge have no contingent deferred sales charge (CDSC). However, certain purchases of Class A shares made without a front-end sales charge may be subject to a CDSC of 1% if the shares are redeemed within 12 months of the purchase.

    PERFORMANCE DATA QUOTED REFLECT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, ON ANY GIVEN DAY OR WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END BY CALLING LORD ABBETT AT 800-821-5129 OR REFERRING TO OUR WEBSITE AT www.LordAbbett.com.

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?
A: Stock selection was the main reason for the Fund's outperformance relative to its benchmark for the year. Within the consumer discretionary sector, stock selection made the most significant positive contribution. This sector includes stocks within the consumer durables, such as televisions, refrigerators and dishwashers, as well as apparel, media, hotel and leisure. The portfolio's holdings in a shoe company benefited performance when the firm was acquired by another company. Also contributing to performance were portfolio holdings in a fundamentally strong company that runs trips abroad for students, a golf clothing company with new management and a shoe company making a comeback. Performance was also boosted by stock selection within the technology sector. A company whose primary business includes the production of magnets and associated equipment for MRI machines performed well, as it won market share and grew through the acquisition of another company. The portfolio also benefited from its holdings in two software companies, one that provides software for restaurants and the leisure industry and another that makes software for the plastics industry.

    The selection of stocks within the producer durables sector worked against performance as two companies involved in the production of switch gear equipment for the utilities segment underperformed due to an unanticipated delay in the determination of a domestic energy upgrade program by the Federal Energy Regulatory Commission. In addition, two holdings in the auto and transportation sector had a negative impact. An airline company was hurt as the rising cost of crude oil added to operating costs and an auto replacement parts firm's stock price was influenced by regulatory concerns.

    THE FUND'S PORTFOLIO IS ACTIVELY MANAGED AND, THEREFORE, ITS HOLDINGS AND WEIGHTINGS OF A PARTICULAR ISSUER OR PARTICULAR SECTOR AS A PERCENTAGE OF PORTFOLIO ASSETS ARE SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

THE PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUNDS, INCLUDING THE FUNDS' INVESTMENT OBJECTIVES, RISKS, CHARGES AND ONGOING EXPENSES, THAT YOU SHOULD CAREFULLY CONSIDER BEFORE INVESTING. TO OBTAIN A PROSPECTUS ON THESE FUNDS OR ANY LORD ABBETT MUTUAL FUND, PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR LORD ABBETT DISTRIBUTOR LLC AT 800-874-3733 OR VISIT www.LordAbbett.com. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.


(1) The S&P 500(R) Index is widely regarded as the standard for measuring large-cap U.S. stock market performance, this popular index includes a representative sample of leading companies in leading industries. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.
(2) The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.
(3) The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

IMPORTANT PERFORMANCE AND OTHER INFORMATION
The views of each Fund's management and the portfolio holdings described in this report are as of October 31, 2004; these views and portfolio holdings may have changed subsequent to this date and they do not guarantee the future performance of the markets or the Funds. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A NOTE ABOUT RISK: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Funds, please see the Funds' Prospectus.

PERFORMANCE: BECAUSE OF ONGOING MARKET VOLATILITY, THE FUNDS' PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION. Except where noted, comparative funds' performance does not account for the deduction of sales charges and would be different if sales charges were included. The Funds offer additional classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Prospectus.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANKS, AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

MICRO-CAP GROWTH FUND

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class Y shares with the same investment in the Center for Research Security Prices Index ("CRSP 9-10 Index") and the Russell 2000(R) Growth Index, assuming reinvestment of all dividends and distributions. The performance of the other class will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

              THE FUND (CLASS Y SHARES)                                   RUSSELL 2000(R)
                     AT NET ASSET VALUE        CRSP 9-10 INDEX(1)         GROWTH INDEX(1)
 Jul 9, 99                 $     10,000              $     10,000            $     10,000
   9/30/99                 $      9,372              $      9,588            $      9,812
  12/31/99                 $     11,998              $     11,444            $     13,088
 3/31/2000                 $     15,186              $     13,395            $     14,303
 6/30/2000                 $     12,014              $     12,196            $     13,249
 9/30/2000                 $     11,449              $     12,425            $     12,723
12/31/2000                 $      9,250              $     10,005            $     10,153
 3/31/2001                 $      9,475              $     10,586            $      8,610
 6/30/2001                 $     10,624              $     12,654            $     10,157
 9/30/2001                 $      8,395              $     10,427            $      7,305
12/31/2001                 $     10,857              $     13,432            $      9,216
 3/31/2002                 $     10,857              $     14,053            $      9,036
 6/30/2002                 $      9,478              $     13,194            $      7,617
 9/30/2002                 $      7,419              $     10,298            $      5,978
12/31/2002                 $      7,527              $     11,536            $      6,427
 3/31/2003                 $      7,271              $     11,313            $      6,177
 6/30/2003                 $      9,252              $     15,154            $      7,669
 9/30/2003                 $     10,345              $     17,553            $      8,472
12/31/2003                 $     11,271              $     20,530            $      9,547
 3/31/2004                 $     12,670              $     22,007            $     10,079
 6/30/2004                 $     12,886              $     21,701            $     10,088
 9/30/2004                 $     11,468              $     20,587            $      9,482
10/31/2004                 $     11,822              $     20,955            $      9,712

                AVERAGE ANNUAL TOTAL RETURN AT MAXIMUM APPLICABLE
               SALES CHARGE FOR THE PERIODS ENDED OCTOBER 31, 2004

                                 1 YEAR      5 YEARS     LIFE OF CLASS
        CLASS A(2)                3.04%           --             (4.22)%
        CLASS Y(3)                9.49%         5.20%             3.21%

(1) Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund's performance. Performance for each index begins on July 31, 1999.
(2) Class A shares commenced operations on May 1, 2000. Total Return, which is the percent change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2004 is calculated using the SEC-required uniform method to compute such return.
(3) Class Y shares commenced operations on July 9, 1999. Total Return, with all dividends and distributions reinvested for the periods shown ended October 31, 2004, is at net asset value.

MICRO-CAP VALUE FUND

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class Y shares with the same investment in the Center for Research Security Prices Index ("CRSP 9-10 Index") and the Russell 2000(R) Value Index, assuming reinvestment of all dividends and distributions. The performance of the other class will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

              THE FUND (CLASS Y SHARES)                                   RUSSELL 2000(R)
                     AT NET ASSET VALUE        CRSP 9-10 INDEX(1)         GROWTH INDEX(1)
 Jul 9, 99                 $     10,000              $     10,000            $     10,000
   9/30/99                 $      9,309              $      9,588            $      9,442
  12/31/99                 $     10,387              $     11,444            $      9,586
 3/31/2000                 $     11,010              $     13,395            $      9,953
 6/30/2000                 $     12,787              $     12,196            $     10,147
 9/30/2000                 $     13,872              $     12,425            $     10,892
12/31/2000                 $     14,124              $     10,005            $     11,775
 3/31/2001                 $     14,633              $     10,586            $     11,889
 6/30/2001                 $     17,764              $     12,654            $     13,273
 9/30/2001                 $     15,364              $     10,427            $     11,502
12/31/2001                 $     18,063              $     13,432            $     13,425
 3/31/2002                 $     20,639              $     14,053            $     14,712
 6/30/2002                 $     20,864              $     13,194            $     14,400
 9/30/2002                 $     17,123              $     10,298            $     11,334
12/31/2002                 $     17,452              $     11,536            $     11,892
 3/31/2003                 $     16,063              $     11,313            $     11,288
 6/30/2003                 $     20,286              $     15,154            $     13,852
 9/30/2003                 $     22,223              $     17,553            $     14,922
12/31/2003                 $     25,590              $     20,530            $     17,364
 3/31/2004                 $     27,742              $     22,007            $     18,566
 6/30/2004                 $     28,746              $     21,701            $     18,724
 9/30/2004                 $     28,275              $     20,587            $     18,752
10/31/2004                 $     29,024              $     20,955            $     19,042

                AVERAGE ANNUAL TOTAL RETURN AT MAXIMUM APPLICABLE
               SALES CHARGE FOR THE PERIODS ENDED OCTOBER 31, 2004

                                 1 YEAR      5 YEARS     LIFE OF CLASS
        CLASS A(2)                13.16%         --              21.52%
        CLASS Y(3)                20.36%       26.21%            22.21%

(1) Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund's performance. Performance for each index begins on July 31, 1999.
(2) Class A shares commenced operations on May 1, 2000. Total Return, which is the percent change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2004 is calculated using the SEC-required uniform method to compute such return.
(3) Class Y shares commenced operations on July 9, 1999. Total Return, with all dividends and distributions reinvested for the periods shown ended October 31, 2004, is at net asset value.

EXPENSE EXAMPLES

    As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. The Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

    The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 through October 31, 2004).

ACTUAL EXPENSES

    For each class of the Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period 5/1/04 - 10/31/04" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

    For each class of the Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

MICRO-CAP GROWTH FUND

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                              BEGINNING       ENDING      EXPENSES
                                               ACCOUNT        ACCOUNT    PAID DURING
                                                VALUE          VALUE     THE PERIOD+
                                                -----          -----     -----------
                                                                           5/1/04 -
                                                5/1/04        10/31/04     10/31/04
                                                ------        --------     --------
CLASS A
Actual                                       $  1,000.00    $    955.00    $   10.32
Hypothetical (5% Return Before Expenses)     $  1,000.00    $  1,014.58    $   10.63
CLASS Y
Actual                                       $  1,000.00    $    955.40    $    9.09
Hypothetical (5% Return Before Expenses)     $  1,000.00    $  1,015.84    $    9.38

+ For each class of the Fund, expenses are equal to the annualized expense ratio for such class (2.10% for Class A, and 1.85% for Class Y) multiplied by the average account value over the period, multiplied by 182/366 (to reflect one-half year period).

PORTFOLIO HOLDINGS PRESENTED BY SECTOR
OCTOBER 31, 2004

SECTOR                        %*
Consumer Discretionary      26.29%
Financial Services           7.04%
Healthcare                  31.40%
Integrated Oils              1.84%
Materials & Processing       4.51%
Producer Durables            5.77%
Short-Term Investment        6.87%
Technology                  16.28%
Total                      100.00%

* Represents percent of total investments.

MICRO-CAP VALUE FUND

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                              BEGINNING       ENDING      EXPENSES
                                               ACCOUNT        ACCOUNT    PAID DURING
                                                VALUE          VALUE     THE PERIOD+
                                                -----          -----     -----------
                                                                           5/1/04 -
                                                5/1/04        10/31/04     10/31/04
                                                ------        --------     --------
CLASS A
Actual                                       $  1,000.00    $  1,065.60    $   10.90
Hypothetical (5% Return Before Expenses)     $  1,000.00    $  1,014.58    $   10.63
CLASS Y
Actual                                       $  1,000.00    $  1,066.70    $    9.61
Hypothetical (5% Return Before Expenses)     $  1,000.00    $  1,015.84    $    9.38

+ For each class of the Fund, expenses are equal to the annualized expense ratio for such class (2.10% for Class A, and 1.85% for Class Y) multiplied by the average account value over the period, multiplied by 182/366 (to reflect one-half year period).

PORTFOLIO HOLDINGS PRESENTED BY SECTOR
OCTOBER 31, 2004

SECTOR                        %*
Auto & Transportation       11.86%
Consumer Discretionary      26.32%
Consumer Staples             1.80%
Financial Services          17.39%
Healthcare                   5.76%
Integrated Oils              1.46%
Materials & Processing       9.71%
Other Energy                 1.49%
Producer Durables           11.26%
Short-Term Investment        4.33%
Technology                   6.59%
Utilities                    2.03%
Total                      100.00%

* Represents percent of total investments.

SCHEDULE OF INVESTMENTS
MICRO-CAP GROWTH FUND OCTOBER 31, 2004

                                                                       VALUE
INVESTMENTS                                         SHARES             (000)
-------------------------------------------------------------------------------
COMMON STOCKS 93.65%

BANKS 2.28%
Online Resources Corp.*                               18,000        $       131
                                                                    -----------

BANKS: OUTSIDE NEW YORK CITY 2.16%
Heritage Commerce Corp.*                               7,100                124
                                                                    -----------

BIOTECHNOLOGY RESEARCH &
PRODUCTION 7.78%
Matrixx Initiatives, Inc.*                            10,600                133
Regeneration
Technologies, Inc.*                                    8,700                 67
Vion Pharmaceuticals, Inc.*                           52,900                247
                                                                    -----------
TOTAL                                                                       447
                                                                    -----------

CASINOS & GAMBLING 6.39%
Mikohn Gaming Corp.*                                  34,900                248
Youbet.com, Inc.*                                     37,000                119
                                                                    -----------
TOTAL                                                                       367
                                                                    -----------

CHEMICALS 4.53%
Medis Technologies Ltd.*                               9,500                122
Ultralife Batteries, Inc.*                            12,500                138
                                                                    -----------
TOTAL                                                                       260
                                                                    -----------

COMPUTER SERVICES SOFTWARE &
SYSTEMS 12.19%
Aladdin Knowledge
Systems Ltd.*(a)                                       7,400                186
Digitas, Inc.*                                        19,600                177
eCollege.com, Inc.*                                    9,300                 85
Electronic Clearing
House, Inc.*                                          21,400                171
KANA Software, Inc.*                                  46,400                 81
                                                                    -----------
TOTAL                                                                       700
                                                                    -----------

COMPUTER TECHNOLOGY 1.34%
Digital Recorders, Inc.*                              18,400                 77
                                                                    -----------

DRUGS & PHARMACEUTICALS 7.97%
Bone Care International,
Inc.*                                                  3,900        $        90
Bradley Pharmaceuticals,
Inc.*                                                  6,800                113
Flamel Technologies
S.A. ADR*                                              4,600                 75
SFBC Int'l., Inc.*                                     6,500                180
                                                                    -----------
TOTAL                                                                       458
                                                                    -----------

ELECTRONICS 1.31%
II-VI, Inc.*                                           2,200                 75
                                                                    -----------

ELECTRONICS: INSTRUMENTS, GAUGES &
METERS 4.02%
Measurement Specialties,
Inc.*                                                  8,900                231
                                                                    -----------

ELECTRONICS: MEDICAL SYSTEMS 1.67%
Rita Medical Systems, Inc.*                           29,700                 96
                                                                    -----------

ELECTRONICS: OTHER 1.53%
International DisplayWorks,
Inc.*                                                 16,350                 88
                                                                    -----------

FINANCE COMPANIES 2.65%
Asta Funding, Inc.                                     8,400                152
                                                                    -----------

HEALTHCARE FACILITIES 4.13%
Psychiatric Solutions, Inc.*                           9,300                237
                                                                    -----------

HEALTHCARE MANAGEMENT SERVICES 1.86%
World Health Alternatives,
Inc.*                                                 29,800                107
                                                                    -----------

IDENTIFICATION CONTROL & FILTER
DEVICES 1.79%
Sun Hydraulics Corp.                                   8,800                103
                                                                    -----------

JEWELRY WATCHES & GEMSTONES 1.55%
LJ International, Inc.*(a)                            38,200                 89
                                                                    -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                       VALUE
INVESTMENTS                                         SHARES             (000)
-------------------------------------------------------------------------------
MEDICAL & DENTAL INSTRUMENTS &
SUPPLIES 7.07%
BriteSmile, Inc.*                                     11,800        $       105
Medtox Scientific, Inc.*                               7,800                 55
Molecular Devices Corp.*                               6,100                122
Neogen Corp.*                                          6,650                124
                                                                    -----------
TOTAL                                                                       406
                                                                    -----------

MISCELLANEOUS HEALTHCARE 1.08%
Hartville Group, Inc.*                                19,900                 62
                                                                    -----------

OIL: INTEGRATED DOMESTIC 1.84%
Gasco Energy, Inc.*                                   31,900                106
                                                                    -----------

PRINTING & COPYING SERVICES 1.86%
TRM Corp.*                                             6,100                107
                                                                    -----------

RETAIL 6.53%
Bon-Ton Stores, Inc. (The)                            10,300                124
Charlotte Russe Holding,
Inc.*                                                  9,800                129
Design Within Reach, Inc.*                             7,600                122
                                                                    -----------
TOTAL                                                                       375
                                                                    -----------

SERVICES: COMMERCIAL 5.26%
Exponent, Inc.*                                        4,200                113
Gevity HR, Inc.                                        6,500                116
Opinion Research Corp.*                               11,700                 73
                                                                    -----------
TOTAL                                                                       302
                                                                    -----------

TEXTILES APPAREL MANUFACTURERS 4.86%
Oxford Industries, Inc.                                4,400                163
True Religion Apparel, Inc.*                          36,700                116
                                                                    -----------
TOTAL                                                                       279
                                                                    -----------
TOTAL COMMON STOCKS
(Cost $4,858,956)                                                         5,379
                                                                    ===========

                                                  PRINCIPAL
                                                     AMOUNT            VALUE
INVESTMENTS                                           (000)            (000)
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT 6.91%

REPURCHASE AGREEMENT 6.91%

Repurchase Agreement
dated 10/29/2004,
1.44% due 11/1/2004
with State Street
Bank & Trust Co.
collateralized by
$415,000 of Federal
Home Loan Bank at
zero coupon due
8/29/2005;
value: $407,269;
proceeds: $397,017
(cost $396,970)                                  $       397        $       397
                                                                    ===========
TOTAL INVESTMENTS IN SECURITIES 100.56%
(Cost $5,255,926)                                                   $     5,776
                                                                    ===========
LIABILITIES IN EXCESS OF CASH AND
OTHER ASSETS (0.56%)                                                        (32)
                                                                    ===========
NET ASSETS 100.00%                                                  $     5,744
                                                                    ===========

  *  Non-income producing security.
(a)  Foreign security traded in U.S. dollars.
ADR  American Depository Receipt.

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
MICRO-CAP VALUE FUND OCTOBER 31, 2004

                                                                       VALUE
INVESTMENTS                                         SHARES             (000)
-------------------------------------------------------------------------------
COMMON STOCKS 95.57%

AEROSPACE 2.55%
Allied Defense Group, Inc.*                            7,800        $       153
Ladish Co., Inc.*                                     16,700                168
                                                                    -----------
TOTAL                                                                       321
                                                                    -----------

AIR TRANSPORTATION 3.55%
Frontier Airlines, Inc.*                              19,800                166
Offshore Logistics, Inc.*                              7,800                282
                                                                    -----------
TOTAL                                                                       448
                                                                    -----------

AUTO COMPONENTS 0.64%
Wabash National Corp.*                                 3,300                 81
                                                                    -----------

AUTO PARTS: AFTER MARKET 1.55%
Keystone Automotive
Industries, Inc.*                                     10,800                195
                                                                    -----------

BANKS: OUTSIDE NEW YORK CITY 8.20%
CoBiz, Inc.                                           13,550                269
Columbia Bancorp                                       9,300                166
Dearborn Bancorp, Inc.*                                5,500                148
Franklin Bank Corp.*                                  10,600                175
Hanmi Financial Corp.                                  6,858                208
Pennsylvania Commerce
Bancorp, Inc.*                                         1,200                 68
                                                                    -----------
TOTAL                                                                     1,034
                                                                    -----------

CHEMICALS 2.56%
NuCo2 Inc.*                                            8,200                174
Quaker Chemical Corp.                                  6,600                149
                                                                    -----------
TOTAL                                                                       323
                                                                    -----------

COMMUNICATIONS TECHNOLOGY 1.65%
Bel Fuse, Inc. Class A                                 7,200                208
                                                                    -----------

COMPUTER SERVICES SOFTWARE &
SYSTEMS 2.82%
MICROS Systems, Inc.*                                  2,200                130
Moldflow Corp.*                                       18,200                226
                                                                    -----------
TOTAL                                                                       356
                                                                    -----------

COMPUTER TECHNOLOGY 1.58%
Fargo Electronics, Inc.*                              15,200        $       199
                                                                    -----------

CONSTRUCTION 1.49%
Modtech Holdings, Inc.*                               24,900                188
                                                                    -----------

CONTAINERS & PACKAGING: METAL &
GLASS 1.53%
Mobile Mini, Inc.*                                     6,800                193
                                                                    -----------

DIVERSIFIED FINANCIAL SERVICES 0.73%
American Physicians
Services Group, Inc.                                   9,500                 92
                                                                    -----------

ELECTRICAL EQUIPMENT &
COMPONENTS 2.13%
AZZ, Inc.*                                             7,700                103
Powell Industries, Inc.*                              10,200                165
                                                                    -----------
TOTAL                                                                       268
                                                                    -----------

ELECTRONICS: TECHNOLOGY 0.52%
Intermagnetics General
Corp.*                                                 2,550                 65
                                                                    -----------

FINANCIAL MISCELLANEOUS 0.98%
Financial Federal Corp.*                               3,300                123
                                                                    -----------

FOODS 0.83%
Tasty Baking Co.                                      13,100                105
                                                                    -----------

FUNERAL PARLORS & CEMETERY 2.75%
Carriage Services, Inc.*                              44,000                207
Rock of Ages Corp.                                    19,200                140
                                                                    -----------
TOTAL                                                                       347
                                                                    -----------

HEALTHCARE FACILITIES 1.15%
Capital Senior Living Corp.*                          27,300                145
                                                                    -----------

HEALTHCARE MANAGEMENT SERVICES 2.67%
American Dental Partners,
Inc.*                                                 17,800                336
                                                                    -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                       VALUE
INVESTMENTS                                         SHARES             (000)
-------------------------------------------------------------------------------
HOTEL/MOTEL 1.52%
Marcus Corp. (The)                                     9,000        $       191
                                                                    -----------

HOUSEHOLD EQUIPMENT &
PRODUCTS 0.63%
Craftmade Int'l., Inc.                                 3,800                 79
                                                                    -----------

HOUSEHOLD FURNISHINGS 0.44%
Haverty Furniture Cos., Inc.                           3,300                 56
                                                                    -----------

IDENTIFICATION CONTROL & FILTER
DEVICES 0.50%
Robbins & Myers, Inc.                                  3,000                 63
                                                                    -----------

INSURANCE: PROPERTY-CASUALTY 2.97%
Donegal Group, Inc.                                    9,800                212
Navigators Group, Inc.
(The)*                                                 5,500                162
                                                                    -----------
TOTAL                                                                       374
                                                                    -----------

MACHINERY: INDUSTRIAL/SPECIALTY 3.05%
Tennant Co.                                            3,900                159
Twin Disc, Inc.                                        9,300                226
                                                                    -----------
TOTAL                                                                       385
                                                                    -----------

MACHINERY: OIL WELL EQUIPMENT &
SERVICES 1.49%
Lufkin Industries, Inc.                                5,300                188
                                                                    -----------

MACHINERY: SPECIALTY 1.04%
Quipp, Inc.*                                           9,800                131
                                                                    -----------

MEDICAL & DENTAL INSTRUMENTS &
SUPPLIES 1.94%
ICU Medical, Inc.*                                     4,100                 92
Meridian Bioscience, Inc.                             11,400                153
                                                                    -----------
TOTAL                                                                       245
                                                                    -----------

METAL FABRICATING 0.69%
NN, Inc.                                               7,900                 87
                                                                    -----------

METALS & MINERALS MISCELLANEOUS 1.75%
Castle (A.M.) & Co.*                                  19,600                221
                                                                    -----------

OIL: INTEGRATED DOMESTIC 1.46%
Pioneer Drilling Co.*                                 22,700        $       184
                                                                    -----------

POLLUTION CONTROL &
ENVIRONMENTAL SERVICES 1.98%
Team, Inc.*                                           15,800                250
                                                                    -----------

RAILROADS 1.21%
Genesee & Wyoming Inc.
Class A*                                               5,987                152
                                                                    -----------

REAL ESTATE INVESTMENT TRUSTS 2.67%
Agree Realty Corp.                                     4,400                126
LaSalle Hotel Properties                               7,300                210
                                                                    -----------
TOTAL                                                                       336
                                                                    -----------

RENTAL & LEASING SERVICES:
COMMERCIAL 1.83%
McGrath Rent Corp.                                     5,900                230
                                                                    -----------

RETAIL 2.11%
Rush Enterprises, Inc.
Class B*                                              17,700                265
                                                                    -----------

SERVICES: COMMERCIAL 11.92%
Ambassadors Int'l., Inc.                               5,300                166
Exponent, Inc.*                                       10,400                281
Hudson Highland Group,
Inc.*                                                  5,300                151
Integrated Alarm Services
Group, Inc.*                                          40,700                180
Monro Muffler Brake, Inc.*                            12,600                307
SM&A*                                                 28,900                233
World Fuel Services                                    5,400                184
                                                                    -----------
TOTAL                                                                     1,502
                                                                    -----------

SHOES 1.21%
Skechers USA, Inc. Class A*                           13,800                152
                                                                    -----------

STEEL 1.09%
Steel Technologies, Inc.                               5,700                137
                                                                    -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                       VALUE
INVESTMENTS                                         SHARES             (000)
-------------------------------------------------------------------------------
TEXTILE PRODUCTS 0.59%
Quaker Fabric Corp.                                   13,200        $        74
                                                                    -----------

TEXTILES APPAREL MANUFACTURERS 5.71%
Cutter & Buck, Inc.                                   27,500                333
Hartmarx Corp.*                                       26,400                221
Phillips-Van Heusen Corp.                              7,300                166
                                                                    -----------
TOTAL                                                                       720
                                                                    -----------

TOBACCO 0.96%
Dimon, Inc.                                           14,300                 83
Standard Commercial Corp.                              2,400                 38
                                                                    -----------
TOTAL                                                                       121
                                                                    -----------

TRANSPORTATION MISCELLANEOUS 2.17%
Hub Group, Inc. Class A*                               6,800                273
                                                                    -----------

TRUCKERS 2.73%
Covenant Transport, Inc.
Class A*                                               8,800                152
P.A.M. Transportation
Services, Inc.*                                       10,200                192
                                                                    -----------
TOTAL                                                                       344
                                                                    -----------

UTILITIES: GAS DISTRIBUTORS 0.38%
Chesapeake Utilities Corp.                             1,900                 48
                                                                    -----------

UTILITIES: MISCELLANEOUS 1.55%
Waste Industries USA, Inc.                            17,700                195
                                                                    -----------

UTILITIES: WATER 0.10%
Consolidated Water Co.
Ordinary Shares(a)                                       600                 13
                                                                    -----------

TOTAL COMMON STOCKS
(Cost $9,218,371)                                                        12,043
                                                                    ===========

                                                  PRINCIPAL
                                                     AMOUNT            VALUE
INVESTMENTS                                           (000)            (000)
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT 4.33%

REPURCHASE AGREEMENT 4.33%

Repurchase Agreement
dated 10/29/2004,
1.44% due 11/1/2004
with State Street
Bank & Trust Co.
collateralized by
$560,000 of Federal
National Mortgage
Assoc. at zero coupon
due 2/2/2005;
value: $557,200;
proceeds: $544,915
(cost $544,849)                                  $       545        $       545
                                                                    ===========

TOTAL INVESTMENTS IN SECURITIES 99.90%
(Cost $9,763,220)                                                   $    12,588
                                                                    ===========
CASH AND OTHER ASSETS
IN EXCESS OF LIABILITIES 0.10%                                               13
                                                                    ===========
NET ASSETS 100.00%                                                  $    12,601
                                                                    ===========

   * Non-income producing security.
 (a) Foreign security traded in U.S. dollars.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2004

                                                                            MICRO-CAP              MICRO-CAP
                                                                           GROWTH FUND             VALUE FUND
ASSETS:
   Investments in securities, at cost                                    $     5,255,926        $     9,763,220
---------------------------------------------------------------------------------------------------------------
   Investments in securities, at value                                   $     5,776,432        $    12,587,895
   Cash                                                                                -                  5,611
   Receivables:
     Interest and dividends                                                          342                  3,287
     Investment securities sold                                                        -                128,389
     Capital shares sold                                                           3,195                  7,545
     From advisor                                                                  4,005                    106
   Prepaid expenses and other assets                                                  59                    128
---------------------------------------------------------------------------------------------------------------
   Total assets                                                                5,784,033             12,732,961
---------------------------------------------------------------------------------------------------------------
LIABILITIES:
   Payables:
     Investment securities purchased                                                   -                 94,522
     Management fees                                                               7,097                 15,543
     12b-1 distribution fees                                                       1,396                  3,246
     Fund administration                                                             189                    414
     Trustees' fees                                                                  326                     76
   Accrued expenses and other liabilities                                         31,515                 18,265
---------------------------------------------------------------------------------------------------------------
   TOTAL LIABILITIES                                                              40,523                132,066
===============================================================================================================
NET ASSETS                                                               $     5,743,510        $    12,600,895
===============================================================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                                          $     5,049,124        $     8,317,772
Accumulated net investment loss                                                     (326)                   (76)
Accumulated net realized gain on investments                                     174,206              1,458,524
Net unrealized appreciation on investments                                       520,506              2,824,675
---------------------------------------------------------------------------------------------------------------
NET ASSETS                                                               $     5,743,510        $    12,600,895
===============================================================================================================
NET ASSETS BY CLASS:
Class A Shares                                                           $     4,725,353        $    10,838,425
Class Y Shares                                                           $     1,018,157        $     1,762,470
OUTSTANDING SHARES BY CLASS (UNLIMITED NUMBER OF AUTHORIZED
   SHARES OF BENEFICIAL INTEREST):
Class A Shares                                                                   397,856                453,726
Class Y Shares                                                                    84,872                 73,441
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (NET ASSETS DIVIDED BY OUTSTANDING SHARES):
Class A Shares-Net asset value                                           $         11.88        $         23.89
Class A Shares-Maximum offering price
   (Net asset value plus sales charge of 5.75%)                          $         12.60        $         25.35
Class Y Shares-Net asset value                                           $         12.00        $         24.00

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2004

                                                                            MICRO-CAP             MICRO-CAP
                                                                           GROWTH FUND           VALUE FUND
INVESTMENT INCOME:
Dividends                                                                $        7,397        $       90,204
Interest                                                                          3,327                 5,730
-------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                          10,724                95,934
-------------------------------------------------------------------------------------------------------------
EXPENSES:
Management fees                                                                  82,459               162,882
12b-1 distribution plan-Class A                                                  13,660                26,973
Shareholder servicing                                                             5,100                 6,725
Professional                                                                     20,336                20,157
Reports to shareholders                                                           6,055                13,444
Fund administration                                                               2,199                 4,343
Custody                                                                           3,375                 5,414
Trustees' fees                                                                      138                   227
Registration                                                                      4,877                 5,654
Other                                                                               379                   334
-------------------------------------------------------------------------------------------------------------
Gross expenses                                                                  138,578               246,153
   Expense reductions                                                              (137)                  (91)
   Expenses assumed by advisor                                                  (23,073)              (18,197)
-------------------------------------------------------------------------------------------------------------
NET EXPENSES                                                                    115,368               227,865
-------------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                            (104,644)             (131,931)
-------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain on investments                                                595,487             1,589,792
Net change in unrealized appreciation (depreciation) on investments             (66,499)              457,431
=============================================================================================================
NET REALIZED AND UNREALIZED GAIN                                                528,988             2,047,223
=============================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                     $      424,344        $    1,915,292
=============================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
YEAR ENDED OCTOBER 31, 2004

                                                                            MICRO-CAP             MICRO-CAP
INCREASE IN NET ASSETS                                                     GROWTH FUND           VALUE FUND
OPERATIONS:
Net investment loss                                                      $     (104,644)       $     (131,931)
Net realized gain on investments                                                595,487             1,589,792
Net change in unrealized appreciation (depreciation) on investments             (66,499)              457,431
-------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                            424,344             1,915,292
=============================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class A                                                                            -              (122,771)
   Class Y                                                                            -                  (351)
Net realized gain
   Class A                                                                            -              (532,495)
   Class Y                                                                            -                (1,280)
-------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                                   -              (656,897)
=============================================================================================================
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                                             1,784,611             3,926,178
Reinvestment of distributions                                                         -               656,897
Cost of shares reacquired                                                    (1,128,485)           (2,153,835)
-------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM CAPITAL SHARE TRANSACTIONS                                    656,126             2,429,240
=============================================================================================================
NET INCREASE IN NET ASSETS                                                    1,080,470             3,687,635
=============================================================================================================
NET ASSETS:
Beginning of year                                                             4,663,040             8,913,260
-------------------------------------------------------------------------------------------------------------
END OF YEAR                                                              $    5,743,510        $   12,600,895
=============================================================================================================
ACCUMULATED NET INVESTMENT LOSS                                          $         (326)       $          (76)
=============================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                            MICRO-CAP             MICRO-CAP
INCREASE IN NET ASSETS                                                     GROWTH FUND           VALUE FUND
OPERATIONS:
Net investment loss                                                      $      (55,992)       $      (56,735)
Net realized gain on investments                                                175,560               713,072
Net change in unrealized appreciation on investments                          1,242,069             1,944,037
-------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          1,361,637             2,600,374
=============================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class A                                                                            -               (18,897)
   Class Y                                                                            -                  (107)
Net realized gain
   Class A                                                                            -              (222,077)
   Class Y                                                                            -                  (596)
-------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                                   -              (241,677)
=============================================================================================================
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                                               990,181             1,066,841
Reinvestment of distributions                                                         -               239,810
Cost of shares reacquired                                                      (392,729)             (208,835)
-------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM CAPITAL SHARE TRANSACTIONS                                    597,452             1,097,816
=============================================================================================================
NET INCREASE IN NET ASSETS                                                    1,959,089             3,456,513
=============================================================================================================
NET ASSETS:
Beginning of year                                                             2,703,951             5,456,747
-------------------------------------------------------------------------------------------------------------
END OF YEAR                                                              $    4,663,040        $    8,913,260
=============================================================================================================
ACCUMULATED NET INVESTMENT LOSS                                          $            -        $          (75)
=============================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
MICRO-CAP GROWTH FUND

                                                                             YEAR ENDED 10/31                    5/1/2000(C)
                                                     --------------------------------------------------------        TO
                                                         2004          2003           2002           2001        10/31/2000
PER SHARE OPERATING PERFORMANCE (CLASS A SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                 $     10.87    $      7.51    $      9.49    $     13.18    $     16.76
                                                     ===========    ===========    ===========    ===========    ===========

Investment operations:
  Net investment income (loss)(a)                           (.23)          (.14)          (.02)             -(e)        (.01)
  Net realized and unrealized gain (loss)                   1.24           3.50          (1.95)         (1.34)         (3.57)
                                                     -----------    -----------    -----------    -----------    -----------
    Total from investment operations                        1.01           3.36          (1.97)         (1.34)         (3.58)
                                                     -----------    -----------    -----------    -----------    -----------

Distributions to shareholders from:
  Net investment income                                        -              -           (.01)          (.01)             -
  Net realized gain                                            -              -              -          (2.34)             -
                                                     -----------    -----------    -----------    -----------    -----------
    Total distributions                                        -              -           (.01)         (2.35)             -
                                                     -----------    -----------    -----------    -----------    -----------
NET ASSET VALUE, END OF PERIOD                       $     11.88    $     10.87    $      7.51    $      9.49    $     13.18
                                                     ===========    ===========    ===========    ===========    ===========

Total Return(b)                                             9.29%         44.74%        (20.81)%       (11.30)%       (21.36)%(d)

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including waiver and
    expense reductions                                      2.10%          1.75%           .38%           .38%           .18%(d)
  Expenses, excluding waiver and
    expense reductions                                      2.52%          2.84%          2.99%          4.02%          1.36%(d)
  Net investment income (loss)                             (1.91)%        (1.60)%         (.24)%          .04%          (.04)%(d)

                                                                             YEAR ENDED 10/31                    5/1/2000(C)
                                                     --------------------------------------------------------        TO
SUPPLEMENTAL DATA:                                       2004          2003           2002           2001        10/31/2000
----------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (000)                    $     4,726    $     4,655    $     2,698    $     2,266    $     2,160
  Portfolio turnover rate                                  79.07%        126.71%         34.08%         80.17%        103.33%

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                YEAR ENDED 10/31
                                                     -----------------------------------------------------------------------
                                                         2004           2003          2002            2001          2000
PER SHARE OPERATING PERFORMANCE (CLASS Y SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                   $     10.96    $      7.55    $      9.52    $     13.21    $     12.57
                                                     ===========    ===========    ===========    ===========    ===========

Investment operations:
  Net investment income (loss)(a)                           (.20)          (.11)           .01            .04            .04
  Net realized and unrealized gain (loss)                   1.24           3.52          (1.95)         (1.35)          1.73
                                                     -----------    -----------    -----------    -----------    -----------
    Total from investment operations                        1.04           3.41          (1.94)         (1.31)          1.77
                                                     -----------    -----------    -----------    -----------    -----------

Distributions to shareholders from:
  Net investment income                                        -              -           (.03)          (.04)          (.02)
  Net realized gain                                            -              -              -          (2.34)         (1.11)
                                                     -----------    -----------    -----------    -----------    -----------
    Total distributions                                        -              -           (.03)         (2.38)         (1.13)
                                                     -----------    -----------    -----------    -----------    -----------
NET ASSET VALUE, END OF YEAR                         $     12.00    $     10.96    $      7.55    $      9.52    $     13.21
                                                     ===========    ===========    ===========    ===========    ===========

Total Return(b)                                             9.49%         45.17%        (20.42)%       (11.00)%        14.48%

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including waiver and
    expense reductions                                      1.85%+         1.42%           .00%           .00%           .00%
  Expenses, excluding waiver and
    expense reductions                                      2.27%+         2.51%          2.61%          3.64%          2.33%
  Net investment income (loss)                             (1.66)%+       (1.27)%          .14%           .42%           .22%

                                                                                YEAR ENDED 10/31
                                                     -----------------------------------------------------------------------
SUPPLEMENTAL DATA:                                      2004           2003           2002            2001          2000
----------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                      $     1,018    $         8    $         6    $         7    $         8
  Portfolio turnover rate                                  79.07%        126.71%         34.08%         80.17%        103.33%

+   The ratios have been determined on a Fund basis.
(a) Calculated using average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c) Commencement of offering of class shares.
(d) Not annualized.
(e) Amount is less than $.01.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
MICRO-CAP VALUE FUND

                                                                             YEAR ENDED 10/31                    5/1/2000(C)
                                                     --------------------------------------------------------        TO
                                                         2004          2003           2002           2001        10/31/2000
PER SHARE OPERATING PERFORMANCE (CLASS A SHARES)
Net asset value, beginning of period                 $     21.43    $     15.56    $     15.68    $     15.90    $     13.13
                                                     ===========    ===========    ===========    ===========    ===========

Investment operations:
  Net investment income (loss)(a)                           (.27)          (.14)           .05            .10            .07
  Net realized and unrealized gain                          4.31           6.69            .60           2.20           2.70
                                                     -----------    -----------    -----------    -----------    -----------
    Total from investment operations                        4.04           6.55            .65           2.30           2.77
                                                     -----------    -----------    -----------    -----------    -----------

Distributions to shareholders from:
  Net investment income                                     (.30)          (.05)          (.05)          (.14)             -
  Net realized gain                                        (1.28)          (.63)          (.72)         (2.38)             -
                                                     -----------    -----------    -----------    -----------    -----------
    Total distributions                                    (1.58)          (.68)          (.77)         (2.52)             -
                                                     -----------    -----------    -----------    -----------    -----------
NET ASSET VALUE, END OF PERIOD                       $     23.89    $     21.43    $     15.56    $     15.68    $     15.90
                                                     ===========    ===========    ===========    ===========    ===========

Total Return(b)                                            20.08%         43.80%          4.12%         17.16%         21.10%(d)

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including waiver and
    expense reductions                                      2.10%          1.73%           .38%           .38%           .17%(d)
  Expenses, excluding waiver and
    expense reductions                                      2.27%          2.18%          2.76%          3.08%          1.50%(d)
  Net investment income (loss)                             (1.22)%         (.84)%          .31%           .64%           .49%(d)

                                                                             YEAR ENDED 10/31                    5/1/2000(C)
                                                     --------------------------------------------------------        TO
SUPPLEMENTAL DATA:                                       2004          2003           2002           2001        10/31/2000
----------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (000)                    $    10,838    $     8,892    $     5,442    $     4,889    $     2,032
  Portfolio turnover rate                                  36.97%         48.55%         36.02%         52.63%         82.02%

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                YEAR ENDED 10/31
                                                     -----------------------------------------------------------------------
                                                         2004           2003          2002            2001          2000
PER SHARE OPERATING PERFORMANCE (CLASS Y SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                   $     21.53    $     15.63    $     15.72    $     15.92    $     10.75
                                                     ===========    ===========    ===========    ===========    ===========
Investment operations:
  Net investment income (loss)(a)                           (.22)          (.09)           .12            .16            .14
  Net realized and unrealized gain                          4.32           6.73            .59           2.19           5.19
                                                     -----------    -----------    -----------    -----------    -----------
    Total from investment operations                        4.10           6.64            .71           2.35           5.33
                                                     -----------    -----------    -----------    -----------    -----------
Distributions to shareholders from:
  Net investment income                                     (.35)          (.11)          (.08)          (.17)          (.09)
  Net realized gain                                        (1.28)          (.63)          (.72)         (2.38)          (.07)
                                                     -----------    -----------    -----------    -----------    -----------
    Total distributions                                    (1.63)          (.74)          (.80)         (2.55)          (.16)
                                                     -----------    -----------    -----------    -----------    -----------
NET ASSET VALUE, END OF YEAR                         $     24.00    $     21.53    $     15.63    $     15.72    $     15.92
                                                     ===========    ===========    ===========    ===========    ===========
Total Return(b)                                            20.36%         44.35%          4.51%         17.48%         50.12%

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including waiver and
    expense reductions                                      1.85%+         1.41%           .00%           .00%           .00%
  Expenses, excluding waiver and
    expense reductions                                      2.02%+         1.86%          2.38%          2.70%          2.50%
  Net investment income (loss)                              (.97)%+        (.52)%          .69%          1.02%          1.15%

                                                                                YEAR ENDED 10/31
                                                     -----------------------------------------------------------------------
SUPPLEMENTAL DATA:                                       2004           2003          2002            2001          2000
----------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                      $     1,763    $        21    $        15    $        14    $        12
  Portfolio turnover rate                                  36.97%         48.55%         36.02%         52.63%         82.02%

+   The ratios have been determined on a Fund basis.
(a) Calculated using average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c) Commencement of offering of class shares.
(d) Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

Lord Abbett Securities Trust (the "Trust") is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company organized as a Delaware business trust on February 26, 1993. The Trust currently consists of seven funds. This report covers the following two funds and their respective classes (separately, a "Fund" and collectively, the "Funds"): Lord Abbett Micro-Cap Growth Fund ("Micro-Cap Growth Fund"), Class A and Y shares and Lord Abbett Micro-Cap Value Fund ("Micro-Cap Value Fund"), Class A and Y shares. The investment objective of both Micro-Cap Growth Fund and Micro-Cap Value Fund is long-term capital appreciation.

Each class of shares has different expenses and dividends. A front-end sales charge is normally added to the Net Asset Value ("NAV") for Class A shares. There is no front-end sales charge in the case of Class Y shares, although there may be a contingent deferred sales charge ("CDSC") for certain redemptions of Class A shares made within 24 months (12 months if shares were purchased on or after November 1, 2004) following certain purchases made without a sales charge.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.   SIGNIFICANT ACCOUNTING POLICIES

(a) INVESTMENT VALUATION-Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) SECURITY TRANSACTIONS-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c) INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d) FEDERAL TAXES-It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no federal income tax provision is required.

(e) EXPENSES-Expenses incurred by the Trust that do not specifically relate to an individual fund are generally allocated to the Funds within the Trust on a pro rata basis. Expenses, excluding class specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A shares bear all expenses and fees relating to the Class A 12b-1 Distribution Plan.

(f) REPURCHASE AGREEMENTS-Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

3.  MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES
The Trust has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Trust with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Trust's investment portfolios.

The management fee is based on average daily net assets at an annual rate of 1.50%.

Lord Abbett is currently reimbursing expenses for each Fund to the extent necessary to maintain total operating expenses for Class A at 2.10% and Class Y at 1.85% of average daily net assets. Lord Abbett may stop reimbursing such expenses at any time.

Lord Abbett provides certain administrative services to the Funds pursuant to an Administrative Services Agreement at an annual rate of .04% of each Fund's average daily net assets.

12b-1 DISTRIBUTION PLANS
Each Fund has adopted a distribution plan with respect to the Class A shares of the Micro-Cap Growth Fund and Micro-Cap Value Fund pursuant to Rule 12b-1 of the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The service fees are accrued daily based upon the average daily net assets attributable to Class A at an annual rate of .25%. Each Fund's Class A shares are no longer assessed the distribution fee, which had been charged at the annual rate of .10%.

Class Y does not have a distribution plan.

One Trustee and certain of the Trust's officers have an interest in Lord Abbett.

4.   DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as distributions of paid-in capital.

On November 19, 2004, long-term capital gain distributions of $174,238 and $1,187,279; and short-term capital gain distributions of $0 and $276,855 were declared for Micro-Cap Growth Fund and Micro-Cap Value Fund, respectively. The distributions were paid on November 23, 2004 to shareholders of record on November 22, 2004.

The tax character of distributions paid during the years ended October 31, 2004 and 2003 were as follows:

                                                                      MICRO-CAP GROWTH FUND                  MICRO-CAP VALUE FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                              10/31/2004         10/31/2003         10/31/2004         10/31/2003
---------------------------------------------------------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                          $             -       $          -       $    123,122       $    241,677
Net long-term capital gains                                            -                  -            533,775                  -
---------------------------------------------------------------------------------------------------------------------------------
   Total distributions paid                              $             -       $          -       $    656,897       $    241,677
---------------------------------------------------------------------------------------------------------------------------------

As of October 31, 2004, the components of accumulated earnings (losses) on a tax basis were as follows:

                                                                      MICRO-CAP GROWTH FUND                  MICRO-CAP VALUE FUND
---------------------------------------------------------------------------------------------------------------------------------
Undistributed ordinary income - net                                            $          -                          $    274,631
Undistributed long-term capital gains                                               174,206                             1,187,254
---------------------------------------------------------------------------------------------------------------------------------
Total undistributed earnings                                                   $    174,206                          $  1,461,885
Temporary differences                                                                  (326)                                  (76)
Unrealized gains - net                                                              520,506                             2,821,314
---------------------------------------------------------------------------------------------------------------------------------
   Total accumulated earnings - net                                            $    694,386                          $  4,283,123
---------------------------------------------------------------------------------------------------------------------------------

As of October 31, 2004, the aggregate unrealized security gains and losses based on cost for U.S. Federal income tax purposes are as follows:

                                                                      MICRO-CAP GROWTH FUND                  MICRO-CAP VALUE FUND
---------------------------------------------------------------------------------------------------------------------------------
Tax cost                                                                       $  5,255,926                          $  9,766,581
---------------------------------------------------------------------------------------------------------------------------------
Gross unrealized gain                                                               983,461                             3,057,956
Gross unrealized loss                                                              (462,955)                             (236,642)
---------------------------------------------------------------------------------------------------------------------------------
   Net unrealized security gain                                                $    520,506                          $  2,821,314
---------------------------------------------------------------------------------------------------------------------------------

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to wash sales and other temporary tax adjustments.

Permanent items identified during the year ended October 31, 2004, have been reclassified among the components of net assets based on their tax basis treatment as follows:

                                                             ACCUMULATED        ACCUMULATED
                                                          NET INVESTMENT       NET REALIZED            PAID-IN
                                                                    LOSS               GAIN            CAPITAL
--------------------------------------------------------------------------------------------------------------
Micro-Cap Growth Fund                                       $    104,318       $          -       $   (104,318)
Micro-Cap Value Fund                                             255,052           (255,052)                 -

The permanent differences are primarily attributable to the tax treatment of net operating losses and short-term capital gains.

5.   PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) are as follows for the year ended October 31, 2004:

                                                               PURCHASES              SALES
-------------------------------------------------------------------------------------------
Micro-Cap Growth Fund                                       $  4,350,631       $  4,153,702
Micro-Cap Value Fund                                           5,531,978          3,866,946

There were no purchases or sales of U.S. Government securities for the year ended October 31, 2004.

6.   TRUSTEES' REMUNERATION

The Trust's officers and the one Trustee who are associated with Lord Abbett do not receive any compensation from the Trust for serving in such capacities. Outside Trustees' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity based plan available to all outside Trustees under which outside Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Trustees' fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the funds. Such amounts and earnings accrued thereon are included in Trustees' Fees on the Statements of Operations and in Trustees' Fees Payable on the Statements of Assets and Liabilities and are not deductible for U.S. Federal income tax purposes until such amounts are paid.

7.   EXPENSE REDUCTIONS

The Trust has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund's expenses.

8.   CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company ("SSB") is the Trust's custodian and accounting agent. SSB performs custodian, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund's NAV.

9.   INVESTMENT RISKS

Each Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with micro-cap and growth or value stocks. The value of an investment will fluctuate in response to movements in the stock market in general, and to the changing prospects of individual companies in which the Funds invest. Micro-cap companies may be subject to greater risks and may be more sensitive to changes in economic conditions than larger, more established companies. There may be less liquidity in micro-cap company stocks, subjecting them to greater price fluctuations than larger company stocks. In the case of Micro-Cap Growth Fund, the growth stocks in which it generally invests may add to the Fund's volatility. In the case of the Micro-Cap Value Fund, the intrinsic value of particular value stocks may not be recognized for a long time. These factors can affect the Funds' performance.

10.  SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest are as follows:

MICRO-CAP GROWTH FUND

                                                                                 YEAR ENDED                            YEAR ENDED
                                                                           OCTOBER 31, 2004                      OCTOBER 31, 2003
---------------------------------------------------------------------------------------------------------------------------------
                                                                 SHARES             AMOUNT             SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Shares sold                                                       66,459       $    794,315            112,263       $    990,181
Shares reacquired                                                (96,743)        (1,128,485)           (43,307)          (392,729)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease)                                              (30,284)      $   (334,170)            68,956       $    597,452
---------------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Shares sold                                                       84,132       $    990,296                  -       $          -
---------------------------------------------------------------------------------------------------------------------------------
Increase                                                          84,132       $    990,296                  -       $          -
---------------------------------------------------------------------------------------------------------------------------------

MICRO-CAP VALUE FUND

                                                                 SHARES             AMOUNT             SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Shares sold                                                       99,668       $  2,225,860             61,900       $  1,066,841
Reinvestment of distributions                                     32,042            655,266             15,556            239,107
Shares reacquired                                                (92,812)        (2,153,835)           (12,443)          (208,835)
---------------------------------------------------------------------------------------------------------------------------------
Increase                                                          38,898       $    727,291             65,013       $  1,097,113
---------------------------------------------------------------------------------------------------------------------------------

CLASS Y SHARES
Shares sold                                                       72,362       $  1,700,318                  -       $          -
Reinvestment of distributions                                         80              1,631                 46                703
---------------------------------------------------------------------------------------------------------------------------------
Increase                                                          72,442       $  1,701,949                 46       $        703
---------------------------------------------------------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS,
LORD ABBETT SECURITIES TRUST - LORD ABBETT MICRO-CAP GROWTH FUND AND LORD ABBETT MICRO-CAP VALUE FUND:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of Lord Abbett Securities Trust - Lord Abbett Micro-Cap Growth Fund and Lord Abbett Micro-Cap Value Fund (the "Funds"), as of October 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Securities Trust - Lord Abbett Micro-Cap Growth Fund and Lord Abbett Micro-Cap Value Fund as of October 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
December 22, 2004

BASIC INFORMATION ABOUT MANAGEMENT

The Board of Trustees (the "Board") is responsible for the management of the business and affairs of each Fund in accordance with the laws of the State of Delaware. The Board appoints officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Trust's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Funds' investment adviser.

INTERESTED TRUSTEE
The following Trustee is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 50 portfolios or series.


                                CURRENT POSITION
NAME, ADDRESS AND               LENGTH OF SERVICE             PRINCIPAL OCCUPATION               OTHER
DATE OF BIRTH                      WITH TRUST                DURING PAST FIVE YEARS           DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------
ROBERT S. DOW                Trustee since             Managing Partner and Chief         N/A
Lord, Abbett & Co. LLC       1993; Chairman            Investment Officer of
90 Hudson Street             since 1996                Lord Abbett since 1996.
Jersey City, NJ
Date of Birth: 3/8/1945

INDEPENDENT TRUSTEES
The following independent or outside Trustees are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 50 portfolios or series.

                                CURRENT POSITION
NAME, ADDRESS AND               LENGTH OF SERVICE             PRINCIPAL OCCUPATION               OTHER
DATE OF BIRTH                      WITH TRUST                DURING PAST FIVE YEARS           DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------
E. THAYER BIGELOW              Trustee since 1994      Managing General Partner,          Currently serves as
Emmerling Communications                               Bigelow Media, LLC (since          director of Adelphia
41 Madison Ave.,                                       2000); Senior Adviser, Time        Communications, Inc.,
Suite 3810                                             Warner Inc. (1998 - 2000);         Crane Co., and Huttig
New York, NY                                           Acting Chief Executive Officer     Building Products Inc.
Date of Birth: 10/22/1941                              of Courtroom Television
                                                       Network (1997 - 1998);
                                                       President and Chief Executive
                                                       Officer of Time Warner Cable
                                                       Programming, Inc. (1991 -
                                                       1997).

WILLIAM H.T. BUSH              Trustee since 1998      Co-founder and Chairman            Currently serves as
Bush-O'Donnell & Co., Inc.                             of the Board of the financial      director of Wellpoint
101 South Hanley Road                                  advisory firm of Bush-             Health Networks Inc.
Suite 1250                                             O'Donnell & Company (since         (since 2002), and
St. Louis, MO                                          1986).                             Engineered Support
Date of Birth: 7/14/1938                                                                  Systems, Inc. (since
                                                                                          2000).

                                CURRENT POSITION
NAME, ADDRESS AND               LENGTH OF SERVICE             PRINCIPAL OCCUPATION               OTHER
DATE OF BIRTH                      WITH TRUST                DURING PAST FIVE YEARS           DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------
ROBERT B. CALHOUN, JR.         Trustee since 1998      Managing Director of               Currently serves as
Monitor Clipper Partners                               Monitor Clipper Partners           director of Avondale,
Two Canal Park                                         (since 1997) and President         Inc. and Interstate
Cambridge, MA                                          of Clipper Asset                   Bakeries Corp.
Date of Birth: 10/25/1942                              Management Corp.
                                                       (since 1991), both private
                                                       equity investment funds.

JULIE A. HILL                  Trustee since 2004      Owner and CEO of the Hillsdale     Currently serves as
1280 Bison                                             Companies, a business              director of Wellpoint
Newport Coast, CA                                      consulting firm (1998 -            Health Networks Inc.;
Date of Birth: 7/16/1946                               present); Founder, President       Resources Connection
                                                       and Owner of the Hiram-Hill        Inc. & Holcim (U.S.)
                                                       and Hillsdale Development          Inc.
                                                       Companies (1998 - 2000).

FRANKLIN W. HOBBS              Trustee since 2001      Former Chief Executive Officer     Currently serves as
One Equity Partners                                    of Houlihan Lokey Howard &         director of Adolph
320 Park Ave.                                          Zukin, an investment bank          Coors Company.
New York, NY                                           (January 2002 - April 2003);
Date of Birth: 7/30/1947                               Chairman of Warburg Dillon
                                                       Read (1999 - 2001); Global
                                                       Head of Corporate Finance of
                                                       SBC Warburg Dillon Read (1997
                                                       - 1999); Chief Executive
                                                       Officer of Dillon, Read & Co.
                                                       (1994 - 1997).

C. ALAN MACDONALD              Trustee since 1993      Retired - General Business         Currently serves as
P.O. Box 4393                                          and Governance Consulting          director of H.J. Baker
Greenwich, CT                                          (since 1992); formerly             (since 2003).
Date of Birth: 5/19/1933                               President and CEO of Nestle
                                                       Foods.

THOMAS J. NEFF                 Trustee since 1993      Chairman of Spencer Stuart         Currently serves as
Spencer Stuart                                         (U.S.),  an executive  search      director of Ace, Ltd.
277 Park Avenue                                        consulting  firm (since 1996);     (since 1997) and
New York, NY                                           President of Spencer Stuart        Hewitt Associates, Inc.
Date of Birth: 10/2/1937                               (1979 - 1996).

OFFICERS
None of the officers listed below have received compensation from the Trust. All the officers of the Trust may also be officers of the other Lord
Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

NAME AND                        CURRENT POSITION           LENGTH OF SERVICE                PRINCIPAL OCCUPATION
(DATE OF BIRTH)                   WITH TRUST              OF CURRENT POSITION              DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------
ROBERT S. DOW                Chief Executive           Elected in 1993                    Managing Partner and
(3/8/1945)                   Officer and President                                        Chief Investment Officer of
                                                                                          Lord Abbett (since 1996).

SHOLOM DINSKY                Executive Vice            Elected in 2003                    Partner and Large Cap
(3/24/1944)                  President                                                    Value Investment
                                                                                          Manager, joined Lord
                                                                                          Abbett in 2000, formerly
                                                                                          Managing Director of
                                                                                          Prudential Asset
                                                                                          Management, prior thereto
                                                                                          Director of Equity Research
                                                                                          and Senior Vice President
                                                                                          at Mitchell Hutchins Asset
                                                                                          Management.

LESLEY-JANE DIXON            Executive Vice            Elected in 1999                    Partner and Investment
(1/1/1964)                   President                                                    Manager, joined Lord
                                                                                          Abbett in 1995.

ROBERT P. FETCH              Executive Vice            Elected in 1999                    Partner and Small-Cap
(2/18/1953)                  President                                                    Value Senior Investment
                                                                                          Manager, joined Lord
                                                                                          Abbett in 1995.

KENNETH G. FULLER            Executive Vice            Elected in 2003                    Investment Manager -
(4/22/1945)                  President                                                    Large Cap Value, joined
                                                                                          Lord Abbett in 2002,
                                                                                          formerly Portfolio
                                                                                          Manager and Senior Vice
                                                                                          President at Pioneer
                                                                                          Investment Management,
                                                                                          Inc. (1999 - 2002;) prior
                                                                                          thereto Principal, Manley,
                                                                                          Fuller Asset Management.

HOWARD E. HANSEN             Executive Vice            Elected in 2003                    Partner and Investment
(10/13/1961)                 President                                                    Manager, joined Lord
                                                                                          Abbett in 1995.

GERARD S. E.                 Executive Vice            Elected in 1999                    Partner and Research
HEFFERNAN, JR.               President                                                    Analyst, joined Lord
(9/7/1963)                                                                                Abbett in 1998.

NAME AND                        CURRENT POSITION           LENGTH OF SERVICE                PRINCIPAL OCCUPATION
(DATE OF BIRTH)                   WITH TRUST              OF CURRENT POSITION              DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------
INGRID C. HOLM               Executive Vice            Elected in 2001                    Investment Manager -
(3/21/1959)                  President                                                    Global Equity, joined Lord
                                                                                          Abbett in 2001, formerly
                                                                                          International Portfolio
                                                                                          Manager at Batterymarch
                                                                                          Financial Management,
                                                                                          Inc. (2000 - 2001),
                                                                                          formerly held various
                                                                                          positions at the Prudential
                                                                                          Insurance Company of
                                                                                          America.

VINCENT J. MCBRIDE           Executive Vice            Elected in 2003                    Senior Investment
(5/8/1964)                   President                                                    Manager, International
                                                                                          Core  Equity, joined Lord
                                                                                          Abbett in 2003, formerly
                                                                                          Managing Director and
                                                                                          Portfolio Manager at
                                                                                          Warburg Pincus Asset
                                                                                          Management and Credit-Suisse
                                                                                          Asset Management.

ROBERT G. MORRIS             Executive Vice            Elected in 1998                    Partner and Director of
(11/6/1944)                  President                                                    Equity  Investments, joined
                                                                                          Lord Abbett in 1991.

ELI M. SALZMANN              Executive Vice            Elected in 2003                    Partner and Director of
(3/24/1964)                  President                                                    Institutional Equity
                                                                                          Investments, joined Lord
                                                                                          Abbett in 1997.

HAROLD E. SHARON             Executive Vice            Elected in 2003                    Investment Manager and
(9/23/1960)                  President                                                    Director, International
                                                                                          Core Equity Management,
                                                                                          joined Lord Abbett in
                                                                                          2003, formerly Financial
                                                                                          Industry Consultant for
                                                                                          Venture Capitalist from
                                                                                          (2001 - 2003), prior
                                                                                          thereto Managing Director
                                                                                          of Warburg Pincus Asset
                                                                                          Management and Credit-Suisse
                                                                                          Asset Management.

TRACIE E. AHERN              Vice President            Elected in 1999                    Partner and Director of
(1/12/1968)                                                                               Portfolio Accounting and
                                                                                          Operations, joined Lord
                                                                                          Abbett in 1999.

YAREK ARANOWICZ              Vice President            Elected in 2004                    Investment Manager,
(5/8/1963)                                                                                joined Lord Abbett in 2003,
                                                                                          prior thereto Vice
                                                                                          President, Head of Global
                                                                                          Emerging Markets Funds
                                                                                          of Warburg Pincus Asset
                                                                                          Management and Credit-Suisse
                                                                                          Asset Management.

NAME AND                        CURRENT POSITION           LENGTH OF SERVICE                PRINCIPAL OCCUPATION
(DATE OF BIRTH)                   WITH TRUST              OF CURRENT POSITION              DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------
DAVID G. BUILDER             Vice President            Elected in 2001                    Equity Analyst, joined
(1/4/1954)                                                                                Lord Abbett in 1998.

DANIEL E. CARPER             Vice President            Elected in 1993                    Partner, joined
(1/22/1952)                                                                               Lord Abbett in 1979.

JOHN J. DICHIARO             Vice President            Elected in 2000                    Partner and Senior
(7/30/1957)                                                                               Strategy Coordinator -
                                                                                          Small Cap Growth, joined
                                                                                          Lord Abbett in 2000, prior
                                                                                          thereto Vice President -
                                                                                          Securities Group of Wafra
                                                                                          Investment Advisory
                                                                                          Group.

DANIEL H. FRASCARELLI        Vice President            Elected in 2001                    Partner and Investment
(3/11/1954)                                                                               Manager, joined Lord
                                                                                          Abbett in 1990.

TODD D. JACOBSON             Vice President            Elected in 2003                    Investment Manager,
(10/28/1966)                                                                              International Core Equity,
                                                                                          joined Lord Abbett in
                                                                                          2003, formerly Director
                                                                                          and Portfolio Manager at
                                                                                          Warburg Pincus Asset
                                                                                          Management and Credit-Suisse
                                                                                          Asset Management
                                                                                          (2002 - 2003); prior
                                                                                          thereto Associate Portfolio
                                                                                          Manager of Credit-Suisse
                                                                                          Asset Management.

F. THOMAS O'HALLORAN         Vice President            Elected in 2003                    Partner and Investment
(2/19/1955)                                                                               Manager, joined Lord
                                                                                          Abbett in 2001,
                                                                                          formerly Executive
                                                                                          Director/Senior
                                                                                          Research Analyst at
                                                                                          Dillon Read/UBS Warburg

A. EDWARD OBERHAUS, III      Vice President            Elected in 1993                    Partner and Manager of
(12/21/1959)                                                                              Equity Trading, joined Lord
                                                                                          Abbett in 1983.

TODOR PETROV                 Vice President            Elected in 2003                    Investment Manager,
(5/18/1974)                                                                               joined Lord Abbett in
                                                                                          2003, formerly Associate
                                                                                          Portfolio Manager of
                                                                                          Credit-Suisse Asset
                                                                                          Management (1999 - 2003),
                                                                                          prior thereto Summer
                                                                                          Associate of Warburg Pincus
                                                                                          Funds.

JAMES BERNAICHE              Chief Compliance          Elected in 2004                    Chief Compliance Officer;
(7/28/1956)                  Officer                                                      joined Lord Abbett in
                                                                                          2001; formerly Chief
                                                                                          Compliance Officer with
                                                                                          Credit-Suisse Asset
                                                                                          Management (since 1998).

NAME AND                        CURRENT POSITION           LENGTH OF SERVICE               PRINCIPAL OCCUPATION
(DATE OF BIRTH)                    WITH TRUST             OF CURRENT POSITION             DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------
JOAN A. BINSTOCK             Chief Financial           Elected in 1999                    Partner and Chief
(3/4/1954)                   Officer and Vice                                             Operations Officer, joined
                             President                                                    Lord Abbett in 1999.

PAUL A. HILSTAD              Vice President and        Elected in 1996                    Partner and General
(12/13/1942)                 Secretary                                                    Counsel, joined Lord
                                                                                          Abbett in 1995.

LAWRENCE H. KAPLAN           Vice President and        Elected in 1997                    Partner and Deputy
(1/16/1957)                  Assistant Secretary                                          General Counsel, joined
                                                                                          Lord Abbett in 1997.

CHRISTINA T. SIMMONS         Vice President and        Elected in 2000                    Assistant General Counsel,
(11/12/1957)                 Assistant Secretary                                          joined Lord Abbett in
                                                                                          1999, formerly Assistant
                                                                                          General Counsel of
                                                                                          Prudential Investments
                                                                                          (1998 - 1999), prior
                                                                                          thereto Counsel of Drinker,
                                                                                          Biddle & Reath LLP, a law
                                                                                          firm.

BERNARD J. GRZELAK           Treasurer                 Elected in 2003                    Director of Fund
(6/12/1971)                                                                               Administration, joined
                                                                                          Lord Abbett in 2003,
                                                                                          formerly Vice President,
                                                                                          Lazard Asset Management
                                                                                          LLC (2000 - 2003), prior
                                                                                          thereto Manager of
                                                                                          Deloitte & Touche LLP.

Please call 888-522-2388 for a copy of the Statement of Additional Information
(SAI), which contains further information about the Trust's Trustees. It is available free upon request.

HOUSEHOLDING

The Trust has adopted a policy that allows it to send only one copy of the Funds' Prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same "household." This reduces Trust expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219100, Kansas City, MO 64121.

PROXY VOTING POLICIES, PROCEDURES AND RECORD

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Funds' portfolio securities, and information on how Lord Abbett voted each Fund's proxies during the 12-month period ended June 30, 2004 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.LordAbbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q for fiscal quarters ending on or after July 9, 2004. Once filed, the Funds' Forms N-Q will be available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 800-821-5129. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

TAX INFORMATION

28.06% of the ordinary income distribution paid by the Micro-Cap Value Fund during fiscal 2004 is qualifying dividend income. For corporate shareholders, 44% of Micro-Cap Value Fund's ordinary income distribution qualified for the dividends received deduction.

Additionally, of the distributions paid by the Micro-Cap Value Fund to shareholders during the fiscal year ended October 31, 2004, $533,775 represents long-term capital gains.

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

[LORD ABBETT (R) LOGO]


     This report when not used for the general               Lord Abbett Securities Trust
  information of shareholders of the Fund, is to                  Lord Abbett Micro-Cap Growth Fund
 be distributed only if preceded or accompanied                   Lord Abbett Micro-Cap Value Fund
          by a current Fund Prospectus.

Lord Abbett Mutual Fund shares are distributed by                                                                        LAMC-2-1004
       LORD ABBETT DISTRIBUTOR LLC                                                                                             12/04

ITEM 2:   CODE OF ETHICS.

     (a) In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant ("Code of Ethics"). The Code of Ethics was in effect during the fiscal year ended October 31, 2004 (the "Period").

     (b)  Not applicable.

     (c) The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

     (d) The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

     (e)  Not applicable.

     (f) See Item 11(a) concerning the filing of the Code of Ethics. The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request. To obtain a copy, please call Lord Abbett at 800-821-5129.

ITEM 3:   AUDIT COMMITTEE FINANCIAL EXPERT.

          The Registrant's Board of Directors has determined that each of the following independent Directors who are members of the audit committee are audit committee financial experts: E. Thayer Bigelow, Robert B. Calhoun, and Franklin W. Hobbs. Each of these persons is independent within the meaning of the Form N-CSR.

ITEM 4:   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended October 31, 2004 and 2003 by the Registrant's principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, "Deloitte") were as follows:

                                                                FISCAL YEAR ENDED:
                                                             2004                 2003
Audit Fees {a}                                            $ 212,000            $ 183,000
Audit-Related Fees {b}                                          194                  163
                                                          ------------------------------
Total audit and audit-related fees                          212,194              183,163
                                                          ------------------------------

Tax Fees {c}                                                 41,169               34,467
All Other Fees {d}                                               -0-                 253
                                                          ------------------------------
    Total Fees                                            $ 253,363            $ 217,883
                                                          ------------------------------

        {a} Consists of fees for audits of the Registrant's annual financial statements.

        {b} Consists of the Registrant's proportionate share of fees for performing certain agreed-upon procedures regarding compliance with the provisions of Rule 17a-7 of the Investment Company Act of 1940 and related Board approved procedures.

        {c} Fees for the fiscal year ended October 31, 2004 and 2003 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

        {d} Consists of the Registrant's proportionate share of fees for testing of Anti-Money Laundering Compliance.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant's Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

               - any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and

               - any audit-related, tax, and other services to be provided to the Registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor's independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant's Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as "All Other Fees".

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant's investment adviser, Lord, Abbett & Co. LLC ("Lord Abbett"), for the fiscal years ended October 31, 2004 and 2003 were:

                                                               FISCAL YEAR ENDED:
                                                            2004               2003
All Other Fees {a}                                        $ 81,900           $ 75,000

        {a} Fees for the fiscal years ended October 31, 2004 and 2003 consist of fees of $81,900 and $75,000, respectively, for Independent Services Auditors' Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett's Asset Management Services ("SAS 70 Report").

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett (i.e., Lord Abbett Distributor LLC, the Registrant's principal underwriter) for the fiscal years ended October 31, 2004 and 2003 were:

                                                                FISCAL YEAR ENDED:
                                                            2004               2003
All Other Fees {b}                                          $ -0-            $ 11,378

        {b} Fees for the fiscal year ended October 31, 2003 represent fees for testing of Anti-Money Laundering Compliance.

(h) The Registrant's Audit Committee has considered the provision of non-audit services that were rendered to the Registrant's investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte's independence.

ITEM 5:   AUDIT COMMITTEE OF LISTED REGISTRANTS.

          Not applicable.

ITEM 6:   SCHEDULE OF INVESTMENTS.
          NOT APPLICABLE.

ITEM 7: DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable.

ITEM 8: PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

          Not applicable.

ITEM 9:   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

          Not Applicable

ITEM 10:  CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the Registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

     (b) There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11:  EXHIBITS.

     (a)(1) Amendments to Code of Ethics - Not applicable.

     (a)(2) Certification of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as a part of EX-99.CERT.

     (a)(3) Certification of each principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as a part of EX-99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     LORD ABBETT SECURITIES TRUST


                                     /s/ Robert S. Dow
                                     -----------------
                                     Robert S. Dow
                                     Chief Executive Officer,
                                     Chairman and President


                                     /s/Joan A. Binstock
                                     -------------------
                                     Joan A. Binstock
                                     Chief Financial Officer and Vice President


Date: December 22, 2004

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

                                     LORD ABBETT SECURITIES TRUST


                                     /s/ Robert S. Dow
                                     -----------------
                                     Robert S. Dow
                                     Chief Executive Officer,
                                     Chairman and President


                                     /s/ Joan A. Binstock
                                     --------------------
                                     Joan A. Binstock
                                     Chief Financial Officer and Vice President


Date: December 22, 2004